UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

SONOS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

January •, 2025
To Our Stockholders:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Sonos, Inc. The Annual Meeting will be held on March 11, 2025. To allow for participation by all of our stockholders, regardless of their geographic location, the Annual Meeting will be held entirely online. You may attend the Annual Meeting online at the following website address: www.virtualshareholdermeeting.com/SONO2025 and by entering the 16-digit control number included on your Notice of Internet Availability, your proxy card or in the instructions that accompanied your proxy materials. The Annual Meeting will begin at approximately 10:00 a.m., Pacific Time, with login beginning at 9:45 a.m., Pacific Time, via a live webcast on the internet.
The matters expected to be acted upon at the Annual Meeting are listed in the Notice of Annual Meeting of Stockholders and more fully described in the accompanying proxy statement. We have also made available or provided our Annual Report on Form 10-K for the fiscal year ended September 28, 2024, which contains important business and financial information regarding Sonos.
Your vote is important. Whether or not you plan to attend the Annual Meeting, to ensure that your shares will be represented, please cast your vote as soon as possible via the internet or by telephone, or, if you received a paper proxy card and voting instructions by mail, by completing and returning the enclosed proxy card in the postage-prepaid envelope. Your vote by proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend.

Sincerely,

Tom Conrad
Interim Chief Executive Officer and Director
YOUR VOTE IS IMPORTANT
Your vote is important. As described in your electronic proxy materials notice or on the enclosed paper proxy card and voting instructions, please vote by: (1) accessing the internet website, (2) calling the toll-free number, or (3) signing and dating the proxy card as promptly as possible and returning it in the enclosed envelope (to which no postage need be affixed if mailed in the United States). Even if you plan to attend the virtual Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend online.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MARCH 11, 2025: THE PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT ARE AVAILABLE AT WWW.PROXYVOTE.COM.
SONOS, INC.
301 Coromar Drive
Santa Barbara, CA 93117
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
January •, 2025

Time and Date:	March 11, 2025 at 10:00 a.m. Pacific Time

Place:	Virtually at www.virtualshareholdermeeting.com/SONO2025

Items of Business:
1. Election of Class I directors.
2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending September 27, 2025.
3. Conduct an advisory vote to approve named executive officer compensation (the say-on-pay vote).
4. Conduct an advisory vote on frequency of future say-on-pay votes (the say-on-frequency vote).
5. Approve an amendment and restatement of the Company’s Restated Certificate of Incorporation to reflect Delaware law provisions allowing for the exculpation of officers.
6. Approve amending the Company's Restated Bylaws to provide for Delaware General Corporation Law and universal proxy rule updates.
7. Approve amending the Company's Restated Bylaws to modernize the advance notice provisions.
8. Transact any other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Record Date:	Only stockholders of record at the close of business on January 13, 2025 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

Proxy Voting:
Each share of common stock that you own represents one vote.
For questions regarding your stock ownership, you may contact us through our website at https://investors.sonos.com or, if you are a registered holder, contact our transfer agent, Equiniti Trust Company, LLC, through its website at https://www.shareowneronline.com or by phone at (800) 937-5449.

This notice of the Annual Meeting, proxy statement, form of proxy and our 2024 Annual Report are being distributed or made available on or about January •, 2025.
Whether or not you plan to attend the Annual Meeting, we encourage you to vote or submit your proxy via the internet, or request and submit your proxy card as soon as possible, so that your shares may be represented at the meeting.

By Order of the Board of Directors,

Edward Lazarus
Chief Legal and Strategy Officer and Corporate Secretary
Santa Barbara, California
January •, 2025

SONOS, INC.
PROXY STATEMENT FOR 2025 ANNUAL MEETING OF STOCKHOLDERS
TABLE OF CONTENTS

Page
EXECUTIVE SUMMARY	1

INFORMATION ABOUT SOLICITATION AND VOTING	5

INTERNET AVAILABILITY OF PROXY MATERIALS	5

GENERAL INFORMATION ABOUT THE MEETING	5

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	10

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS	18

PROPOSAL ONE: ELECTION OF DIRECTORS	21

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	30

PROPOSAL THREE: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION (THE SAY-ON-PAY VOTE)	32

PROPOSAL FOUR: ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY VOTE (THE SAY-ON-FREQUENCY VOTE)	33

PROPOSAL FIVE: APPROVE AN AMENDMENT AND RESTATEMENT OF RESTATED CERTIFICATE OF INCORPORATION TO REFLECT DELAWARE LAW PROVISIONS ALLOWING FOR THE EXCULPATION OF OFFICERS	34

PROPOSAL SIX: APPROVE AMENDING THE RESTATED BYLAWS TO PROVIDE FOR DELAWARE GENERAL CORPORATE LAW AND UNIVERSAL PROXY UPDATES	36

PROPOSAL SEVEN: APPROVE AMENDING THE RESTATED BYLAWS TO MODERNIZE THE ADVANCE NOTICE PROVISIONS	38

EXECUTIVE OFFICERS	41

EXECUTIVE COMPENSATION	43

EQUITY COMPENSATION PLAN INFORMATION	69

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	70

DELINQUENT SECTION 16(A) REPORTS	71

REPORT OF THE AUDIT COMMITTEE	72

ADDITIONAL INFORMATION	73

OTHER MATTERS	75
ANNEX A	A-1

ANNEX B	B-1

ANNEX C	C-1

Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), provide a “safe harbor” for forward-looking statements. With the exception of historical information, the matters discussed in this proxy statement are forward-looking statements and may be identified by the use of words such as “anticipate,” “believe,” “could,” “should,” “estimate,” “expect,” “intend,” “may,” “will,” “plan,” “predict,” “project,” “seek,” “approximately,” “potential,” “outlook” and similar terms and phrases that concern our strategy, plans or intentions, including references to assumptions. Such statements reflect our current view with respect to future events and are subject to certain risks, uncertainties and assumptions. A variety of factors could cause our future results to differ materially from the anticipated events or results expressed in such forward-looking statements. Readers should review Item 1A, Risk Factors, of our Annual Report on Form 10-K for the fiscal year ended September 28,

2024 for a description of important factors that could cause our future results to differ materially from those contemplated by the forward-looking statements made in this proxy statement. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this proxy statement might not occur. All forward-looking statements speak only as of the date of this proxy statement and should be evaluated with an understanding of their inherent uncertainty. Except as required under federal securities laws and the rules and regulations of the Securities and Exchange Commission, we will not undertake and specifically decline any obligation to publicly update or revise any forward-looking statements to reflect events or circumstances arising after the date of this proxy statement, whether as a result of new information, future events or otherwise.
Information appearing on sonos.com is not a part of and is not incorporated by reference in this proxy statement.

EXECUTIVE SUMMARY
This proxy statement (“Proxy Statement”) is first being made available to stockholders on or about January • , 2025 in connection with the solicitation by the Board of Directors (the “Board”) of Sonos, Inc. of proxies for use at the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”). Except as otherwise indicated or where the context otherwise requires, in this Proxy Statement, “Sonos,” the “Company,” “we,” “us” and “our” refer to Sonos, Inc.; “you,” “your,” “yours” and other words of similar import refer to stockholders of Sonos; and "Fiscal 2025" refers to the fiscal year ending September 27, 2025; “Fiscal 2024” refers to the fiscal year ended September 28, 2024, “Fiscal 2023” refers to the fiscal year ended September 30, 2023, and “Fiscal 2022” refers to the fiscal year ended October 1, 2022.
Highlights of certain information contained elsewhere in this Proxy Statement are provided below. This summary does not contain all of the information you should consider before you decide how to vote, and we encourage you to read the entire Proxy Statement carefully before voting.
2025 Annual Meeting of Stockholders

Date and Time:	March 11, 2025 at 10:00 a.m. PST

Place:	Virtually at www.virtualshareholdermeeting.com/SONO2025

Record Date:	January 13, 2025

Voting:	Holders of common stock are entitled to one vote per share on all matters to be presented at the Annual Meeting

Meeting Agenda Items

Proposal	Page Number	Voting Standard	Board Vote Recommendation
Proposal No. 1: Election of Class I Directors	21	Plurality	FOR EACH NOMINEE

Proposal No. 2: Ratification of the appointment of KPMG LLP ("KPMG") as our independent registered public accounting firm for the fiscal year ending September 27, 2025	30	Majority of votes cast	FOR

Proposal No. 3: Advisory vote to approve named executive officer compensation (the say-on-pay vote)	32	Majority of votes cast	FOR

Proposal No. 4: Advisory vote on frequency of future say-on-pay votes (the say-on-frequency vote)	33	Highest number of votes cast	ONE YEAR

Proposal No. 5: Approve an amendment and restatement of the Company’s restated certificate of incorporation ("Restated Certificate of Incorporation") to reflect Delaware law provisions allowing for the exculpation of officers	34	Majority of shares outstanding	FOR

Proposal No. 6: Approve amending the Company's restated bylaws ("Restated Bylaws") to provide for Delaware General Corporation Law and universal proxy rule updates	36	Majority of shares outstanding	FOR

Proposal No. 7: Approve amending the Company's Restated Bylaws to modernize the advance notice provisions	38	Majority of shares outstanding	FOR

Director Nominees

Director Nominee	Director Since	Primary Occupation	Independent	Committee Memberships
				Audit	CPD&I	NCG
Karen Boone	June 2017	Former Co-President, CFO and CAO, Restoration Hardware	√	Chair	Chair

Joanna Coles	February 2020	Chief Content Officer, The Daily Beast	√			√

Bracken Darrell	February 2024	CEO, VF Corporation	√	√

CPD&I = Compensation, People and Diversity & Inclusion Committee
NCG = Nominating and Corporate Governance Committee

Our Business
Sonos is one of the world's leading sound experience brands.
We pioneered multi-room, wireless audio products, debuting the world’s first multi-room wireless sound system in 2005. Today, our product lineup includes wireless, portable, and home theater speakers, headphones, components, and accessories to address consumers’ evolving audio needs. We are known for delivering unparalleled sound, thoughtful design aesthetic, simplicity of use, and an open platform. We frequently introduce new services and features across our platform, providing our customers with enhanced functionality, improved sound, and an enriched user experience.
Since we launched our first product 19 years ago, we have grown our install base by launching innovative new products, delivering a seamless customer experience, and expanding our global footprint. In Fiscal 2024, existing customers accounted for approximately 44% of new product registrations. As of September 28, 2024, we had a total of nearly 50.4 million products registered in approximately 16.3 million households globally, including the addition of approximately 1.0 million new households during Fiscal 2024. Our customers have typically purchased additional Sonos products over time. As of September 28, 2024, 39% of our 16.3 million households had registered more than one Sonos product. As of September 28, 2024, our households own 3.1 products on average.
Fiscal 2024 Highlights
New Product Launches
In Fiscal 2024, we introduced Ace, our first-ever headphones, and Roam 2, our ultra-portable smart speaker. In addition, in Fiscal 2024, we announced the Era 100 Pro, which is our first-ever solution optimized for professional installation in light-commercial and residential spaces.
Ace continues to earn widespread recognition, with TIME recently naming it one of the Best Inventions of 2024 and Esquire naming Sonos Ace in its 2024 Gadget Awards.

App Launch, Remediation and Going-Forward Commitments
In May 2024, we launched our most extensive app redesign ever. We undertook this initiative to improve our ability to drive innovation and make rapid updates. Post-launch, the new app did not perform as expected and yielded disappointing results for many customers. As these issues surfaced, we developed an app recovery plan which included a commitment to invest $20 to $30 million to improve the Sonos app and overall software experience as well as regain customer and partner trust. We have released nearly 20 software updates to date, and are committed to continuing to improve the software experience on an ongoing basis.
In October 2024, we released a set of commitments that we believe will ensure we continue to deliver the best wireless audio system in the world and our customers always enjoy the quality for which Sonos is known. The commitments fall into two categories: (i) addressing the root causes of the problems with the app release, and (ii) regaining the trust of our customers. The commitments include ensuring that we always establish rigorous quality benchmarks at the outset of product development and not launching products before meeting these criteria; increasing the stringency of our pre-launch testing phases; introducing major changes to the app more gradually; appointing a quality ombudsperson, extending our home speaker warranties; relentlessly improving the app experience with regular software updates; and establishing a customer advisory board.

Fiscal 2024 Financial Highlights (unaudited)

•Revenue of $1,518.1 million
•GAAP gross margin of 45.4%
•GAAP net loss of $38.1 million, GAAP diluted earnings per share (EPS) of -$0.31
•Non-GAAP net income of $71.4 million, Non-GAAP diluted EPS of $0.56
•Adjusted EBITDA of $107.9 million
•Free cash flow of $135 million, an increase of $85 million from Fiscal 2023
•Returned $129 million to shareholders through share repurchases under a $200 million authorization established in November 2023
Corporate Governance
•Independent Board Oversight. Six out of seven directors are independent. The roles of Chairperson and Chief Executive Officer are currently separate. Our independent directors meet regularly in scheduled executive sessions without management, and our Chairperson is the presiding director at those meetings.
•Independent Board Committees. Only independent directors serve on the Board’s committees.
•Strategy and Risk. Our Board as a whole has responsibility for risk oversight and exercises this risk oversight responsibility directly and through its committees.
•Board Evaluations. The Board and each committee conducts an annual self-evaluation, led by the Chair of our Nominating and Corporate Governance Committee.
•Stockholder Engagement. We have ongoing engagement with our stockholders throughout the year, which includes governance-focused discussions.
•No Poison Pill. We do not have a poison pill.
•Diverse and Skilled Board. Our Board is composed of members with diverse professional backgrounds, experience, expertise and viewpoints who combine a strong professional reputation and knowledge of our business and industry with a reputation for integrity.
•Sustainability & Environmental, Social and Governance (“ESG”). Our Nominating and Corporate Governance Committee has oversight over our ESG program, and our Audit Committee has oversight over ESG disclosures and risk.
•Stock Ownership Requirements. We maintain rigorous stock ownership guidelines for our named executive officers and non-executive directors and monitor compliance with such guidelines.
•Anti-Hedging and Pledging Policies. We prohibit all employees and directors from engaging in hedging transactions and only allow for pledging our common stock in limited circumstances, subject to the approval of our Compliance Officer.
See “Board of Directors and Corporate Governance” beginning on page 10 and “Compensation Discussion and Analysis” beginning on page 43 for more information.
Executive Compensation
We have established a compensation program that seeks to closely align the interests of our named executive officers and other management with the interests of our stockholders.
•Our compensation program is designed to attract, retain and motivate key executives critical to our success, provide fair and competitive compensation opportunities, integrate compensation with our business plans, and reward both business and individual performance.
•We link pay to performance and stockholder interests by heavily weighting compensation to short-term cash incentive awards and long-term equity awards that are tied to the value of our stock and financial targets. In Fiscal 2024, 91% of target CEO compensation and 86% of the target compensation for our other named executive officers who were employed for the full fiscal year, on average, was composed of variable, at-risk compensation elements.
•Our annual cash incentive program for our named executive officers consists of pre-established enterprise-wide financial measures (45% revenue and 45% Adjusted EBITDA margin) and diversity, equity, and inclusion (“DEI”) goals (10%). Threshold goals were not met for the revenue and Adjusted EBITDA margin goals during Fiscal 2024. Although the Compensation, People, Diversity & Inclusion Committee (the "CPD&I Committee") determined an achievement of 25% against the DEI goals, the CPD&I Committee determined to waive the results on the DEI metrics upon the recommendation of management, resulting in no annual incentive payments for Fiscal 2024 to our named executive officers.

•Our CPD&I Committee annually evaluates ways to better align our compensation program with the Company’s strategic initiatives.
•Our compensation program does not include any of the following practices:
◦Single trigger acceleration in connection with a change of control.
◦Material perquisites for executives, except in connection with a business-related relocation.
•At our 2024 annual meeting of stockholders (our "2024 Annual Meeting"), more than 96% of the votes cast for the say-on-pay proposal were in favor of our executive compensation program and policies.
See “Compensation Discussion and Analysis” beginning on page 43 for more information.
Corporate Social Responsibility
We are committed to creating responsibly-designed products and experiences, which are built by inclusive teams in pursuit of our mission to help the world listen better. In Fiscal 2021, we introduced our Climate Action Plan, with a goal of going carbon neutral by 2030 and reaching net zero by 2040. Our core objective is reducing our carbon emissions. Product energy usage makes up the majority of our emissions, making it a priority of our Climate Action Plan.
In Fiscal 2024, we conducted a robust climate risk assessment, evaluating physical and transition risks and opportunities using the framework established by the Task Force on Climate-Related Financial Disclosures (“TCFD”). This assessment found that Sonos’ exposure to climate-related risks is low. In Fiscal 2024, we updated our assessment to reflect our current sustainability strategy and strengthen our understanding of the most relevant risks and opportunities to our business.
We also built sustainability into both of our Fiscal 2024 marquee products: Ace and Roam 2. Sonos Ace headphones feature replaceable ear cushions, recycled plastic to reduce virgin plastic used by 18.5%, and a 75% recycled felt travel case made from recovered plastic bottles. Engineered to drive energy efficiency, Ace and Roam 2 feature various power-saving modes to minimize the need for charging and enhance the battery’s lifespan.
In November 2024, Sonos published its seventh annual Listen Better report detailing our ESG efforts and progress against our goals, which is available at https://sustainability.sonos.com/Sustainability-and-Climate-Impact/default.aspx.
See the “Board of Directors and Corporate Governance” section beginning on page 10 for more information.

SONOS, INC.
301 Coromar Drive
Santa Barbara, CA 93117
PROXY STATEMENT FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
January • , 2025
INFORMATION ABOUT SOLICITATION AND VOTING
The accompanying proxy is solicited on behalf of the Board of Directors of Sonos, Inc. for use at our 2025 Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/SONO2025 on March 11, 2025 at 10:00 a.m. Pacific Time, and any adjournment or postponement thereof. Beginning on or about January •, 2025, a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”), which contains instructions on how to access this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended September 28, 2024 (the “Annual Report”), is being mailed to our stockholders.
INTERNET AVAILABILITY OF PROXY MATERIALS
We are using the internet as the primary means for furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability with instructions for accessing the proxy materials online, including this Proxy Statement and our Annual Report, and for voting via the internet, by telephone or by mail. The Notice of Internet Availability also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We encourage stockholders to take advantage of the online availability of proxy materials, as we believe it helps in conserving natural resources and reduces our printing and mailing costs.
GENERAL INFORMATION ABOUT THE MEETING
What is the purpose of the Annual Meeting?
At the Annual Meeting, stockholders will vote upon the proposals described in this Proxy Statement.
What proposals are scheduled to be voted on at the Annual Meeting?
Stockholders will be asked to vote upon seven proposals. The proposals are:
1.Election of Class I directors.
2.Ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending September 27, 2025.
3.Advisory vote to approve named executive officer compensation (the say-on-pay vote).
4.Advisory vote on the frequency of future advisory votes on the Company's executive compensation (the say-on-frequency vote).
5.Approval of an amendment and restatement of the Company’s Restated Certificate of Incorporation to reflect Delaware law provisions allowing for the exculpation of officers.
6.Approve amending the Company's Restated Bylaws to provide for Delaware General Corporation Law and universal proxy rule updates.
7.Approve amending the Company's Restated Bylaws to modernize the advance notice provisions.
What is the recommendation of our Board of Directors on each of the proposals scheduled to be voted upon at the Annual Meeting?
Our Board recommends that you vote your shares:
•FOR each of the nominees to the Board of Directors (Proposal One);
•FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending September 27, 2025 (Proposal Two);

•FOR the approval, on an advisory basis, of the named executive officer compensation (Proposal Three);
•FOR the approval, on an advisory basis, of the option of holding the advisory vote on executive compensation once every year (Proposal Four);
•FOR the approval of an amendment and restatement of the Company’s Restated Certificate of Incorporation to reflect Delaware law provisions allowing for the exculpation of officers (Proposal Five);
•FOR the approval of amending the Company's Restated Bylaws to provide for Delaware General Corporation Law and universal proxy rule updates (Proposal Six); and
•FOR the approval of amending the Company's Restated Bylaws to modernize the advance notice provisions (Proposal Seven).
How do I attend the Annual Meeting?
We will host the Annual Meeting live via the internet. You will not be able to attend the meeting in person. Participation in and attendance at the Annual Meeting is limited to stockholders as of the close of business on January 13, 2025 (the “Record Date”). Such stockholders can listen to and participate in the Annual Meeting live via the internet at www.virtualshareholdermeeting.com/SONO2025 (the “Annual Meeting Website”). The webcast will begin at 10:00 a.m., Pacific Time, on March 11, 2025. Online access will begin at 9:45 a.m., Pacific Time, and we encourage you to access the Annual Meeting prior to the start time.
A list of stockholders entitled to vote at the meeting will be available for examination during normal business hours for ten days prior to the Annual Meeting for any purpose germane to the meeting at our corporate headquarters. Our corporate headquarters are currently located at 301 Coromar Drive, Santa Barbara, CA 93117. The stockholder list will also be available to stockholders during the meeting at the Annual Meeting Website.
To participate in the Annual Meeting, you will need the 16-digit control number found on your Notice of Internet Availability, your proxy card or the instructions that accompany your proxy materials. If your shares are held in the name of a bank, broker or other holder of record, you should follow the instructions provided by your bank, broker or other holder of record to be able to participate in the Annual Meeting. If you encounter difficulties accessing the virtual meeting, please call the technical support number that will be posted at www.virtualshareholdermeeting.com/SONO2025.
A replay of the Annual Meeting will be posted as soon as practical on our investor relations website: https://investors.sonos.com/.
Who can vote at the Annual Meeting?
Stockholders as of the Record Date are entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 120,546,358 shares of our common stock outstanding and entitled to vote.
Each share of our common stock as of the close of business on the Record Date is entitled to one vote on each matter presented at the Annual Meeting. There is no cumulative voting.
How do I vote my shares?
Stockholder of Record: Shares Registered in Your Name
If, on the Record Date, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are considered the stockholder of record with respect to those shares.
Beneficial Owner: Shares Registered in the Name of a Broker or Nominee
If, on the Record Date, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and your nominee has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.

Voting Instructions
If you are a stockholder of record, you may:
•VOTE AT THE ANNUAL MEETING - if you would like to vote at the Annual Meeting, please follow the instructions that will be available on the Annual Meeting Website during the Annual Meeting;
•VOTE BY MAIL IN ADVANCE OF THE ANNUAL MEETING - if you request a paper proxy card, complete, sign and date the enclosed proxy card, then follow the instructions on the card: or
•VOTE VIA THE INTERNET OR VIA TELEPHONE IN ADVANCE OF THE ANNUAL MEETING - follow the instructions on the proxy card and have the proxy card available when you access the internet website or place your telephone call.
Votes submitted via the internet or by telephone must be received by 11:59 p.m. Eastern Time on March 10, 2025. If you submit your vote by mail, your completed, signed and dated proxy card must be received prior to the Annual Meeting. Submitting your proxy, whether via the internet, via telephone or by mail if you requested a paper proxy card, will not affect your right to vote at the Annual Meeting should you decide to attend the meeting.
If you are not a stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares.
Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted.
What if I return my proxy card but do not provide voting instructions?
All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our Board stated above.
If you hold your shares in street name and do not vote, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described below) and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.
Can I change my vote or revoke my proxy?
A stockholder of record who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by:
•Delivering to our Corporate Secretary a written notice stating that the proxy is revoked;
•Signing and delivering a proxy bearing a later date;
•Voting again via internet or by telephone no later than 11:59 p.m. Eastern Time on March 10, 2025; or
•Attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.
Will I be able to ask questions at the Annual Meeting?
You will be able to submit written questions during the Annual Meeting by following the instructions that will be available on the Annual Meeting Website during the Annual Meeting. Only questions pertinent to meeting matters or our Company and submitted in accordance with the Annual Meeting’s Rules of Conduct will be answered during the meeting, subject to time constraints. Questions that are substantially similar may be grouped and answered together to avoid repetition. The Annual Meeting’s Rules of Conduct will be available on the Annual Meeting Website.

What is the quorum requirement for the Annual Meeting?
The holders of a majority of the voting power of the shares of our common stock entitled to vote at the Annual Meeting as of the Record Date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting, if you vote in advance of the Annual Meeting by mail or internet or by telephone or if you have properly submitted a proxy.
What is the vote required for each proposal?
For Proposal One, each director will be elected by a plurality of the votes cast, which means that the three individuals nominated for election to our Board at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may vote “FOR ALL NOMINEES,” to “WITHHOLD AUTHORITY FOR ALL NOMINEES” or “FOR ALL EXCEPT” one of the nominees you specify. If any nominee is unable or unwilling to serve for any reason, proxies may be voted for such substitute nominee as the proxy holder might determine. Proxies may not be voted for more than three directors. Each nominee has consented to being named in this Proxy Statement and to serve if elected.
For Proposal Two, ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending September 27, 2025 will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting represents a majority of the votes cast by stockholders.
For Proposal Three, the approval, on an advisory basis, of the named executive officer compensation will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting represents a majority of the votes cast by stockholders.
For Proposal Four, the frequency receiving the greatest number of votes cast by stockholders will be considered the advisory vote of our stockholders. You may vote to hold such advisory votes every “ONE YEAR,” every “TWO YEARS” or every “THREE YEARS,” or you may “ABSTAIN."
For Proposal Five, approval of an amendment and restatement of the Company’s Restated Certificate of Incorporation to reflect Delaware law provisions allowing for the exculpation of officers will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting represents a majority of the outstanding shares of our common stock entitled to vote on the proposal at the Annual Meeting.
For Proposal Six, approval of amending the Company's Restated Bylaws to provide for Delaware General Corporation Law and universal proxy rule updates will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting represents a majority of the outstanding shares of our common stock entitled to vote on the proposal at the Annual Meeting.
For Proposal Seven, approval of amending the Company's Restated Bylaws to modernize the advance notice provisions will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting represents a majority of the outstanding shares of our common stock entitled to vote on the proposal at the Annual Meeting.
How are abstentions and broker non-votes treated?
Abstentions (i.e. shares present at the Annual Meeting and marked “abstain”) and “broker non-votes” are each included in the determination of the number of shares present and entitled to vote at the meeting for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Neither abstentions nor broker non-votes are counted as voted either for or against a proposal and, as such, will not affect the outcome of the vote on any proposal, other than Proposals Five, Six and Seven. Abstentions and broker non-votes will have the same effect as votes “Against” Proposals Five, Six and Seven.
A “broker non-vote” occurs when your broker submits a proxy for your shares but does not indicate a vote for a particular proposal because the broker has not received voting instructions from you and is not authorized to vote on that proposal without instructions. A broker is authorized to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares, but is not authorized to vote shares held for a beneficial owner on “non-routine” matters without instructions from the beneficial owner of those shares.
Proposals One, Three, Four, Five, Six and Seven are each considered a “non-routine” matter. If you do not provide your broker with specific instructions on how to vote your shares, the broker that holds your shares will not be authorized to vote on Proposal One, Three, Four, Five, Six and Seven. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the Annual Meeting.

Proposal Two is considered a “routine” matter. Brokers have discretionary authority to vote shares that are beneficially owned on Proposal Two.
What does it mean if I receive more than one proxy card?
You may receive more than one set of voting materials for the Annual Meeting, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, your shares may be registered in more than one name or registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each proxy card and vote each proxy card via the internet, telephone or by mail. If you requested or received paper proxy materials and you intend to vote by mail, please complete, sign and return each proxy card you received to ensure that all of your shares are voted.
Who is paying for this proxy solicitation?
We will pay the expenses of soliciting proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any other information furnished to stockholders. Following the original mailing of the proxy materials, we and our agents, including directors, officers and other employees, without additional compensation, may solicit proxies by mail, email, telephone, facsimile, by other similar means or in person. Following the original mailing of the proxy materials, we will request brokers, custodians, nominees and other record holders to forward copies of the proxy materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, upon the request of the record holders, we will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials or vote via the internet or by telephone, you are responsible for any internet access or telephone charges you may incur.
Where can I find the voting results?
Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. The preliminary voting results will be announced at the Annual Meeting. The final results will be tallied by the inspector of elections and filed with the U.S. Securities and Exchange Commission (the “SEC”) in a current report on Form 8-K within four business days of the Annual Meeting.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
BOARD OF DIRECTORS
Our Board is responsible for overseeing and providing advice and counsel to our Chief Executive Officer and senior leadership team in the conduct of operating our business and fostering the creation of long-term value for our stockholders. In accordance with our Restated Certificate of Incorporation and our Restated Bylaws, the size of our Board is currently set at eight directors and is divided into three classes, with staggered three-year terms. Patrick Spence, our former Chief Executive Officer, resigned from the Board effective January 13, 2025, resulting in one vacancy on the Board. As further described below, the current leadership structure of our Board separates the roles of Chairperson and Chief Executive Officer, with Julius Genachowski serving as our Chairperson and Tom Conrad serving as our Interim Chief Executive Officer.
Our Board is composed of members with diverse professional backgrounds, experience, expertise and viewpoints who combine a strong professional reputation and knowledge of our business and industry with a reputation for integrity. Many of our directors have experience serving on board and board committees of other public companies, and have an understanding of corporate governance practices and trends and different business challenges and strategies.
Composition of the Board and its Committees; Director Independence; Director Qualifications
Our Board conducts an annual review of the independence of our directors. Our Board has determined that each of the members of our Board, other than Mr. Conrad, is “independent” as that term is defined under the rules of The Nasdaq Stock Market (“Nasdaq”). In assessing independence, our Board determined that none of the members of our Board, other than Mr. Conrad, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Our Board has established an Audit Committee, a Compensation, People and Diversity & Inclusion Committee and a Nominating and Corporate Governance Committee. The Board has determined that all committee members are independent under applicable Nasdaq and SEC rules for committee memberships, that each member of our Compensation, People and Diversity & Inclusion Committee qualifies as a non-employee director under Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”), and that each member of our Audit Committee is financially literate. In addition, our Board has determined that Karen Boone is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K.
As of the date of this Proxy Statement, Mr. Conrad is a non-independent member of our Board due to his service as Interim Chief Executive Officer. In connection with his service as Interim Chief Executive Officer, Mr. Conrad ceased serving on any committee of the Board.
The composition of our Board and its committees as of January • , 2025 is as follows:

					Committee Membership
Name	Age	Class	Director Since	Independent	Audit	Compensation, People and Diversity & Inclusion	Nominating and Corporate Governance
Karen Boone(1)	51	Class I	June 2017	√	Chair	Chair
Joanna Coles	62	Class I	February 2020	√			●
Tom Conrad	55	Class II	March 2017
Bracken Darrell	61	Class I	February 2024	√	●
Julius Genachowski(2)	62	Class II	September 2013	√	●	●	Chair
Jonathan Mildenhall	57	Class III	January 2024	√		●
Michelangelo Volpi	58	Class II	March 2010	√			●
(1)Audit Committee Financial Expert
(2)Chairperson of the Board

The responsibilities of each committee are described below. Each of these committees has a written charter approved by our Board. Copies of the charters for each committee are available on the Investor Relations section of our website, which is located at https://investors.sonos.com, by clicking on “Governance Documents” in the “Corporate Governance” section of our website.
Audit Committee
The purpose of our Audit Committee is to assist our Board in fulfilling its oversight responsibilities relating to our financial accounting, financial reporting and internal controls. As more fully described in its charter, our Audit Committee has responsibility for, among other things:
•selecting an accounting firm to serve as the independent registered public accounting firm to audit our financial statements;
•helping to ensure the independence of the independent registered public accounting firm;
•discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;
•developing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;
•reviewing with management the Company’s significant risk exposures (including those related to cybersecurity, ESG and climate), reviewing our policies for risk assessment and risk management, and steps management has taken to monitor these risks;
•reviewing with management the Company’s ESG reporting and disclosures;
•considering the adequacy of our internal accounting controls and audit procedures;
•reviewing and approving any proposed transaction between our company and any related party; and
•approving the fees and other compensation to be paid to our independent registered public accounting firm, and pre-approving all audit and non-audit related services provided by our independent registered public accounting firm.
Compensation, People and Diversity & Inclusion Committee
The purpose of our CPD&I Committee is to assist our Board with respect to compensation matters and to oversee our policies and strategies relating to culture and people management, including diversity and inclusion. As more fully described in its charter, our CPD&I Committee has responsibility for, among other things:
•reviewing and determining the compensation of our executive officers and making recommendations to our Board regarding compensation of our non-employee directors;
•administering our stock and equity incentive plans;
•reviewing and making recommendations to our Board regarding the adoption or amendment of incentive compensation and equity plans;
•reviewing the compensation-related disclosures in our proxy statements and human-capital related disclosures in our annual reports;
•reviewing, approving and administering any policies with respect to the recoupment or “clawback” of compensation of executive officers and other employees;
•periodically reviewing and assessing our policies, initiatives and results in the areas of diversity and inclusion (other than those within the purview of other committees of the Board); and
•establishing and reviewing general policies relating to the compensation and benefits of our employees.
Our CPD&I Committee may delegate authorities to subcommittees as it deems appropriate and to the extent permitted under Nasdaq listing standards, and applicable laws, rules and regulations, along with our corporate governance documents.
Nominating and Corporate Governance Committee
The purpose of our Nominating and Corporate Governance Committee is to identify, consider and recommend candidates for membership on our Board, develop and recommend corporate governance policies, oversee the evaluation of our Board and assist our Board with respect to corporate governance matters. As more fully described in its charter, our Nominating and Corporate Governance Committee has responsibility for, among other things:
•identifying, evaluating and recommending nominees to our Board and committees of our Board;
•conducting searches for appropriate directors;
•evaluating the performance of our Board, of the committees of our Board and of individual directors;

•considering and making recommendations to the Board regarding the composition of the Board and its committees;
•reviewing developments in corporate governance practices;
•evaluating the adequacy of our corporate governance practices and reporting;
•reviewing litigation and other legal matters on a periodic basis that could have a significant impact on the Company;
•overseeing our corporate social responsibility and sustainability program; and
•making recommendations to our Board concerning corporate governance matters.
Board Diversity
Our Board seeks members from diverse professional backgrounds who combine a strong professional reputation and knowledge of our business and industry with a reputation for integrity. Our Board does not have a formal policy with respect to diversity and inclusion. Diversity of experience, expertise and viewpoints is one of many factors the Nominating and Corporate Governance Committee considers when recommending director nominees to our Board. Further, our Board is committed to actively seeking highly qualified women and individuals from minority groups to include in the pool from which new candidates are selected.
We believe that the current composition of our Board reflects our commitment to diversity in the areas of gender, ethnicity and professional background. The table below provides additional diversity information regarding our Board as of January •, 2025. Each of the categories listed in the below table has the meaning as it is used in former Nasdaq Listing Rule 5605(f).

Board Diversity Matrix (as of January •, 2025)

Board Size:

Total Number of Directors	7

Gender Identity:	Female	Male	Non- Binary	Did Not Disclose Gender

Directors	2	5	—	—

Demographic Background:

African American or Black		—	—	—

Alaskan Native or Native American	—	—	—	—

Asian	—	—	—	—

Hispanic or Latinx	—	—	—	—

Native Hawaiian or Pacific Islander	—	—	—	—

White	2	4	—	—

Two or More Races or Ethnicities	—	1	—	—

LGBTQ+	—	1	—	—

Did Not Disclose Demographic Background	—	—	—	—
CORPORATE GOVERNANCE
Corporate Governance Guidelines and Code of Business Conduct and Ethics
Our Corporate Governance Guidelines set forth our policies and procedures related to corporate governance and cover topics including director qualifications and responsibilities, Board composition and management, and succession planning. Our Corporate Governance Guidelines are available without charge on the Investor Relations section of our website, which is located at https://investors.sonos.com, by clicking on “Governance Documents” in the “Corporate Governance” section of our website.
We have adopted a Code of Business Conduct and Ethics that applies to all of the members of our Board, officers and employees. Our Code of Business Conduct and Ethics is posted on the Investor Relations section of our website, which is located at https://investors.sonos.com, by clicking on “Governance Documents” in the “Corporate Governance” section of our website. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website at the location specified above.
Insider Trading Policy
We maintain an insider trading policy (the "Insider Trading Policy") governing the purchase, sale and other dispositions of our securities by our executive officers, directors, employees, consultants and independent contractors, including their respective immediate family members and affiliates, and the Company. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as the Nasdaq listing standards applicable to us. Our Insider Trading Policy prohibits trading while in possession of material nonpublic information and during blackout periods. Our Insider Trading Policy requires all executive officers and directors of the Company to trade in Company securities pursuant to a stock trading plan adopted pursuant to Exchange Act Rule 10b5-1 and includes pre-clearance procedures for certain other specified employees who have regular access to material nonpublic information about the Company in the normal course of their duties. Our Insider Trading Policy also prohibits hedging transactions and only allows for pledging our common stock in limited circumstances, subject to the approval of our Compliance Officer.
Our Insider Trading Policy is attached as an exhibit to our Annual Report on Form 10-K filed with the SEC on November 15, 2024.
Board Leadership Structure
Our Corporate Governance Guidelines provide that the roles of Chairperson and Chief Executive Officer may be either separate or combined, and our Board exercises its discretion in combining or separating these positions as it deems appropriate in the best interests of our company. When determining the leadership structure that will allow the Board to effectively carry out its responsibilities and best represent our stockholders’ interests, the Board will consider various factors, including our specific business needs, our operating and financial performance, industry conditions, the economic and regulatory environment, Board and committee annual self-evaluations, advantages and disadvantages of alternative leadership structures and our corporate governance practices. In the event that our Chief Executive Officer holds the Chairperson position, our Board will designate a “lead independent director” by a majority vote of the independent directors, which “lead independent director” shall have the responsibilities set forth in our Corporate Governance Guidelines.
Currently, Julius Genachowski, an independent director, serves as our Chairperson. Our Board believes that separating the positions of Chief Executive Officer and Chairperson allows our Chief Executive Officer to focus on setting our strategic direction and over-seeing our day-to-day business, while allowing the Chairperson to lead our Board in its fundamental role of providing independent advice to, and oversight of, management. In addition, we believe that this structure enhances the independent oversight of the Company, provides multiple opportunities for discussion and evaluation of management decisions and the direction of the Company and increases objectivity of the Board’s evaluation of the Chief Executive Officer role. Mr. Genachowski has been the Chairperson of our Board since May 2023, and Tom Conrad has served as our Interim Chief Executive Officer since January 2025 and as a member of our Board since March 2017. Patrick Spence served as our Chief Executive Officer from January 2017 to January 2025.
Our Corporate Governance Guidelines provide the flexibility for our Board to modify this leadership structure as appropriate.
Presiding Director of Non-Employee Director Meetings
Our non-employee directors meet regularly in scheduled executive sessions without management to promote open and honest discussion. Our Chairperson, Mr. Genachowski, is the presiding director at these meetings.
Board and Committee Self-Evaluations
Each year, the Board and its committees undergo a review and evaluation of their respective conduct and performance through a self-evaluation questionnaire that assesses, among other things, composition and structure, responsibilities and processes, meetings and materials, and management interactions. Our evaluation process is designed to identify ways in which to enhance the performance of the Board and its committees and to identify specific areas, if any, in need of improvement or strengthening. The Chair of our Nominating and Corporate Governance Committee oversees the evaluation process, which currently includes individual interviews with each director and a report of the results to the full Board.

Our Board’s Role in Risk Oversight
Our Board as a whole has responsibility for risk oversight. Our Board exercises this risk oversight responsibility directly and through its committees. The risk oversight responsibility of our Board and its committees is informed by reports from our management teams and from our internal audit department that are designed to provide visibility to our Board about the identification, assessment and management of key risks, and our management’s risk mitigation strategies.
Risk Oversight Structure

The Board

Our Board has primary responsibility for evaluating the most significant risks applicable to the Company, including:
•strategic, financial and operational risks including related to our annual business plan and product strategy;
•senior management succession planning;
•business or financial risks, including related to significant transactions and liquidity and credit; and
•brand or reputational risks, including those related to human capital management.

Board Committees

The Board’s committees oversee delegated responsibilities for specific risks as follows:

Our Audit Committee assists our Board with risk oversight and has primary responsibility for:
•oversight of our major financial and risk exposures;
•oversight of our major business risk exposures, including those related to our supply chain, information security and technology, cybersecurity, ESG, climate and data privacy;
•establishing procedures and overseeing the review of our ethics and compliance program and the Company’s compliance with legal and regulatory requirements;
•discussing guidelines and policies with respect to assessing and managing risk with management and our independent auditor;
•our internal control over financial reporting;
•our disclosure controls and procedures; and
•oversight of processes to identify material risks, including through our enterprise risk management program.

Our Compensation, People and Diversity & Inclusion Committee has responsibility for:
•evaluating risks arising from our compensation and people policies and practices; and
•oversight of the Company’s policies and strategies relating to culture and people management, including diversity and inclusion.

Our Nominating and Corporate Governance Committee has responsibility for:
•evaluating risks relating to our corporate governance practices, including related to Board structure, composition, independence and evaluation;
•periodic review of litigation and other legal matters that could have a significant impact on the Company; and
•oversight of matters that could have an impact on the Company’s business activities, performance and reputation, including the Company’s public policy activities and corporate social responsibility and sustainability programs.

Management

Our management team implements and supervises processes to manage risks in the day-to-day operations of our business. These processes are coordinated through its legal, internal audit and other functions which, along with management, regularly report to the Board and its committees on risks that are material to the Company.
Enterprise Risk Management Program
The Board and Audit Committee also review and discuss with management the Company’s findings from its annual enterprise risk management program, a process led by our internal audit department for considering a broad range of risks to the business. The enterprise risk management process takes into account feedback from senior business leaders and identifies and evaluates trends and concerns. Through the process, risks are evaluated in light of their probability and severity. The Board is kept apprised of ongoing management and mitigation efforts related to key risks.

Compensation Committee Interlocks and Insider Participation
None of the members of our CPD&I Committee in Fiscal 2024 was at any time during Fiscal 2024 one of our officers or employees (other than Deirdre Findlay who resigned from our Board effective October 3, 2023 and became an officer effective October 16, 2023), and none had or have any relationships with us that are required to be disclosed under Item 404 of Regulation S-K. During Fiscal 2024, none of our executive officers served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board or CPD&I Committee.
Board and Committee Meetings and Attendance
Our Board and its committees meet regularly throughout the year, and also hold special meetings and act by written consent from time to time. During Fiscal 2024: (i) our Board met four (4) times; (ii) our Audit Committee met six (6) times; (iii) our CPD&I Committee met three (3) times; and (iv) our Nominating and Corporate Governance Committee met three (3) times.
During Fiscal 2024, each member of our Board attended at least 75% of the aggregate of all meetings of our Board and of all meetings of committees of our Board on which such member served that were held during the period in which such director served.
Board Attendance at Annual Meeting of Stockholders
Our policy is to invite and encourage each member of our Board to be present at our annual meetings of stockholders. Four out of eight directors attended our 2024 Annual Meeting held on March 11, 2024.
Communication with Directors
Stockholders and interested parties who wish to communicate with our Board, non-management members of our Board as a group, a committee of our Board or a specific member of our Board (including our Chairperson) may do so by letters addressed to the attention of our Corporate Secretary.
All communications are reviewed by the Corporate Secretary and provided to the members of our Board as appropriate. Unsolicited items, sales materials, abusive, threatening or otherwise inappropriate materials and routine items and items unrelated to the duties and responsibilities of our Board will not be provided to directors.
The address for these communications is:
Sonos, Inc.
301 Coromar Drive
Santa Barbara, CA 93117
Attn: Corporate Secretary
Stockholder Engagement
We actively engage with major stockholders of the Company, which has been our practice since our initial public offering in 2018. Starting in 2022, we launched a formalized stockholder outreach program designed to solicit feedback from the Company’s stockholders with respect to a number of topics related to our corporate governance structure and policies and executive compensation program. This effort supplements the ongoing communications between our management and stockholders. The results of the stockholder outreach campaign and the feedback we received were discussed with our Nominating and Corporate Governance Committee, particularly with respect to our corporate governance structure, and subsequently shared with our Board.
As part of our stockholder outreach campaign in connection with our annual meeting held on March 11, 2024, we solicited the views of institutional investors that we believe represented approximately 55% of our issued and outstanding shares owned by institutional investors as of September 30, 2023, and had discussions with and received feedback from investors representing approximately 18% of such outstanding shares. We intend to engage in similar outreach efforts in connection with the Annual Meeting.
We plan to continue various stockholder communication and outreach programs in the future.
Sustainability & Impact
Overview
Sonos’ Sustainability and Impact programs aim to make a positive contribution to society and the environment. We have established five pillars across our Environmental, Social, and Governance work: Sustainability, Diversity, Equity & Inclusion, Supply Chain Responsibility, Privacy & Cybersecurity, and Social Impact.
Taking Climate Action
One important focus for Sonos is reducing greenhouse gas emissions across our operations and value chain while delivering the premium sound experience our customers know and expect. In Fiscal 2021, we established a Climate Action Plan centered on reducing our emissions and guiding our efforts toward those goals.
As part of our Climate Action Plan, we conduct annual carbon footprint assessments. This year, our carbon footprint assessment measured our Fiscal 2023 emissions and the results showed a minor decrease in our impact areas compared to Fiscal 2022 due to improved data quality, reduced idle power consumption of new products, and less air freight used. Consistent with previous footprint assessments, the largest contributor was product energy use, making energy efficiency a priority of our Climate Action Plan.
In Fiscal 2023, we conducted a robust climate-related risk and opportunities assessment designed in line with the Task Force on Climate-Related Financial Disclosures (TCFD) framework. In Fiscal 2024, we updated our assessment to reflect our current sustainability strategy and strengthen our understanding of the most relevant risks and opportunities to our business. Our assessments found that Sonos’ exposure to climate-related risks is low.
Product Sustainability
Designing products that last and reducing their environmental impact is integral to our sustainability mission. We built sustainable features into both of our Fiscal 2024 marquee products: Ace and Roam 2. Sonos Ace headphones feature replaceable ear cushions, recycled plastic to reduce virgin plastic used by 18.5%, and a 75% recycled felt travel case made from recovered plastic bottles. Engineered to drive energy efficiency, Ace and Roam 2 feature various power-saving modes to minimize the need for charging and enhance the battery’s lifespan.
For products in development, we continue to focus on creating long-lasting devices, incorporating recycled and renewable materials, and designing energy-saving solutions. We conduct life cycle assessments, analyzing product impacts holistically from raw material extraction through end-of-life. The findings help us understand how design decisions affect environmental outcomes and identify areas of improvement. Based on these third-party verified assessments, we release in-depth Product Environmental Reports on our website that detail the environmental footprint of our new products.
We also deliver award-winning packaging that utilizes Forest Stewardship Council® certified fibers and sustainably sourced materials to replace plastics from the unboxing experience.
Supply Chain Audits
We source materials and services globally to create our high-quality products, collaborating where feasible with suppliers who share our dedication to social and environmental responsibility. We are a member of the Responsible Business Alliance (RBA), an industry coalition focused on continually improving social and environmental standards across global supply chains. Our involvement with the RBA allows us to monitor suppliers in real-time and gain valuable insights into our global operations. In Fiscal 2024, we fully integrated the RBA Code of Conduct into our Supplier Code of Conduct, setting more stringent requirements for labor, health and safety, environmental practices, and ethics. Our involvement with the RBA allows us to utilize their leading standard for on-site compliance and verification which provides rigorous, shareable assessments conducted by independent third-party firms. We prioritize engaging with major suppliers that represent 80% of our supply chain spend to ensure alignment with our Supplier Code of Conduct. If a noncompliance is identified, we will work with our suppliers to take corrective action. In rare instances where a noncompliance is not corrected, we will terminate our business with that supplier.
Diversity, Equity & Inclusion
As part of our DEI efforts, we recruit, retain, and support employees from all backgrounds. DEI principles are integrated into our operations, culture, and business strategy and we continue to make progress in developing a diverse and inclusive culture.
In Fiscal 2024, we established a DEI Council that collaborates closely with the DEI team and Employee Resource Groups to drive change within their functions and influence their peers to do the same. Our dedicated DEI team implements initiatives and tracks progress throughout the Company to improve strategies that promote equity. For the third year in a row, we achieved a high score of 100 for LGBTQIA+ equity and workplace friendliness in the Human Rights Campaign Corporate Equality Index.
Privacy & Cybersecurity
We deeply respect our customers’ privacy. Our approach to privacy is described in our privacy statement. For cybersecurity, our approach includes technical and organizational measures to protect customer information, which includes operating a robust vulnerability disclosure program. We welcome and encourage feedback on our security practices, and each vulnerability concern reported to us is thoroughly investigated and addressed by our information security team.
Social Impact
Our philanthropic support includes grants, product donations, and employee volunteering. To target our support most effectively, our social impact program, Sonos Soundwaves, partnered with fifteen nonprofit organizations globally in Fiscal 2024. We focused on supporting efforts in environmental preservation, promoting inclusivity in the audio industry, and STEM learning experiences.
Governance
Our Nominating and Corporate Governance Committee has oversight of our corporate social responsibility and sustainability program, and our Audit Committee has oversight over ESG disclosures and risk. In November 2024, we released our Listen Better Report for Fiscal 2024, offering a detailed overview of our ESG efforts described above. A copy of this report is available on the sustainability section of our Investor Relations website and at sustainability.sonos.com.

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS
Nomination to the Board of Directors
The Nominating and Corporate Governance Committee is responsible for recommending to the Board nominees for election to our Board at each annual meeting of stockholders and for identifying one or more candidates to fill any vacancies that may occur on our Board. New candidates may be identified through recommendations from existing directors or members of management, consultants or third-party search firms, discussions with other persons who may know of suitable candidates to serve on our Board, and stockholder recommendations. Evaluations of prospective candidates typically include a review of the candidate’s background and qualifications by the Nominating and Corporate Governance Committee, interviews with the committee as a whole, one or more members of the committee, or one or more other Board members, and discussions within the committee and the full Board. The Nominating and Corporate Governance Committee then recommends candidates to the full Board, with the full Board selecting the candidates to be nominated for election by the stockholders or to be appointed by the Board to fill a vacancy.
The Nominating and Corporate Governance Committee will consider director candidates proposed by stockholders as well as recommendations from other sources. Additional information regarding the process for properly submitting stockholder nominations for candidates for nomination to our Board is set forth below under “Stockholder Proposals and Nominations for the 2026 Annual Meeting.”
Director Qualifications
In accordance with its charter and our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee develops and recommends to our Board appropriate criteria, including desired qualifications, expertise, skills and characteristics, for selection of new directors and periodically reviews the criteria adopted by our Board and, if appropriate, recommends changes to such criteria.

Key Qualifications and Experiences
We have identified key qualifications and experiences that are important to be represented on the Board, in light of the Company’s business model and expected future strategy. The table below summarizes how these key qualifications and experiences are related to our Company’s business.

Business Characteristic	Key Qualification/Experience

We are a global consumer electronics company with a portfolio of proprietary audio products and services, proprietary software and an open platform. We partner with a broad range of content providers, such as streaming music services, internet radio stations, and podcast services, allowing our customers to enjoy their audio content from whichever source they desire. We frequently introduce new services and features across our platform, and intend to deepen our relationships with our current partners and expand our partner ecosystem.
Consumer Technology and Content Experience

We are committed to continuous technological innovation, including by delivering at least two new products per year. We also seek to make thoughtful and targeted investments to drive long-term growth, including acquisitions.
Strategic Planning and Product Innovation Experience

We sell through both retail channels and direct-to-consumer and in more than 60 countries. Our strategy of sustainable, profitable growth is dependent on reaching and acquiring new households who add more products over time and deliver word-of-mouth marketing.	Consumer Sales and Marketing Experience

We are a global company, with 27.7% of our employees and 38.7% of our Fiscal 2024 revenue outside of the United States, and our products are sold in more than 60 countries. We also manufacture our products outside of the United States and, similar to other companies in our industry, may face challenges in managing our global supply chain.
Global Operating Experience

We are a public company with a disciplined approach to financial management and accurate disclosure.	Finance and Accounting Experience

Our business is global and subject to a variety of regulatory regimes and requirements. In addition, we have a strategy for protecting our intellectual property and resisting anti-competitive conduct by large tech platforms. Each requires us to maintain relationships with various governmental entities and nongovernmental organizations.
Government and Regulatory Experience

We are subject to a variety of risks and seek to identify, assess, and manage those risks for the long-term success of our business and to meet our legal and regulatory obligations.	Risk Oversight and Corporate Governance Experience

We are a multifaceted global technology company, whose success requires aligning many areas of operations, including capital allocation, engineering, product design, supply chain, marketing, technology, human capital management, legal and our community and charitable activities.
C-Suite Experience

We are committed to creating responsibly-designed products and experiences, built by inclusive teams in pursuit of our mission to help the world listen better.	Sustainability

Board Diversity
As discussed above, our Board seeks members from diverse professional backgrounds who combine a strong professional reputation and knowledge of our business and industry with a reputation for integrity. Our Board does not have a formal policy with respect to diversity and inclusion. Diversity of experience, expertise and viewpoints is one of many factors the Nominating and Corporate Governance Committee considers when recommending director nominees to our Board. Further, our Board is committed to actively seeking highly qualified women and individuals from minority groups to include in the pool from which new candidates are selected. Our Board also seeks members that have experience in positions with a high degree of responsibility or are, or have been, leaders in the companies or institutions with which they are, or were, affiliated, but may seek other members with different backgrounds, based upon the contributions they can make to our company.

PROPOSAL ONE: ELECTION OF DIRECTORS
In accordance with our Restated Certificate of Incorporation and our Restated Bylaws, the size of our Board is currently set at eight directors and is divided into three classes, with staggered three-year terms. Directors in Class I will stand for election at the Annual Meeting. The terms of office of directors in Class II and Class III expire at our annual meetings of stockholders to be held in 2026 and 2027, respectively. Patrick Spence, our former Chief Executive Officer, resigned from the Board effective January 13, 2025. As a result, there will be one director vacancy on the Board following the Annual Meeting. Under the terms of our Restated Certificate of Incorporation and our Restated Bylaws, the Board may appoint a suitable candidate to fill the vacancy at any time during the year.
At the recommendation of our Nominating and Corporate Governance Committee, our Board proposes that each of the three nominees named below be elected as a Class I director for a three-year term expiring at our 2028 annual meeting of stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal. There are no family relationships among our directors and executive officers.
NOMINEES TO OUR BOARD OF DIRECTORS
The nominees, their ages as of January •, 2025, biographical information and lengths of service on our Board are set forth below.

Class I Director Nominees

Karen Boone

Age: 51 Director since: June 2017 Committees: Audit CPD&I Other Public Company Boards: Current: Peloton Interactive Rivian Automotive
Key Skills and Qualifications:
Karen Boone was selected to serve as a member of our Board given her background as a C-Suite and finance executive in the retail and consumer sector, most recently at the leading premium home furnishings retailer, RH. Ms. Boone has extensive experience in strategic and financial planning, governance and risk oversight including cybersecurity and product safety and compliance, and global operations, overseeing financial, accounting, human resources, legal and investor relations functions. Ms. Boone is a seasoned director, serving on several public and private company boards and on the Audit Committee (as chair) of several public company boards.
Experience:
Ms. Boone most recently served as the Interim Co-CEO and Co-President of Peloton Interactive, a connected fitness company, from May 2024 to October 2024 and as the sole Interim CEO and President from November 2024 to December 2024. Ms. Boone served as the President, Chief Financial and Administrative Officer of RH (formerly Restoration Hardware, Inc.), a home furnishings company, from May 2014 until August 2018, and as Chief Financial Officer from June 2012 to May 2014. Prior to that, from 1996 to June 2012, she held various roles at Deloitte & Touche LLP, a public accounting firm, most recently as an Audit Partner. She currently serves on the board of directors of Peloton Interactive, a connected fitness company, Rivian Automotive, an automotive technology company, and several private companies.
Ms. Boone holds a B.S. in business economics from the University of California, Davis.

Joanna Coles

Age: 62
Director since: February 2020
Committees:
Nominating and Corporate Governance

Other Public Company Boards:
Current: Snap, Inc.
Within the past five years:
Bark, Inc.
Northern Star Investment Corp. II
Northern Star Investment Corp. III
Northern Star Investment Corp. IV

Key Skills and Qualifications:
Joanna Coles was selected to serve as a member of our Board given her media leadership, extensive experience in partnerships and in content across all forms of media, and expertise in brand development and marketing, including by reaching diverse audiences. Ms. Coles serves on a number of boards at the intersection of culture and commerce, helping Sonos tap into unique partnerships, and build a global brand.
Experience:
Ms. Coles is the Chief Content Officer of The Daily Beast, an American news website focused on politics, media, and pop culture, a position she has held since April 2024. She currently serves on the board of directors of Snap Inc., a camera and social media company. Ms. Coles is the former Chief Content Officer of Hearst Magazines, overseeing editorial for Hearst’s 300 titles globally, and served in that role from September 2016 until August 2018. Prior to that she was Editor-in-Chief of Cosmopolitan, a role she started in September 2012. She edited Marie Claire magazine from April 2006 to September 2012. Ms. Coles worked for The Times of London from September 1998 to September 2001 and served as New York Bureau Chief for The Guardian from 1997 to 1998. Ms. Coles has a TV development deal with Futureshack and a production development deal at ABC Signature Studios creating TV shows across Disney’s streaming platforms including FX and Hulu. She is also the Executive Producer of The Bold Type available on Hulu in the US and Netflix globally and inspired by her career. Previously, she served as Chair and CEO of Northern Star Investment Corp.
Ms. Coles holds a B.A. in English and American literature from the University of East Anglia.

Bracken Darrell

Age: 61 Director since: February 2024 Committees: Audit Other Public Company Boards: Current: VF Corporation
Key Skills and Qualifications:
Bracken Darrell was selected to serve on our Board because of his long track record of building enterprise value, expertise in building world-class products, enhancing and elevating design capabilities and innovation, and expanding into new categories, his consumer brand marketing experience with blue-chip companies, his experience as a purpose-driven leader, including at the CEO-level, and his deep international experience. Mr. Darrell is a demonstrated business leader with a strong track record of performance across multiple industries.
Experience:
Mr. Darrell has served as President and Chief Executive Officer of VF Corporation, one of the world’s largest apparel, footwear and accessories companies, since July 2023. Before joining VF Corporation, Mr.. Darrell served for more than 10 years as president and chief executive officer of Logitech International, S.A., a multinational manufacturer of computer peripherals and software, beginning in January 2013. Prior to Logitech, Mr. Darrell held international leadership roles of increasing responsibility at Procter & Gamble, a multinational consumer goods corporation, where he was President of Braun globally, the Whirlpool Corporation, a multinational manufacturer and marketer of home appliances, where he was President of EMEA, and General Electric, a multinational conglomerate. He began his career with Arthur Anderson and then PepsiCo. Mr. Darrell currently serves on the board of directors of Life Biosciences, a biotechnology company.
Mr. Darrell received a B.A. from Hendrix College and an MBA from Harvard Business School.

CONTINUING DIRECTORS
The directors who are serving for terms that end following the Annual Meeting, their ages as of January •, 2025, biographical information and lengths of service on our Board are set forth below.

Class II Directors

Tom Conrad
Age: 55 Director since: March 2017 Other Public Company Boards: None
Key Skills and Qualifications:
Tom Conrad was selected to serve as a member of our Board due to his expertise in the design, development and innovation of a diverse range of software-based and consumer-focused technology products and those involving audio content. Mr. Conrad also has extensive C-Suite experience, including at the CEO level, and experience leading and building product teams in the consumer technology and content industries.
Experience:
Mr. Conrad has served as our Interim Chief Executive Officer and President since January 2025. Prior to that, he served as the Chief Executive Officer of Zero Longevity Science, Inc. (formerly Big Sky Health), maker of the metabolic health app Zero, from November 2021 to January 2025. He previously served as the Chief Product Officer of Quibi, a short form streaming service, from March 2019 to January 2021. Mr. Conrad was the Vice President of Product at Snap Inc., a camera and social media company, from March 2016 to March 2018. Prior to Snap, Mr. Conrad served as the Chief Technology Officer and Executive Vice President of Product of Pandora Media, Inc., a streaming music service company, from July 2004 to July 2014.
Mr. Conrad holds a B.S.E in computer science from the University of Michigan.

Julius Genachowski
Age: 62
Director since: September 2013,
Chairperson since May 2023
Committees:
Audit
CPD&I
Nominating and Corporate Governance
Other Public Company Boards:
Current: Mastercard Incorporated
Mattel Inc.
Within the past five years:
Sprint Corporation

Key Skills and Qualifications:
Julius Genachowski was selected to serve on our Board due to his expertise in government and regulatory matters, including as Chairman of the Federal Communications Commission; experience as a C-suite executive, investor and board member in the technology, communications and media industries, including experience with consumer technology and content; his global perspectives and experiences in various roles; his finance and transactional experience as an executive and investor; and his risk oversight and corporate governance experience, including serving on the board of directors of public companies and on Audit (as chair) and Risk Committees.
Experience:
Mr. Genachowski is a Senior Advisor at The Carlyle Group, a global investment firm, a position he has held since January 2024; from 2014 through 2023 Julius was a Partner and Managing Director at Carlyle. He served as the Chairman of the U.S. Federal Communications Commission from 2009 to 2013. He has held senior executive positions at IAC/InterActiveCorp, an internet, e-commerce and media company. He currently serves on the board of directors of Mastercard Incorporated, a global technology company in the payments industry, where he chairs the Audit Committee, and of Mattel Inc., a leading global toy and family entertainment company. He previously served on the board of directors of Sprint Corporation, a communications company, from August 2015 until April 2020. He also served on the President’s Intelligence Advisory Board under President Obama, and has served on the staff of then-Representative Charles Schumer and on the staff of the U.S. House Select Committee on the Iran-Contra Affair.
Mr. Genachowski holds a B.A. in history from Columbia University and a J.D. from Harvard Law School, and served as a law clerk to U.S. Supreme Court Justice David H. Souter.

Michelangelo Volpi
Age: 58
Director since: March 2010,
Chairperson from November 2010
to May 2023
Committees:
Nominating and Corporate Governance
Other Public Company Boards:
Current: Aurora Innovation, Inc.,
Confluent, Inc., and Ferrari N.V.
Within the past five years:
Tishman Speyer Innovation Corp. II,
Elastic N.V., Hortonworks, Inc.,
Fiat Chrysler Automobiles N.V., and
Zuora, Inc.

Key Skills and Qualifications: Michelangelo Volpi was selected to serve on our Board because of his broad expertise in strategic planning and evaluating business strategies; his extensive experience as a C-suite executive, investor and board member in the technology industry; his finance experience as an executive and investor; his global perspectives and experiences in various roles; and his finance experience as an executive and investor. Mr. Volpi is a seasoned director, serving on several public and private company boards.
Experience:
From July 2009 to June 2023, Mr. Volpi served as a Partner at Index Ventures, a venture capital firm, and since July 2023, he serves as a Retired Partner of Index Ventures. Mr. Volpi has served as a director of Aurora Innovation, Inc., a self-driving technology company, which became a publicly-traded company in November 2021, Confluent, Inc., a data streaming platform, since April 2015, Ferrari N.V., an automotive company, since April 2023, and Stanford Health Care, a charitable organization and medical center, since September 2024, in addition to serving as a director for numerous private companies. Mr. Volpi has previously served as a director of various public companies, including Tishman Speyer Innovation Corp. II, a special purpose acquisition company, from February 2021 to December 2022, Elastic N.V., a search and data analysis company, from January 2013 to July 2022, Fiat Chrysler Automobiles N.V., an automotive company, from April 2017 to January 2021, Zuora, Inc., an enterprise software company, from November 2011 to June 2020, Hortonworks, Inc. (now a subsidiary of Cloudera, Inc.), a data software company, from October 2011 to January 2019, Pure Storage, Inc., an all-flash data storage company, from April 2014 to October 2018, and Exor N.V., a holding company, from April 2012 to May 2018.
Mr. Volpi holds a B.S. in Mechanical Engineering, an M.S. in Manufacturing Systems Engineering, and an M.B.A. from Stanford University.

Class III Directors
Jonathan Mildenhall

Age: 57 Director since: January 2024 Committees: CPD&I Other Public Company Boards: Current: None Within the past five years: Peloton Interactive Northern Star Investment Corp. IV
Key Skills and Qualifications: Jonathan Mildenhall was selected to serve on our Board because of his deep expertise in consumer brand strategies, global marketing campaigns and initiatives, design, and advertising. Mr. Mildenhall has a long track record of driving innovative and successful approaches in each of these disciplines, and is also known for helping companies broaden their appeal to diverse audiences.
Experience:
Mr. Mildenhall is currently the Chief Marketing Officer of Rocket Companies Inc., a position he has held since January 2024. He is the Co-Founder and Executive Chairman of TwentyFirstCenturyBrand, a consumer brand strategy and marketing consultancy firm. He also serves on the board of Fanatics, Inc. and previously served on the board of Peloton Interactive, a connected fitness company, from February 2022 to December 2023 and the board of Northern Star Investment Corp. IV, a special purpose acquisition company, from March 2021 to September 2023. Prior to co-founding TwentyFirstCenturyBrand, Mr. Mildenhall served as Chief Marketing Officer of Airbnb from 2014 to 2018. Before Airbnb, Mr. Mildenhall led The Coca-Cola Company’s marketing initiatives as Senior Vice President of integrated marketing communication and design excellence from 2013 to 2014 and as Senior Vice President of global advertising strategy and content excellence from 2007 to 2013. Earlier in his career, Mr. Mildenhall served in various management positions in marketing and advertising.
Mr. Mildenhall holds a Higher National Diploma in Business and Finance from The Manchester Metropolitan University. He completed the Advanced Management Program at Harvard Business School, and holds an Honorary Doctorate in Business Administration from The Manchester Metropolitan University.

DIRECTOR COMPENSATION
Director Compensation Table
The following table presents the total compensation for each person who served as a non-employee director during Fiscal 2024. Mr. Spence is not included in the table below, as he was employed as our Chief Executive Officer during Fiscal 2024 and received no compensation for his service as director. The compensation received by Mr. Spence as an employee is included in “Executive Compensation—Summary Compensation Table” below.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)

Karen Boone	85,000	203,103	288,103

Joanna Coles	71,666	203,103	274,769

Tom Conrad (3)	75,000	203,103	278,103

Bracken Darrell (4)	36,250	220,616	256,866

Deirdre Findlay (5)	—	—	—

Julius Genachowski	160,000	203,103	363,103

Jonathan Mildenhall (6)	43,333	226,908	270,241

Michelangelo Volpi (7)	—	—	—
(1)The amounts reported in this column represent the aggregate grant date fair value of the restricted stock units (“RSUs”) granted under our 2018 Equity Incentive Plan to our directors during Fiscal 2024, as computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 (“ASC 718”), excluding the effect of estimated forfeitures. The assumptions used in calculating the dollar amount recognized for financial statement reporting purposes of the equity awards reported in this column are set forth in Note 2 to our audited consolidated financial statements included in our Annual Report. See footnote (1) to the Summary Compensation Table.

(2)Our non-employee directors held the following number of stock options and RSUs, each as of September 28, 2024:

Name	Shares Subject to Outstanding Stock Options	Shares Subject to Outstanding Stock Awards

Karen Boone	31,766	46,289*

Joanna Coles	—	10,656

Tom Conrad	31,766	28,160**

Bracken Darrell	—	10,656

Deirdre Findlay	—	256,842***

Julius Genachowski	54,376	36,278****

Jonathan Mildenhall	—	10,656

Michelangelo Volpi	—	—
*Includes 10,656 RSUs that are unvested and 35,633 RSUs that are vested but for which such director has elected to defer settlement until a later date.
**Includes 10,656 RSUs that are unvested and 17,504 RSUs that are vested but for which such director has elected to defer settlement until a later date.
***Includes 12,499 RSUs granted for prior Board service that are vested but for which Ms. Findlay has elected to defer settlement until a later date and 244,343 RSUs granted to Ms. Findlay in connection with her appointment as Chief Commercial Officer effective October 16, 2023.
****Includes 10,656 RSUs that are unvested and 25,622 RSUs that are vested but for which such director has elected to defer settlement until a later date.
(3)Effective January 13, 2025, Mr. Conrad was appointed Interim Chief Executive Officer. Mr. Conrad will receive no compensation for his service as director while he is serving as Interim Chief Executive Officer.
(4)Mr. Darrell joined our Board on February 12, 2024.
(5)Ms. Findlay resigned from our Board, effective October 3, 2023, in connection with her appointment as our Chief Commercial Officer. She did not receive any compensation for her service on our Board in Fiscal 2024.
(6)Mr. Mildenhall joined our Board on January 25, 2024.
(7)Mr. Volpi declined to accept any compensation for his service on our Board in Fiscal 2024.
Non-Employee Director Compensation Arrangements
Pursuant to a policy adopted by our Board, we pay each non-employee director an annual retainer fee of $55,000 for service on our Board and additional annual retainer fees for services as follows:
•$75,000 for the Board Chairperson;
•$20,000 for the Chair of our Audit Committee and $10,000 for each of its other members;
•$20,000 for the Chair of our CPD&I Committee and $10,000 for each of its other members; and
•$20,000 for the Chair of our Nominating and Corporate Governance Committee and $10,000 for each of its other members.
In addition, following each annual meeting of stockholders, each non-employee director receives an annual equity grant of RSUs having a fair market value on the grant date equal to approximately $200,000. Any non-employee director who is initially appointed to our Board receives an initial equity grant of RSUs having a fair market value on the grant date equal to approximately $200,000 at the time of appointment, subject to proration based on the date of appointment in the event that he or she is appointed other than on the date of the annual meeting of stockholders. In each case, the number of shares of our common stock subject to the grant of RSUs is determined by dividing $200,000 by the trailing 30 calendar day average of the closing price of our common stock on The Nasdaq Global Select Market. Each grant of RSUs will vest in full on the earlier of (i) the one-year anniversary of the date of grant and (ii) the date of the first annual meeting of stockholders following the date of grant, subject to the director providing services to us through the vesting date; provided, however, that in the event that a director ceases to provide services to us other than for Cause (as defined in the 2018 Equity Incentive Plan (the “2018 Plan”)), his or her outstanding RSUs will vest on a pro rata basis based on the last day of service. Non-employee directors are provided the opportunity to elect to defer settlement of all or a portion of the RSUs granted to them until a separation from service or a set date; in Fiscal 2024, each of Ms. Boone and Messrs. Conrad and Genachowski elected to defer settlement of their annual equity grants. RSUs granted to non-employee directors under the policy described above will accelerate and vest in full in the event of a change of control, subject to the terms of our 2018 Plan. We also reimburse our directors for their reasonable out-of-pocket expenses in connection with attending meetings of our Board and committees.
Director Stock Ownership Guidelines Policy
For a description of the Stock Ownership Guidelines Policy that applies to our directors, please see “Executive Compensation—Executive and Director Stock Ownership Guidelines Policy” below.
OUR BOARD RECOMMENDS A VOTE “FOR ALL NOMINEES” FOR THE ELECTION OF THE THREE CLASS I DIRECTORS SET FORTH IN THIS PROPOSAL ONE.

PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has selected KPMG as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending September 27, 2025, and recommends that our stockholders vote for the ratification of such selection. On December 10, 2024 our Audit Committee approved the engagement of KPMG, effective as of such date. During the fiscal years ended September 28, 2024 and September 30, 2023, and the subsequent interim period through December 10, 2024, the Company did not, nor did anyone on the Company’s behalf, consult with KPMG with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that KPMG concluded was an important factor that the Company considered in reaching a decision as to any accounting, auditing or financial reporting issue or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a disagreement, or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). Contemporaneously with our Audit Committee’s determination to engage KPMG, our Audit Committee dismissed PricewaterhouseCoopers LLP as our independent registered public accounting firm, effective as of such date.
The reports of PricewaterhouseCoopers LLP on our financial statements for each of the two fiscal years ended September 28, 2024 and September 30, 2023 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of our financial statements for the fiscal years ended September 28, 2024 and September 30, 2023, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between us and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreement in their report. During the fiscal years ended September 28, 2024 and September 30, 2023, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).
In accordance with Item 304(a)(3) of Regulation S-K, the Company provided PricewaterhouseCoopers LLP with a copy of the disclosure included in the Current Report on Form 8-K filed on December 16, 2024 and requested that PricewaterhouseCoopers LLP furnish the Company with a letter addressed to the SEC stating whether it agreed with the statements contained therein. A copy of PricewaterhouseCoopers LLP’s letter, dated December 16, 2024, was filed as Exhibit 16.1 to the Current Report on Form 8-K filed on December 16, 2024.
Our Audit Committee determined to submit its selection of the independent auditors to stockholders for ratification. This vote will ratify prior actions by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines who to appoint as the Company’s independent auditors in the future.
PricewaterhouseCoopers LLP audited our financial statements for the fiscal year ended September 28, 2024. Representatives of KPMG are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions. A representative of PwC will not be present at the Annual Meeting.
Independent Registered Public Accounting Firm Fees and Services
We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our Audit Committee annually. In accordance with standard policy, PricewaterhouseCoopers LLP periodically rotates the individuals who are responsible for our audit. In addition to performing the audit of our consolidated financial statements, PricewaterhouseCoopers LLP provided various other services during the fiscal years ended September 28, 2024 and September 30, 2023. Our Audit Committee has determined that PricewaterhouseCoopers LLP’s provision of these services, which are described below, does not impair PricewaterhouseCoopers LLP’s independence from us. During the years ended September 28, 2024 and September 30, 2023, fees for services provided by PricewaterhouseCoopers LLP were as follows:

	Fiscal Year Ended
	September 28, 2024	September 30, 2023
Audit fees (1)	$2,151,516	$2,731,396
Audit-related fees (2)	—	—
Tax fees (3)	—	$40,000
Other fees (4)	$22,000	$2,900
Total fees	$2,173,516	$2,774,296
(1)Consists of fees rendered in connection with the audit of our consolidated financial statements, including audited financial statements presented in our annual report on Form 10-K, review of the interim consolidated financial statements included in our quarterly reports and services normally provided in connection with regulatory filings.
(2)Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”
(3)Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, as well as technical tax advice related to federal and state income tax matters, assistance with sales tax and assistance with tax audits.
(4)Consists of fees for professional services other than those reported in the categories above, including access to resource materials and portals.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.
All of the services relating to the fees described in the table above were approved by our Audit Committee.
OUR BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL TWO.

PROPOSAL THREE: ADVISORY VOTE TO APPROVE NAMED
EXECUTIVE OFFICER COMPENSATION (THE SAY-ON-PAY VOTE)
This stockholder advisory vote, commonly known as "say-on-pay," is required pursuant to Section 14A of the Exchange Act and gives our stockholders the opportunity to approve or not approve, on a non-binding advisory basis, the compensation paid to our former Chief Executive Officer and the other officers named in the Summary Compensation Table (“named executive officers”) as disclosed in this Proxy Statement.
The Board recommends a vote "FOR" the following resolution:
“RESOLVED, that the stockholders of Sonos, Inc. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Proxy Statement, including the Compensation Discussion and Analysis, the compensation tables and any related narrative discussion.”
The Compensation Discussion and Analysis, beginning on page 43, describes our executive compensation programs and the compensation decisions made by our CPD&I Committee and Board for Fiscal 2024 with respect to our named executive officers. As described in detail in the Compensation Discussion and Analysis and highlighted in the section captioned “Executive Summary,” our CPD&I Committee believes that the most effective compensation program is designed to attract and reward talented individuals who possess the skills necessary to support our business objectives and create long-term value for our stockholders, expand our business, and assist in the achievement of our strategic goals.
Our Board is asking you to support this proposal. Because your vote is advisory, it will not be binding. However, the Board and the CPD&I Committee value the opinions of the Company’s stockholders and take them into consideration when making future decisions regarding named executive officer compensation. We currently intend to submit the executive compensation of our named executive officers to an advisory vote at our annual meeting of stockholders each year. See Proposal Four for a discussion of the advisory vote on the frequency of future advisory votes on executive compensation for consideration by stockholders at the Annual Meeting.
OUR BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL THREE.

PROPOSAL FOUR: ADVISORY VOTE ON FREQUENCY OF
SAY-ON-PAY VOTES (THE SAY-ON-FREQUENCY VOTE)
In accordance with Section 14A of the Exchange Act, the Company is providing its stockholders with the opportunity to cast a non-binding advisory vote on how frequently the Company should seek an advisory vote on the compensation of the Company’s named executive officers, commonly referred to as the say-on-frequency vote.
We currently conduct an advisory vote on executive compensation (say-on-pay) each year. The Board recommends continuing to conduct an advisory vote on executive compensation every year to allow the Company’s stockholders to provide timely, direct input on the Company’s executive compensation philosophy and practices as disclosed in the proxy statement each year.
Stockholders may cast a vote on the preferred frequency by selecting the option of one year, two years or three years (or abstain) when voting.
Our Board is asking you to support the option of holding the advisory vote on executive compensation once every year. Because your vote is advisory, it will not be binding and stockholder approval of a one, two, or three-year frequency vote will not require the Company to implement an advisory vote on executive compensation every one, two, or three years. Although the vote is non-binding, the Board and the CPD&I Committee value the opinions of the Company’s stockholders and will take into consideration the outcome of the vote when considering the frequency of future advisory votes on executive compensation.
OUR BOARD RECOMMENDS A VOTE FOR "ONE YEAR" FOR THE FREQUENCY OF SAY-ON-PAY VOTES (THE SAY-ON-FREQUENCY VOTE).

PROPOSAL FIVE: APPROVE AN AMENDMENT AND RESTATEMENT OF RESTATED
CERTIFICATE OF INCORPORATION TO REFLECT DELAWARE LAW PROVISIONS
ALLOWING FOR THE EXCULPATION OF OFFICERS
Overview
Article VII of our Restated Certificate of Incorporation (the “Sonos Charter”) currently contains a provision eliminating the personal liability of our directors for monetary damages for breach of fiduciary duty as a director consistent with the Delaware General Corporation Law (the “DGCL”). Effective August 1, 2022, the Delaware legislature amended Section 102(b)(7) of the DGCL to permit Delaware corporations to provide similar exculpatory protections for certain officers. As with the corresponding protections for directors, the protections for certain officers set forth in amended Section 102(b)(7) of the DGCL do not apply automatically to Delaware corporations but must be set forth in the corporation’s certificate of incorporation to be effective.
Following due consideration of the amendments to the DGCL and the desire to remain competitive in the market for top qualified and experienced officers, on November 6, 2024, our Board approved a Second Restated Certificate of Incorporation to provide for officer exculpation (the “Second Restated Charter”), subject to stockholder approval. The Board has determined that amending and restating the Sonos Charter to provide for officer exculpation is advisable and in the best interests of the Company and our stockholders, and unanimously recommends stockholders approve of the Second Restated Charter for the reasons set forth below.

Summary of Changes in the Second Restated Charter
The Second Restated Charter would allow for the exculpation of Covered Officers (as defined below) to the fullest extent permitted by the DGCL. This means that the Second Restated Charter would allow for the exculpation of Covered Officers only in connection with direct claims brought by stockholders, including class actions, for breaches of duty of care. The Second Restated Charter would not eliminate such Covered Officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders. Further, the Second Restated Charter would not limit the liability of officers for any breach of the duty of loyalty to the corporation or its stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which the officer derived an improper personal benefit.
The officers who may be exculpated (“Covered Officers”) are officers who are, at any time during the course of conduct as to which liability is alleged, our Chief Executive Officer and President, Chief Financial Officer, General Counsel, Corporate Controller and Chief Accounting Officer and Treasurer, any other officer identified as a named executive officer in our SEC filings, and any other officer who has, by written agreement with the Company, consented to be identified as an officer for purposes of accepting service of process.
The proposed changes would amend Article VII of the Sonos Charter to read as follows (insertions shown by underline):

"ARTICLE VII: DIRECTOR AND OFFICER LIABILITY

1.Limitation of Liability. To the fullest extent permitted by law, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer. Without limiting the effect of the preceding sentence, if the General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director or officer, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law, as so amended.
2.Change in Rights. Neither any amendment nor repeal of this Article VII, nor the adoption of any provision of this Second Restated Certificate of Incorporation inconsistent with this Article VII, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director or officer of the Corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision."
In addition, the Second Restated Charter would also make other technical and administrative amendments to the Sonos Charter, to, among other things, replace “Restated Certificate" with "Second Restated Certificate." A complete copy of the Second Restated Charter, which includes the foregoing amendments, is attached as Annex B to this Proxy Statement.
The foregoing description is a summary and is qualified in its entirety by the full text of the Second Restated Charter included in Annex B and the pertinent provisions of the DGCL. Stockholders should review Annex B, together with the existing Sonos Charter, which is included as an exhibit to the Company’s Annual Report on Form 10-K filed with the SEC.

Rationale
In approving the Second Restated Charter and recommending it for approval by our stockholders, our Board considered the narrow class and type of claims to which it applies, the limited number of officers that are covered by it, and the benefits our Board believes would accrue to the Company from providing officer exculpation.
The Board believes that the Second Restated Charter will limit concerns about personal liability, which will empower officers to best exercise their business judgment in furtherance of stockholder interests without the potential for distraction posed by the risk of personal liability. The nature of the role of officers often requires them to make difficult judgments and decisions on important and complex matters on a time-sensitive basis, which can create the risk of investigations, claims, actions, suits, or proceedings seeking to impose personal liability on the basis of hindsight. The Board believes the Second Restated Charter better aligns the protections available to our officers with those currently available to our directors. It would also discourage plaintiff’s attorneys from adding officers to direct claims relating to breaches of the duty of care, which can lead to increased litigation and insurance costs.
In addition, the Board believes it is important to protect our officers to the fullest extent permitted by the DGCL to continue to attract and retain experienced and highly qualified officers. In the absence of such protection, highly qualified candidates could be deterred from serving as officers of the Company due to exposure to personal liability and the risk that substantial expense could be incurred defending such lawsuits, regardless of merit. Also, other corporations that are organized in Delaware have adopted and will likely continue to adopt amendments to their certificates of incorporation that limit the personal liability of officers. Enhancing our ability to retain and attract experienced officers is in the best interests of the Company and its stockholders, and we believe adopting the Second Restated Charter will positively contribute to our ability to do so.

Effectiveness of Second Restated Charter
If adopted by the stockholders, the Second Restated Charter will become effective upon filing with the Delaware Secretary of State, which filing would be completed promptly after the Annual Meeting.
If our stockholders do not approve the proposal, the Company’s current exculpation provisions relating to directors will remain in place, and the Second Restated Charter will not be filed with the Delaware Secretary of State.
THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE AMENDMENT AND RESTATEMENT OF THE SONOS CHARTER TO REFLECT DELAWARE LAW PROVISIONS ALLOWING FOR THE EXCULPATION OF OFFICERS.

PROPOSAL SIX: APPROVE AMENDING THE RESTATED BYLAWS TO PROVIDE FOR DELAWARE GENERAL CORPORATION LAW AND UNIVERSAL PROXY RULES UPDATES
Overview
In November 2021, the SEC adopted the new Rule 14a-19 under the Exchange Act (the “universal proxy rules”), which requires the use of a “universal” proxy card in the event of a contested election of directors. This universal proxy card must include all director nominees nominated by the Board, as well as any nominees properly presented by any stockholders meeting the requirements of the new rule. In addition, effective August 1, 2022, the Delaware legislature amended the DCGL to make several procedural-related changes.
Following due consideration of the universal proxy rules and DGCL amendments, on November 6, 2024, our Board approved an amendment and restatement of our Restated Bylaws (the “Second Restated Bylaws”) to facilitate implementation of the universal proxy rules and reflect several procedural-related changes pursuant to the DCGL amendments, subject to stockholder approval. The Board has determined that amending and restating our Restated Bylaws is advisable and in the best interests of the Company and our stockholders, and unanimously recommends stockholders approve of the Second Restated Bylaws for the reasons set forth below. Proposal Six and Proposal Seven are not cross-conditional. If Proposal Six is approved by the stockholders and Proposal Seven is not approved by the stockholders, then the Restated Bylaws will be amended and restated to reflect the changes described below for Proposal Six.

Summary of Proposed Changes
Among other things, the amendments effected by the Second Restated Bylaws related to the DGCL amendments and universal proxy rules include:

•update various provisions to reflect amendments to the DGCL, including by clarifying the adjournment procedures for virtual meetings of stockholders and eliminating the requirement that the list of stockholders be open to examination at meetings of stockholders.
•address matters relating to the universal proxy rules, including:
◦add a requirement that stockholders delivering a notice of nomination certify to the Company in writing that they have complied with the universal proxy rules;
◦add a requirement that a stockholder submitting a nomination notice make a representation as to whether such stockholder intends to solicit proxies in support of their nominees from the holders of at least 67% of the outstanding shares of the Company’s common stock and deliver reasonable evidence of compliance with the universal proxy rules requirements at least five business days before the applicable meeting;
◦provide the Company a remedy if a stockholder either notifies the Company that it no longer intends to solicit proxies in support of director nominees or fails to satisfy the requirements of the universal proxy rules;
◦add a requirement that stockholders intending to use the universal proxy rules provide reasonable evidence of the satisfaction of the requirements under the universal proxy rules at least five business days before the meeting; and
◦add a requirement that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white.
The Second Restated Bylaws also incorporates technical and conforming changes related to the above amendments. The foregoing description is a summary and is qualified in its entirety by the full text of the Second Restated Bylaws included in Annex C and the pertinent provisions of the DGCL. Stockholders should review Annex C, together with the existing Sonos Restated Bylaws, which is included as an exhibit to the Company’s Quarterly Report on Form 10-Q filed with the SEC on September 11, 2018.

Rationale
The Board believes that the above described amendments effected by the Second Restated Bylaws ensure consistency, from a procedural and mechanical perspective, between the Company’s bylaws and the universal proxy rules. In particular, the modest information requirements for nominating stockholders will enable our Board to perform necessary and appropriate due diligence and assist the Company in meeting applicable SEC disclosure requirements in the event of a stockholder nominee. In addition, the Board believes that the DGCL-related amendments modernize the Company's stockholder meeting procedures.

Effectiveness of Second Restated Bylaws

If the amendments described in Proposal Six are adopted by the stockholders, the Second Restated Bylaws reflecting these amendments will become effective immediately.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” AMENDING THE RESTATED BYLAWS TO PROVIDE FOR DELAWARE GENERAL CORPORATION LAW AND UNIVERSAL PROXY RULES UPDATES.

PROPOSAL SEVEN: APPROVE AMENDING THE RESTATED BYLAWS TO
MODERNIZE THE ADVANCE NOTICE PROVISIONS
Overview
On November 6, 2024, as part of our efforts to modernize our Restated Bylaws, our Board approved an amendment and restatement of our Restated Bylaws (the “Second Restated Bylaws”) to make changes in addition to those addressed in Proposal Six related to the advance notice requirements applicable to stockholder-submitted nominations and other business proposals, subject to stockholder approval. The Board has determined that amending and restating our Restated Bylaws is advisable and in the best interests of the Company and our stockholders, and unanimously recommends stockholders approve of the Second Restated Bylaws for the reasons set forth below. Proposal Six and Proposal Seven are not cross-conditional. If Proposal Seven is approved by the stockholders and Proposal Six is not approved by the stockholders, then the Restated Bylaws will be amended and restated to reflect the changes described below for Proposal Seven.

Summary of Proposed Changes
Among other things, the amendments effected by the Second Restated Bylaws make the following changes related to the advance notice requirements applicable to stockholder-submitted nominations and other business proposals include:

•add a definition of “principal competitor” pertaining to required disclosures relating to interests in competitors or material agreements with competitors;
•remove the requirement for a Proposing Person (as defined in the Restated Bylaws) to disclose any knowledge, other than as a result of an express agreement, arrangement or understanding, that another person or entity is Acting in Concert (as defined in the Restated Bylaws) in describing the material terms of any applicable agreement, arrangement or understandings of Proposing Person; and
•     modify the definitions of “Acting in Concert,” “Associated Person,” and “Proposing Person.'”
The Second Restated Bylaws also incorporates technical and conforming changes related to the above amendments. The foregoing description is a summary and is qualified in its entirety by the full text of the Second Restated Bylaws included in Annex C and the pertinent provisions of the DGCL. Stockholders should review Annex C, together with the existing Sonos Restated Bylaws, which is included as an exhibit to the Company’s Quarterly Report on Form 10-Q filed with the SEC on September 11, 2018.

Rationale
We are committed to responsible and effective corporate governance in order to enhance sustainable, long-term stockholder value and to be accountable and responsive to our stockholders. The Board believes that the above described amendments effected by the Second Restated Bylaws modernize our bylaws by providing clarity to stockholders on the process for stockholder-submitted director nominations and other business proposals.

Effectiveness of Second Restated Bylaws
If the amendments described in Proposal Seven are adopted by the stockholders, the Second Restated Bylaws reflecting these amendments will become effective immediately.
THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” AMENDING THE RESTATED BYLAWS TO MODERNIZE THE ADVANCE NOTICE PROVISIONS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of December 31, 2024 by:
•each stockholder known by us to be the beneficial owner of more than 5% of our common stock;
•each of our non-employee directors and director nominees;
•each of our named executive officers; and
•all of our directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned by them, subject to community property laws where applicable. Shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of December 31, 2024, shares issuable upon the settlement of RSUs that will vest within 60 days of December 31, 2024 and RSUs that are vested as of December 31, 2024 and will be settled at a future date are deemed to be outstanding and to be beneficially owned by the person holding such awards for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
Percentage ownership of our common stock is based on 121,118,745 shares of our common stock outstanding on December 31, 2024. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Sonos, Inc., 301 Coromar Drive, Santa Barbara, CA 93117.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned

5% Stockholders:

The Vanguard Group (1) PO Box 2600 Valley Forge, PA 19482	14,087,443	11.6%

BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	20,369,832	16.8%

Coliseum Capital Management, LLC (3) 105 Rowayton Avenue Rowayton, CT 06853	6,843,507	5.7%

Non-Employee Directors and Nominees:

Karen Boone (4)	87,229	*

Joanna Coles (5)	9,388	*

Tom Conrad (6)	69,100	*

Bracken Darrell (5)	957	*

Julius Genachowski (7)	129,839	*

Jonathan Mildenhall (5)	1,464	*

Michelangelo Volpi (8)	53,774	*

Named Executive Officers:

Patrick Spence (9)	2,355,758	1.9%

Saori Casey (10)	110,042	*

Edward Lazarus (11)	580,719	*

Maxime Bouvat-Merlin (12)	184,908	*

Deirdre Findlay (13)	102,903	*

Nicholas Millington (14)	951,948	*

All executive officers and directors as a group (12 persons) (15)	2,160,012	1.8%
*Less than 1%
(1)This information regarding the beneficial ownership of The Vanguard Group is based on the Schedule 13G/A filed by such stockholder on February 13, 2024. The Schedule 13G/A indicates that The Vanguard Group has sole voting power over 0 shares, shared voting power over 232,150 shares, sole dispositive power over 13,724,116 shares and shared dispositive power over 363,327 shares.
(2)This information regarding the beneficial ownership of BlackRock, Inc. is based on the Schedule 13G/A filed by such stockholder on January 22, 2024. The Schedule 13G/A indicates that BlackRock, Inc. has sole voting power over 20,127,866 shares and sole dispositive power over 20,369,832 shares.
(3)This information regarding the beneficial ownership of Coliseum Capital Management, LLC is based on the Schedule 13G filed on September 20, 2024 by Coliseum Capital Management, LLC (“CCM”), Coliseum Capital, LLC (“CC”), Coliseum Capital Partners, L.P. (“CCP”), Adam Gray (“Gray”) and Christopher Shackelton (“Shackleton”). The Schedule 13G indicates that CCM, Gray and Shackelton have shared voting and shared dispositive power over 6,843,507 shares and CC and CCP have shared voting and shared dispositive power over 5,801,808 shares. According to this Schedule 13G, (i) CCM is the investment adviser to CCP, which is an investment limited partnership; CC is the General Partner of CCP; and Gray and Shackelton are the managers of CC and CCM, and (ii) CCM, CC, CCP, Gray and Shackleton may be deemed to be members of a group with respect to the common stock owned of record by CCP and a separate account managed by CCM (the “Separate Account”). CCP is reported in the Schedule 13G as the record owner of 5,801,808 shares of common stock and the Separate Account is the record owner of 1,041,699 shares of common stock.
(4)Consists of (i) 19,830 shares, (ii) 31,766 shares subject to stock options that are exercisable within 60 days of December 31, 2024, and (iii) 35,633 shares issuable upon the settlement of RSUs that are vested of December 31, 2024 and will be settled upon termination of service as a director.
(5)Consists entirely of shares.
(6)Consists of (i) 19,830 shares, (ii) 31,766 shares subject to stock options that are exercisable within 60 days of December 31, 2024, (iii) 7,493 shares issuable upon the settlement of RSUs that are vested of December 31, 2024 and will be settled on January 1, 2025 and (iv) 10,011 shares issuable upon the settlement of RSUs that are vested of December 31, 2024 and will be settled on January 1, 2026. Mr. Conrad was appointed our Interim Chief Executive Officer effective January 13, 2025.
(7)Consists of (i) 49,841 shares, (ii) 54,376 shares subject to stock options that are exercisable within 60 days of December 31, 2024, and (iii) 25,622 shares issuable upon the settlement of RSUs that are vested of December 31, 2024 and will be settled upon termination of service as a director.
(8)Consists of 53,774 shares held by the Volpi-Cupal Trust, of which Mr. Volpi is trustee. Mr. Volpi disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein, if any.
(9)Consists of (i) 1,080,643 shares, (ii) 1,226,745 shares subject to stock options that are exercisable within 60 days of December 31, 2024, and (iii) 48,370 shares issuable upon the settlement of RSUs that will vest within 60 days of December 31, 2024.
(10)Consists entirely of shares issuable upon the settlement of RSUs that will vest within 60 days of December 31, 2024.
(11)Consists of (i) 338,850 shares, (ii) 200,000 shares subject to stock options that are exercisable within 60 days of December 31, 2024, and (iii) 41,869 shares issuable upon the settlement of RSUs that will vest within 60 days of December 31, 2024.
(12)Consists of (i) 11,738 shares, (ii) 151,402 shares subject to stock options that are exercisable within 60 days of December 31, 2024, and (iii) 21,768 shares issuable upon the settlement of RSUs that will vest within 60 days of December 31, 2024.
(13)Consists of (i) 75,805 shares, (ii) 14,599 shares issuable upon the settlement of RSUs that will vest within 60 days of December 31, 2024, (iii) 7,493 shares issuable upon the settlement of RSUs that are vested of December 31, 2024 and will be settled on October 20, 2025 and (iv) 5,006 shares issuable upon the settlement of RSUs that are vested of December 31, 2024 and will be settled on October 20, 2026.
(14)Consists of (i) 410,004 shares, (ii) 527,432 shares subject to stock options that are exercisable within 60 days of December 31, 2024, and (iii) 14,512 shares issuable upon the settlement of RSUs that will vest within 60 days of December 31, 2024.
(15)Consists of (i) 1,012,769 shares, (ii) 845,340 shares subject to stock options that are exercisable within 60 days of December 31, 2024, (iii) 210,645 shares issuable upon the settlement of RSUs that will vest within 60 days of December 31, 2024, and (iv) 91,258 shares issuable upon the settlement of RSUs that are vested as of December 31, 2024 and will be settled at future date, held by all persons who are directors, nominees for director and/or current executive officers of Sonos as of the date of this Proxy Statement. Mr. Spence is not included as he departed as our Chief Executive Officer and as a member of our Board, effective January 13, 2025. Mr. Bouvat-Merlin is not included as the Company eliminated the Chief Product Officer role, effective January 13, 2025.

EXECUTIVE OFFICERS
Our executive officers and their ages, as of January •, 2025, and biographical information are set forth below.

Name	Age	Position

Tom Conrad	55	Interim Chief Executive Officer and Director

Saori Casey	57	Chief Financial Officer

Edward Lazarus	65	Chief Legal and Strategy Officer and Corporate Secretary

Deirdre Findlay	51	Chief Commercial Officer

Nicholas Millington	48	Chief Innovation Officer

Shamayne Braman	35	Chief People Officer
Our executive officers are designated by, and serve at the discretion of, our Board. There is no family relationship among any of the directors or executive officers.
Tom Conrad. For a brief biography of Mr. Conrad, please see “Proposal One: Election of Directors— Class II Directors.”
Saori Casey has served as our Chief Financial Officer since January 2024. From July 2011 to December 2023, Ms. Casey served as Vice President of Financial Planning and Analysis and Investor Relations at Apple Inc., a designer and manufacturer of consumer electronics and a variety of services. Prior to that, Ms. Casey held various roles as a finance executive at Cisco Systems Inc., a communications technology manufacturer, for fifteen years. She has served on the board of directors of Houzz Inc., a leading platform for home remodeling and design company, since 2019, and also serves on the Audit Committee, as Chair, and the Compensation Committee. Ms. Casey holds a B.A. in Economics from the University of California, Santa Barbara, and an M.B.A. from Peter F. Drucker Graduate School of Management at the Claremont Graduate University, where she served as a member of the Drucker Advisory Board since 2018.
Edward Lazarus has served as our Chief Legal Officer and Corporate Secretary since January 2019 and was named Chief Strategy Officer in January 2024. He served as our Interim Chief Financial Officer from August 2022 to November 2022, and as our Chief Financial Officer from November 2022 to January 2024. From January 2013 to December 2018, Mr. Lazarus served as the Executive Vice President, General Counsel and Corporate Secretary of Tribune Media Company. Prior to Tribune, Mr. Lazarus worked as an independent consultant and attorney from February 2012 to January 2013 and served as the Chief of Staff to the Chairman of the Federal Communications Commission from June 2009 to February 2012. From 2000 to 2009, Mr. Lazarus practiced law at Akin Gump Strauss Hauer & Feld LLP. Mr. Lazarus holds a B.A. from Yale University and a J.D. from Yale Law School. Since 2015, Mr. Lazarus has served on the board of directors of the Sequoia Fund, a mutual fund.
Deirdre Findlay has served as our Chief Commercial Officer since October 2023. Previously, Ms. Findlay served as a member of our Board from February 2020 until October 2023. Ms. Findlay was the Global Chief Marketing Officer of McAfee Corp., a global computer security software company, from January 2023 to October 2023 and the Global Chief Marketing Officer and Head of Consumer Revenue at Condé Nast, a global media company, from January 2020 until January 2023. Ms. Findlay currently serves on the board of directors of Olaplex Holdings, Inc, a beauty company. Ms. Findlay was the Chief Marketing Officer of Stitch Fix, a personal style service company, from May 2018 to January 2020. Prior to Stitch Fix, she served as Senior Director of Global Hardware Marketing with Google, a global internet services and products company, from May 2013 to May 2018, Senior Director of Consumer Marketing at eBay, a global ecommerce company, from July 2011 to April 2013, and as Senior Vice President of Digitas, a marketing agency, from July 2000 to June 2011. Ms. Findlay holds a B.A. in Economics from Williams College and an M.B.A. from The Tuck School of Business at Dartmouth College.
Nicholas Millington has served as our Chief Innovation Officer since July 2020. Mr. Millington previously served as our Chief Product Officer from February 2017 to June 2020, as our Vice President and Chief of Staff of Product from February 2010 to January 2017, as our Director of Advanced Development and Architecture from November 2006 to February 2010 and as our Director of Software Development from April 2003 to October 2006. Prior to Sonos, from June 1998 to April 2003, Mr. Millington served as a Software Design Engineer Lead, SharePoint for Microsoft Corporation, a technology company. Mr. Millington holds a B.S.E. in electrical engineering from Duke University.
Shamayne Braman has served as our Chief People Officer since September 2022. Ms. Braman previously served as our Chief Diversity Equity and Inclusion Officer from October 2021 to September 2022. Prior to Sonos, Ms. Braman

served as Director, Diversity and Inclusion, from October 2020 to September 2021, and as Senior Manager, Culture Diversity and Inclusion, from December 2019 to October 2020, at Target Corporation, a department store chain. From June 2017 to November 2019, she served as the Director, Diversity and Inclusion and, from February 2016 to June 2017, as Diversity Inclusion and Community Partnerships Associate at HealthPartners, a non-profit health care provider and health insurance company. Ms. Braman holds a B.A. in English from Princeton University and a master’s degree in education policy and management from Harvard University.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) provides context for the policies and decisions underlying the compensation reported in the executive compensation tables included in this proxy statement for our named executive officers (“NEOs”). For Fiscal 2024, our NEOs were:

Named Executive Officer	Title

Patrick Spence	Former Chief Executive Officer

Saori Casey	Chief Financial Officer

Edward Lazarus	Chief Legal and Strategy Officer and Corporate Secretary, and Former Chief Financial Officer

Maxime Bouvat-Merlin	Former Chief Product Officer

Deirdre Findlay	Chief Commercial Officer

Nicholas Millington	Chief Innovation Officer
During Fiscal 2024, the following transitions occurred with respect to our NEOs:
•Ms. Findlay resigned from the Board, effective October 3, 2023 and was appointed as Chief Commercial Officer, effective October 16, 2023.
•Mr. Lazarus served as our interim Chief Financial Officer from August 2022 to November 2022 and as our Chief Financial Officer from November 15, 2022 to January 21, 2024. He was appointed as Chief Strategy Officer, effective January 22, 2024, in addition to remaining our Chief Legal Officer and Corporate Secretary.
•Ms. Casey was appointed as Chief Financial Officer, effective January 22, 2024.

Subsequent to Fiscal 2024 and prior to the filing of this Proxy Statement:
•Mr. Spence departed as our Chief Executive Officer and as a member of our Board, effective January 13, 2025. Mr. Spence will continue providing advisory services to the Company through June 30, 2025 pursuant to a transition agreement dated January 12, 2025 (the "Transition Agreement").
•Mr. Conrad, a member of our Board, was appointed as Interim Chief Executive Officer, effective January 13, 2025.
•The Company eliminated the role of Chief Product Officer, effective January 13, 2025. Mr. Bouvat-Merlin will remain as an advisor to the Interim Chief Executive Officer for a mutually agreed transition period.
Executive Summary
Our Business
Sonos is one of the world's leading sound experience brands.
We pioneered multi-room, wireless audio products, debuting the world’s first multi-room wireless sound system in 2005. In June 2024, we introduced Sonos Ace, marking Sonos' entry into the personal listening category. Today, our product lineup includes wireless, portable, and home theater speakers, headphones, components, and accessories to address consumers’ evolving audio needs. We are known for delivering unparalleled sound, thoughtful design aesthetic, simplicity of use, and an open platform. We frequently introduce new services and features across our platform, providing our customers with enhanced functionality, improved sound, and an enriched user experience.
Since we launched our first product 19 years ago, we have grown our install base by launching innovative new products, delivering a seamless customer experience, and expanding our global footprint. In Fiscal 2024, existing customers accounted for approximately 44% of new product registrations. As of September 28, 2024, we had a total of nearly 50.4 million products registered in approximately 16.3 million households globally, including the addition of approximately 1.0 million new households during Fiscal 2024. Our customers have typically purchased additional Sonos products over time. As of September 28, 2024, 39% of our 16.3 million households had registered more than one Sonos product. As of September 28, 2024, our households own 3.1 products on average.

Fiscal 2024 Highlights
New Product Launches
In Fiscal 2024, we introduced Ace, our first-ever headphones, and Roam 2, our ultra-portable smart speaker. In addition, in Fiscal 2024, we announced the Era 100 Pro, which is our first-ever solution optimized for professional installation in light-commercial and residential spaces.
Ace continues to earn widespread recognition, with TIME recently naming it one of the Best Inventions of 2024 and Esquire naming Sonos Ace in its 2024 Gadget Awards.

App Launch, Remediation and Going-Forward Commitments
In May 2024, we launched our most extensive app redesign ever. We undertook this initiative to improve our ability to drive innovation and make rapid updates. Post-launch, the new app did not perform as expected and yielded disappointing results for many customers. As these issues surfaced, we developed an app recovery plan which included a commitment to invest $20 to $30 million to improve the Sonos app and overall software experience as well as regain customer and partner trust. We have released nearly 20 software updates to date, and are committed to continuing to improve the software experience on an ongoing basis.
In October 2024, we released a set of commitments that we believe will ensure we continue to deliver the best wireless audio system in the world and our customers always enjoy the quality for which Sonos is known. The commitments fall into two categories: (i) addressing the root causes of the problems with the app release, and (ii) regaining the trust of our customers. The commitments include ensuring that we always establish rigorous quality benchmarks at the outset of product development and not launching products before meeting these criteria; increasing the stringency of our pre-launch testing phases; introducing major changes to the app more gradually; appointing a quality ombudsperson, extending our home speaker warranties; relentlessly improving the app experience with regular software updates; and establishing a customer advisory board.

Fiscal 2024 Financial Highlights (unaudited)

•Revenue of $1,518.1 million
•GAAP gross margin of 45.4%
•GAAP net loss of $38.1 million, GAAP diluted earnings per share (EPS) of -$0.31
•Non-GAAP net income of $71.4 million, Non-GAAP diluted EPS of $0.56
•Adjusted EBITDA of $107.9 million
•Free cash flow of $135 million, an increase of $85 million from Fiscal 2023
•Returned $129 million to shareholders through share repurchases under a $200 million authorization established in November 2023

Executive Compensation Philosophy
We operate in a highly competitive and rapidly evolving market for skilled personnel in the consumer technology industry. Our ability to compete and succeed in our market is directly correlated to our ability to recruit, incentivize, and retain talented executives and individuals in the areas of product development, sales, marketing, and general and administrative functions. The CPD&I Committee believes an effective compensation program is designed to attract and reward talented individuals who possess the skills necessary to support our business objectives and create long-term value for our stockholders, expand our business, and assist in the achievement of our strategic goals.
Accordingly, the CPD&I Committee believes the executive compensation packages provided to our executives, including our NEOs, should include both cash and stock-based compensation that achieve the following goals:
•Align the interests of management with those of stockholders;
•Provide fair and competitive compensation opportunities;
•Integrate compensation with our business plans;
•Reward both business and individual performance; and
•Attract and retain key executives critical to our success.

WHAT WE DO
✓ Link Pay for Performance	We link pay to performance and stockholder interests by heavily weighting compensation to short-term cash incentive awards and long-term equity awards that are tied to the value of our stock and our financial targets.
✓ Incentivize a Strong Ownership Mentality	Our primary compensation vehicle is our equity award program, which we use to motivate long-term performance and strongly align the interests of our executives with those of our stockholders.
✓ Maintain Rigorous Stock Ownership Guidelines	Executives are subject to stock ownership guidelines equal to a multiple of their annual base salaries (10x for our CEO and 5x for our other NEOs).
✓ Use an Independent Compensation Consultant	The CPD&I Committee selects and engages its own independent compensation consultant.
✓ Prohibit the Hedging of Our Common Stock	We prohibit all employees and directors from engaging in hedging transactions and only allow for pledging our common stock in limited circumstances, subject to the approval of our Compliance Officer.
✓ Maintain a Dodd-Frank Compliant Clawback Policy	We maintain a clawback policy that requires recoupment of excess incentive compensation paid to our executive officers if amounts were based on material noncompliance with any financial reporting requirement that causes an accounting restatement, without regard to any fault or misconduct.

WHAT WE DON’T DO
✗ Provide Single Trigger Acceleration	We do not provide for single trigger acceleration in connection with a change of control in employee equity awards.
✗ Provide Material Executive Perquisites	We do not provide material perquisites for executives, except in connection with a business-related relocation.
✗ Provide Tax Gross-Ups	We do not provide tax gross-ups for “excess parachute payments” or any other executive benefits in employee agreements, except in connection with a business-related relocation or commuting.
✗ Provide Excessive Executive Retirement Benefits	We do not provide any executive pension plan or supplemental retirement plans.
✗ Encourage Excessive or Inappropriate Risk-Taking	Our compensation programs are balanced in order to mitigate undue risks.

Elements of Fiscal 2024 Compensation
The primary elements of our executive compensation program consist of base salary, annual incentive bonuses and annual long-term incentive awards. The design of these primary elements was not changed in Fiscal 2024. The structure and highlights of our Fiscal 2024 compensation program were as follows:

Elements of Pay	Structure	Highlights

Base Salary (see page 48)
■Fixed cash compensation for expected day-to-day responsibilities.
■Reviewed annually and adjusted when appropriate, based on scope of responsibility, performance, time in role, experience, and competitive market for executive talent.
■Fiscal 2024 salaries for each NEO were unchanged from the start of the year, or if later, when such NEO began employment with us.

Annual Incentive Bonuses (see page 49)
■Variable compensation paid in cash.
■Based on Fiscal 2024 performance against pre-established enterprise-wide financial measures (45% revenue and 45% Adjusted EBITDA margin) and diversity, equity, and inclusion (“DEI”) objectives (10%).
■Performance metrics evaluated annually for alignment with strategy and market trends.

■Fiscal 2024 target bonuses were 65% of base salary for each NEO.
■As a result of not meeting either of the revenue or Adjusted EBITDA margin threshold targets, and the CPD&I Committee waiving our DEI attainment, no Fiscal 2024 annual incentive bonuses were paid.

Long-Term Incentives (see page 50)
■50% of long-term incentives granted as part of the Fiscal 2024 regular annual long-term incentive program were granted in the form of restricted stock units (“RSUs”) that time vest quarterly over three years.
■50% of long-term incentives granted as part of the Fiscal 2024 regular annual long-term incentive program were in the form of performance-based stock units (“PSUs”) that vest at the end of three years based on performance against each predetermined one-year performance goal (50% revenue and 50% Adjusted EBITDA margin).
■During Fiscal 2024, also granted
additional RSU awards with different time
vesting terms as retention, new hire, or sign-on grants to certain NEOs.

■RSUs align NEOs’ interests with long-term stockholder value creation and encourage executive retention.
■PSUs further link compensation directly to company performance.
■All NEOs participated in the regular annual equity program for Fiscal 2024. In addition, Mr. Millington received an additional RSU grant in November 2023 as part of a retention program. Ms. Findlay received a sign-on RSU grant in connection with her appointment as Chief Commercial Officer. Ms. Findlay and Ms. Casey received new hire RSU grants in connection with their appointments as Chief Commercial Officer in October 2023 and Chief Financial Officer in February 2024, respectively.
■The Fiscal 2024 portion of the PSUs was earned at 0.0% of target based on revenue and Adjusted EBITDA margin achievement below threshold.

Executive Pay Mix
In Fiscal 2024, a significant portion of executive compensation for our NEOs consisted of variable, at-risk compensation, with a focus on equity-based long-term incentives. As illustrated below, 91% of target CEO compensation for Fiscal 2024 was composed of variable compensation elements, and 86% of our other NEOs’ target compensation (other than Ms. Casey, who was appointed mid-year), on average, was composed of variable compensation elements.
1The “All Other NEOs Average” pie chart includes only the NEOs that were employees of the Company for all of Fiscal 2024 and participated in all aspects of the standard ongoing compensation program. Ms. Casey is excluded due to her appointment during the fiscal year.
2The pie charts reflect target levels of compensation received for Fiscal 2024. Equity grants reflect the target amounts received for Fiscal 2024. As described below, Ms. Findlay received an additional new hire equity award and Mr. Millington received an additional retention equity award, both of which are excluded from the pie chart.
Emphasis on Performance Based Outcomes
Our executive compensation program is highly sensitive to company performance and aligns the realizable pay of our executives with actual financial and stock price performance. As presented in the chart below, our former CEO’s realizable pay for Fiscal 2024 represented approximately 88% of target total direct compensation. This reflects the relationship of compensation paid to our performance during Fiscal 2024:
•The value of the annual bonus earned was 0.0% of the target opportunity based on our actual performance for the revenue and Adjusted EBITDA margin goals under our annual bonus program and the CPD&I Committee's waiving of the 25% attainment for the DEI objectives under this program.
•The value of the equity granted to our former CEO in Fiscal 2024 increased 7.9% due to the increase in our stock price between the time of grant to the last day of Fiscal 2024.
The PSUs granted to Mr. Spence in Fiscal 2024 are earned based on performance relative to annual financial goals for Fiscal 2024 to fiscal year 2026. The Fiscal 2024 tranche was earned at 0.0% of the target opportunity due to the Company's actual performance measured against the revenue and Adjusted EBITDA margin goals below threshold.

Former CEO Target vs. Realizable Pay – Fiscal 2024

$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$5,908
-12%
$5,218
Target
Realizable

Target pay (or target total direct compensation) for Mr. Spence is equal to the salary paid during the year, the target bonus and the target value of RSUs and PSUs, as applicable (as shown in the “Annual Cash Incentive Plan” and “Fiscal 2024 Equity-Based Awards” sections below). Realizable pay is equal to the salary paid, bonus earned, and the value of RSU grants based on the fiscal year-end stock price, and the value of in-cycle Fiscal 2024 PSUs based on the fiscal year-end stock price and actual financial performance through Fiscal 2024. These amounts do not correspond to values included in the "Summary Compensation Table" for Fiscal 2024. The PSUs are not considered granted for accounting purposes until the performance goals associated with such awards are established. As a result, the Summary Compensation Table reflects a portion of grants made in Fiscal 2022, Fiscal 2023, and Fiscal 2024 rather than reflecting only the grants made in the most recent year.
Pay Positioning and Market Comparators
The CPD&I Committee considered competitive market practices when determining Fiscal 2024 compensation. Competitive market data, however, is only one of several factors considered by the CPD&I Committee in setting executive compensation levels. The CPD&I Committee also considers individual-specific factors, such as individual performance, scope of responsibilities, experience, level, company performance and economic conditions, as described in more detail below. The CPD&I Committee does not use a formula or fixed target to determine compensation.
In setting compensation, the CPD&I Committee compares base salaries, annual incentive opportunities and long-term compensation (cumulatively, target total direct compensation) for the NEOs to comparable roles from survey data provided by the Radford technology survey. The CPD&I Committee believes that the Radford technology survey provides a robust sample of similarly sized technology companies and reflects a broad array of companies against which Sonos competes to attract and retain talent.
Fiscal 2024 NEO Compensation Decisions
Base Salary
We provide our NEOs and other employees with base salary to compensate them for services rendered during the fiscal year. Base salary ranges for our NEOs are determined for each executive based on his or her position and responsibilities.
The base salaries of our executives are also determined by considering such factors as:
•Experience of the executive;
•Individual performance;
•Level of responsibility for the executive;
•Economic and financial conditions, company performance and strategic goals; and
•Competitive market data provided by the CPD&I Committee’s independent compensation consultant.
In general, base salary determinations are considered each year as part of the CPD&I Committee's review process in the first quarter of the fiscal year, as well as upon a promotion or other change in job responsibility. As part of this annual review process, our NEOs did not receive an increase to their base salary because the CPD&I Committee determined the current salaries remained reasonable and competitive with market practices. The base salaries for Ms. Casey and Ms. Findlay were determined in connection with their commencement of employment based on respective positions and responsibilities and market practices.

Name	FY23 Salary ($)	FY24 Salary ($)	% Increase
Patrick Spence	$550,000	$550,000	--

Saori Casey	--	$550,000	--

Edward Lazarus	$475,000	$475,000	--

Maxime Bouvat-Merlin	$475,000	$475,000	--

Deirdre Findlay	--	$550,000	--

Nicholas Millington	$450,000	$450,000	--

Annual Cash Incentive Plan
We maintain an annual cash incentive plan that is designed to incentivize strong financial performance and execution for the entire organization. Target bonus levels are considered each year as part of the CPD&I Committee's review process in the first quarter of the fiscal year. The target bonus levels of 65% of base salary for NEOs were unchanged for Fiscal 2024.

Name	FY23 Target Bonus	FY24 Target Bonus
Patrick Spence	65%	65%

Saori Casey	--	65%

Edward Lazarus	65%	65%

Maxime Bouvat-Merlin	65%	65%

Deirdre Findlay	--	65%

Nicholas Millington	65%	65%

Each NEO participated in our annual cash incentive plan for Fiscal 2024.
Consistent with prior years, the CPD&I Committee approved a structured and formulaic annual incentive plan for Fiscal 2024 that explicitly linked a significant portion of bonus funding to Company financial goals. In Fiscal 2024, the plan financial metrics were revenue and Adjusted EBITDA margin, each weighted at 45%, and a DEI objective metric, weighted at 10%.
The CPD&I Committee decided to continue using revenue, and Adjusted EBITDA margin, as the financial performance metrics under the annual cash incentive plan for Fiscal 2024 based on the belief that sustainable, profitable growth is an important driver of stockholder value creation. The financial metrics are set in the first quarter by the CPD&I Committee based on our financial forecast for the year. For purposes of this plan, “Adjusted EBITDA margin” was defined as Adjusted EBITDA divided by revenue, with “Adjusted EBITDA” defined as net income (loss) adjusted to exclude the impact of depreciation and amortization, stock-based compensation expense, interest income, interest expense, other income, income taxes, restructuring and abandonment costs, legal and transaction related fees and other items that we do not consider representative of our underlying operating performance.
The CPD&I Committee believes that tying a portion of compensation to our DEI objectives further emphasizes the importance of “Our Behaviors” (Respect, Transparency, Collaboration, and Ownership) and holds management directly accountable in creating a more diverse and inclusive environment. The DEI metric applicable to our annual bonus program for Fiscal 2024 consisted of working towards (i) increasing Black and Latinx (underrepresented races and ethnicities) representation at all levels and across all functions, (ii) increasing women representation in technical roles across all levels, and (iii) encouraging executive leaders to champion DEI through sponsorship, inclusive leadership, and integration of DEI in their business. Performance against each of these metrics is assessed by the CPD&I Committee at fiscal year-end as “missed,” “met,” or “exceeded.”

Bonus payout opportunities range from 0% to 150% of target for DEI metrics and 0% to 200% of target for revenue and Adjusted EBITDA margin metrics. Payout for each financial metric was determined based on the table below using linear interpolation where performance is between two levels of achievement.

Revenue Target (in $ Millions) 45% Weight	Adjusted EBITDA Margin Target (Margin Target %) 45% Weight	Bonus Payout
$2,000	11.90%	200%

$1,940	11.70%	175%

$1,880	11.40%	150%

$1,810	10.90%	125%

$1,775	10.75%	110%

$1,750	10.60%	100%

$1,725	10.45%	90%

$1,700	10.30%	75%

$1,650	9.80%	50%

$1,600	9.50%	25%

$1,550	9.30%	0%

During Fiscal 2024, we achieved $1.518 billion in revenue and Adjusted EBITDA margin (as defined for purposes of the annual incentive plan) of 7.1% ($107.9 million). Both financial metrics were below threshold performance for the year and, as a result, the payout for financial results was 0.0% of target. For the DEI performance objectives, the CPD&I Committee determined an achievement of 25% of the target objectives. The CPD&I Committee decided on this level of attainment based on its evaluation of our results for Fiscal 2024. We met two of the five DEI representation objectives and continue to hold the executive leadership team to a high bar of accountability for driving inclusive leadership throughout the organization, as evidenced by the engagement and belonging results from our annual employee survey. However, given that we did not achieve threshold financial results, upon the recommendation of management, the CPD&I Committee determined to waive the results on the DEI metrics, resulting in no annual incentive payments to our NEOs for Fiscal 2024.
Fiscal 2024 Equity-Based Awards
The majority of the target total direct compensation of our executive officers, including our NEOs, is provided through equity awards. By having a significant percentage of their target total direct compensation payable in the form of equity awards that vest over a number of years and therefore subject to more risk and longer vesting than our cash compensation program, we believe our executive officers are motivated to remain employed with Sonos and take actions that will benefit the Company and its stockholders over the long term.
We make annual equity grants to our executive officers in order to align their interests with those of our stockholders and ensure appropriate incentives are in place to promote a focus on our long-term performance. In order to determine the size of equity awards, the committee takes a number of factors into account including market data, individual performance, scope of responsibility, the cost to rehire, current unvested equity awards, total target cash compensation for each role, the retentive value of the compensation package, the recommendations of the Chief Executive Officer (except with respect to his awards), and the CPD&I Committee’s judgement after considering all of the factors listed.
The annual equity awards granted to Mr. Spence, Mr. Lazarus, Mr. Bouvat-Merlin and Mr. Millington in Fiscal 2024 were 50% in the form of PSUs and 50% in the form of time-vested RSUs.
Ms. Findlay and Ms. Casey received new hire grants in connection with their appointments as Chief Commercial Officer in October 2023, and Chief Financial Officer in February 2024 respectively, 50% in the form of PSUs and 50% in the form of time-vested RSUs. In addition, Ms. Findlay received a sign-on time-vested RSU grant with a target grant value of approximately $750,000 as an inducement award in connection with her appointment as Chief Commercial Officer. Ms. Casey’s new hire equity grant with a target grant value of approximately $10,000,000 included an inducement grant with a target grant value of approximately $1,800,000 and is not reflective of Ms. Casey’s annual equity grant going forward. The PSUs awarded to Ms. Findlay and Ms. Casey include the same performance conditions as those applicable to the other NEOs to ensure long-term alignment with stockholders and performance. Mr. Millington also received a one-time retention RSU grant of $1,000,000 to recognize the deep expertise and skill of his role in successfully executing our product strategy.
The table below outlines the total target value of the equity awards our NEOs received in Fiscal 2024, assuming target performance in the case of PSUs. As a result, these values do not reflect the actual grant date fair value of the awards issued, as shown in the Grants of Plan-Based Awards table. The actual number of units granted was determined using a trailing-average closing stock price for the 30 calendar days prior to the date of grant.

Name	Total Target Value of RSUs ($)	Total Target Value of PSUs ($)
Patrick Spence	$2,500,000	$2,500,000

Saori Casey	$5,000,000	$5,000,000

Edward Lazarus	$1,625,000	$1,625,000

Maxime Bouvat-Merlin	$1,400,000	$1,400,000

Deirdre Findlay (1)	$2,650,000	$1,900,000

Nicholas Millington (2)	$1,750,000	$750,000

(1)In addition to her new hire grant, Ms. Findlay received a sign-on RSU grant of $750,000 in connection with her appointment as Chief Commercial Officer that will vest over two years, 50.0% on November 15, 2024, and 50% on November 15, 2025.
(2)In addition to his annual equity grant, Mr. Millington received a retention RSU grant. The RSU grant had a target value of $1,000,000 based on competitive market practices and will vest over two years, 50% on November 15, 2024, and 50% on November 15, 2025. The value awarded was issued to recognize the deep expertise and skill of his role in successfully executing our product strategy.
The target values reflected in the table above differ from the grant date fair values reflected in the Summary Compensation Table. This is because we determine the number of shares to grant to each executive based on a 30 calendar-day trailing average stock price in order to limit the impact of market volatility on the number of shares underlying granted equity awards. In addition, the grant date value of PSUs for accounting purposes (and therefore for Summary Compensation Table reporting purposes) is not determined until the performance goals are established. Our PSUs have three one-year performance periods with performance goals established in the first quarter of each year of the three-year performance period. As a result of this structure, the stock price used to determine grant date fair value on the performance goal approval date can vary significantly from the stock price on the date used previously to determine the number of shares.
The CPD&I Committee believes that granting a balance of RSUs and PSUs appropriately aligns our NEOs’ compensation with the achievement of the Company’s strategic goals and long-term stockholder value creation. The PSUs have both (i) time-based vesting conditions and time vest at the end of three years based on continued employment and (ii) performance-based vesting conditions and performance vest based on achievement against revenue and Adjusted EBITDA margin goals measured over three one-year performance periods. The RSUs have time-based vesting conditions and will vest in equal quarterly installments over three years for annual equity awards. The New Hire RSUs issued to Ms. Casey and Ms. Findlay in connection with joining Sonos in Fiscal 2024 vest as to one-third of the RSUs on a one year cliff, on February 15, 2025 and November 15, 2024, respectively, and as to the remaining two-thirds of the RSUs in equal quarterly installments over the remaining two years. The Fiscal 2024 RSUs issued to Mr. Lazarus in December 2023 vest over four years, with 1/12th of the RSUs vesting on November 15, 2024, and an additional 1/12th vesting quarterly over the remaining eleven quarters. Please see the “Outstanding Equity Awards at Fiscal Year-End Table” below for more information regarding the vesting schedule of each grant to our NEOs during Fiscal 2024.
For the PSUs granted in Fiscal 2024, the CPD&I Committee established a one-year performance goal at the beginning of year one (Fiscal 2024) and will establish subsequent, one-year performance goals at the beginning of year two (fiscal year 2025) and year three (fiscal year 2026). Each of the three, one-year goals applies to one-third of the total PSUs awarded. Depending on the Company’s performance, between 0% and 200% of the target number of PSUs can be earned.

The Fiscal 2024 performance goals for purposes of determining the number of PSUs earned for the first third of the Fiscal 2024 awards were the same as the financial goals under the annual incentive plan as disclosed above. Profitable growth is a key driver to creating stockholder value, and the CPD&I Committee believes it is important to tie a portion of our long-term incentive to these metrics. As discussed above, achievement against the financial metrics for Fiscal 2024 was below threshold performance for both revenue and Adjusted EBITDA margin. As a result, 0.0% of the target number of PSUs was earned for the first third of the Fiscal 2024 awards.
All NEOs received a PSU grant in Fiscal 2024. Previously, all NEOs (except Mr. Lazarus, Ms. Casey, and Ms. Findlay) received a PSU grant in Fiscal 2023 and all NEOs (except Mr. Millington, Ms. Casey and Ms. Findlay) received a PSU grant in Fiscal 2022. Each of these grants included a one-year performance goal covering Fiscal 2024 performance. The Fiscal 2024 performance goals for the Fiscal 2023 and Fiscal 2022 grants were the same as the annual incentive plan goals disclosed above (other than the DEI objective metric). As a result, 0.0% of the target number of PSUs were earned for the portion of Fiscal 2023 and Fiscal 2022 awards covering Fiscal 2024 performance.
The chart below outlines the level of achievement of performance goals for completed one-year performance periods for outstanding PSUs:
1Attainment = (50% * Revenue Achievement) + (50% * Adjusted EBITDA Margin Achievement) for Fiscal 2024 and Fiscal 2023 or Adjusted EBITDA Achievement for Fiscal 2022.
The combined payout for the completed Fiscal 2022 PSU awards covering Fiscal 2022, Fiscal 2023, and Fiscal 2024 performance for all NEOs (except Mr. Millington, Ms. Casey and Ms. Findlay who did not receive Fiscal 2022 PSU awards) was 5.6% of the target number of shares.
The future tranches of the PSU awards are not considered granted for accounting purposes until the performance goals associated with such awards are established. The grants will be reflected in future years in the “Summary Compensation Table”, and the “Grants of Plan-Based Awards Table” once the performance goals are established, with their value based on the stock price at the time the goals are set, rather than at the time of grant.
Benefits and Perquisites
We provide all our employees, including our NEOs, with broad-based employee benefits that are intended to attract and retain employees while providing them with health and welfare benefits, including medical, dental, vision, life and disability insurance coverage, and the ability for eligible employees to participate in our 401(k) plan. We also maintain a relocation program available to eligible employees that is consistent with current practices among publicly traded companies as part of our efforts to attract and retain key talent. Our relocation program includes payments to put employees who relocate in connection with their employment with Sonos in a tax neutral position. We also provide discounts on our products to all employees.
Hedging and Pledging Policy
Under the terms of our Insider Trading Policy, employees, contractors, consultants and members of our Board (and their respective family members and any affiliated entities, such as venture capital funds) may not engage in hedging or monetization transactions involving Sonos securities, such as zero-cost collars and forward sale contracts, or engage in short sales of Sonos securities, including short sales “against the box.” In addition, such persons may not hold Sonos securities in a margin account or pledge Sonos securities as collateral for a loan unless the pledge has been approved by our Compliance Officer. No such pledges were approved during Fiscal 2024.
Our Compensation-Setting Process
Role of the Compensation, People and Diversity & Inclusion Committee
The CPD&I Committee works closely with its independent compensation consultant (currently, Semler Brossy Consulting Group, LLC (“Semler Brossy”) described below) and meets regularly, including in executive sessions without members of management present, to make decisions on our executive compensation program with respect to the compensation of our CEO and other executives. The CPD&I Committee reviews a variety of market data and information, including technology industry compensation information, with the Radford technology survey described above as a primary source, and considers the recommendations of its independent consultant when making compensation decisions. The CPD&I Committee Chair reports the actions of the CPD&I Committee to our Board at each regular meeting of the Board. The CPD&I Committee’s responsibilities include, among other things, reviewing and approving (or making recommendations to the Board, as applicable, regarding):
•Overall compensation strategy;
•Amounts and form of executive compensation, including base salary, incentive compensation and equity-based compensation;
•Goals and objectives to be considered in determining the compensation of our CEO and other executive officers;
•Annual and long-term incentive plans;
•Board compensation;
•Annual proxy disclosure, including CD&A disclosure;
•Evaluation of market compensation; and
•Diversity & inclusion policies and practices.
Role of the Independent Compensation Consultant
The CPD&I Committee has retained Semler Brossy as its independent compensation consultant. Semler Brossy is retained by and reports directly to the CPD&I Committee. The CPD&I Committee has analyzed whether the work of Semler Brossy as a compensation consultant raises any conflict of interest and has determined that the work of Semler Brossy has not created any conflict of interest.
Semler Brossy reviews and advises on all principal aspects of our executive compensation program. Its main responsibilities include, as applicable to a particular fiscal year:
•Providing independent advice to the CPD&I Committee on current trends and best practices in compensation design and program alternatives, and advising on plans or practices that may improve the effectiveness of our compensation program;
•Providing and discussing market comparators for competitive comparisons and based on this information, offering independent recommendations on NEO compensation, including for our CEO and newly hired executives;
•Reviewing the Company’s equity plan and providing an assessment of total stock usage relative to market comparators;
•Reviewing the CD&A and other compensation-related disclosures in our proxy statement;
•Offering recommendations, insights, and perspectives on compensation-related matters;
•Assisting the CPD&I Committee in designing executive compensation programs that are competitive and align the interests of our executives with those of our stockholders; and
•Providing the CPD&I Committee with ongoing updates regarding trends and regulatory developments in the areas of executive compensation and human capital management.
The CPD&I Committee typically asks Semler Brossy to attend the CPD&I Committee’s meetings. Semler Brossy communicates regularly with management to gather information and review proposals.
Role of Management
Our CEO and our other executive officers do not set their own compensation, nor are they present when the CPD&I Committee sets their specific individual compensation. Our CEO provides his evaluation of each executive officer’s performance to the CPD&I Committee, and makes recommendations with respect to base salary, target annual incentive, and equity awards for each executive officer other than himself. Our CEO’s recommendation is considered by the CPD&I Committee, which makes its own ultimate determinations.
The human resources department provides additional analysis and guidance as requested by the CPD&I Committee related to NEO compensation, including the following:
•Developing, summarizing and presenting information and analyses to enable the CPD&I Committee to execute its responsibilities, as well as addressing specific requests for information from the CPD&I Committee;
•Attending CPD&I Committee meetings, as requested, to provide information, respond to questions and otherwise assist the CPD&I Committee; and
•Assisting the CEO in making preliminary recommendations regarding base salary and annual and long-term incentive awards for other executive officers.
Executive and Director Stock Ownership Guidelines Policy
The CPD&I Committee has adopted Stock Ownership Guidelines for executive officers and non-employee directors of the Company. In general, each executive officer and director has five years from the date of appointment to accumulate the expected number of shares. In addition, each executive officer and director is required to retain 50% of any after-tax shares received from the vesting of awards or the exercise of stock options until his or her ownership guideline is met. The purpose of the guidelines is to encourage our executive officers and directors to own and retain Company shares, thereby further aligning their interests with our stockholders.
We review our stock ownership guidelines on a periodic basis. Given the intentional structure of our compensation program, which continues to emphasize equity-based long-term incentive awards as a primary incentive vehicle, we have established guidelines that are generally higher than typical market practices.
The table below describes the current ownership guidelines for our NEOs and non-employee directors. As of the Record Date, each of our NEOs and directors has either met his or her stock ownership guideline goal or is on track to meet this goal within the prescribed five-year time frame. In addition to shares held outright by the director or executive officer, vested but unexercised stock options and unvested RSUs count towards expected ownership levels.
Stock Ownership Guideline

Role	Multiple of Salary or Cash Retainer
CEO	10x

Other NEOs	5x

Non-Employee Director	5x

Clawback Policy
We adopted a clawback policy as required by the final Dodd-Frank rules and exchange listing standards. Our policy requires recoupment of excess incentive compensation paid to our executive officers if amounts were based on material noncompliance with any financial reporting requirement that causes an accounting restatement, without regard to any fault or misconduct.
Employment, Severance and Change in Control Agreements
We have entered into offer letters with each of our NEOs. Each of these arrangements provides for at-will employment and generally includes the NEO’s initial base salary and an indication of eligibility for an annual cash incentive award opportunity and for the grant of an initial equity award. As described below under "Potential Payments upon Termination or Change in Control," Ms. Findlay is entitled to certain severance payments and benefits upon a qualifying termination of employment, and Mr. Spence will receive certain compensation and benefits pursuant to the Transition Agreement. In addition, each of our NEOs has executed a form of our standard confidential information and invention assignment agreement.
Each of the stock options, PSU awards and RSU awards granted to our NEOs under our 2018 Plan, including the PSUs and RSUs granted in Fiscal 2024, contains a provision for the full acceleration of vesting upon an involuntary termination occurring within two months prior to, or within 12 months following, a change in control. In connection with a change in control, PSUs will vest at target for any PSUs for which the performance period has not been completed and based on the number of PSUs that have been earned by their terms for any performance period that has been completed. If an acquirer in a change in control transaction does not assume the PSUs, they will vest in connection with such transaction. Such benefits are intended to incentivize executives who might be involved in acquisition or merger discussions with another entity to make decisions that are in the best interest of Sonos and our stockholders, without being unduly biased by the impact of such a transaction on their personal situation.
Tax Deductibility
Section 162(m) of the Internal Revenue Code generally sets a limit of $1 million on the amount of compensation that Sonos may deduct for federal income tax purposes in any given year with respect to the compensation of certain executives, including each of the NEOs.
The CPD&I Committee retains the discretion to award and pay compensation that is not deductible as it believes that it is in the best interests of our stockholders to maintain flexibility in our approach to executive compensation and to structure a program that we consider to be the most effective in attracting, motivating and retaining key executives, without regard to the deductibility of compensation under it.
Compensation Programs Risk Assessment
Management of the Company and the CPD&I Committee have assessed the Company’s compensation programs and have concluded that there are no risks arising from the Company’s compensation policies and practices that are reasonably likely to have a material adverse effect on the Company. This assessment was overseen by our CPD&I Committee in consultation with its independent compensation consultant. This assessment considered, among other factors:
•Our compensation policies and practices in effect for our executive officers, senior management, and broader employee population (e.g., performance metrics, pay mix, stock ownership guidelines);
•Features built into our compensation programs to discourage excessive risk-taking (e.g., maximum payout caps); and
•The CPD&I Committee’s approval of all annual cash incentive programs and performance-based equity award goals and metrics, and the CPD&I Committee’s certification of performance achievement.
Our performance-based executive compensation program, as described more fully in the “Compensation Discussion and Analysis” section, coupled with our stock ownership guidelines and governance provisions, aligns the interests of our executive officers with those of our stockholders by encouraging long-term superior performance without encouraging excessive or unnecessary risk-taking.
Report of the Compensation, People and Diversity & Inclusion Committee
Our Compensation, People and Diversity & Inclusion Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis as required by Item 402(b) of Regulation S-K with management and based on such review and discussion, such committee has recommended to our Board that the Compensation Discussion and Analysis be incorporated by reference in annual report on Form 10-K for the fiscal year ended September 28, 2024 and this Proxy Statement.
Submitted by the Compensation, People and Diversity & Inclusion Committee
Karen Boone, Chair
Julius Genachowski
Jonathan Mildenhall

Summary Compensation Table
The following table provides information concerning the compensation of each of our named executive officers for each fiscal year in which they were a named executive officer during the last three fiscal years:

	Fiscal Year	Salary ($)	Stock Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($)(3)	Total ($)
Patrick Spence (4)	2024	550,000	5,260,424	—	—	5,810,424
Former Chief Executive Officer	2023	550,000	4,568,856	71,858	—	5,190,714
	2022	550,000	7,837,371	24,578	—	8,411,949
Saori Casey (5)	2024	380,769	7,438,620	—	7,635	7,827,024
Chief Financial Officer
Edward Lazarus (6)	2024	475,000	2,641,834	—	10,350	3,127,184
Chief Legal and Strategy Officer & Corporate Secretary	2023	475,000	160,139	62,059	9,900	707,098
Former Chief Financial Officer	2022	383,462	4,526,500	17,136	7,789	4,934,887
Maxime Bouvat-Merlin (7) Former Chief Product Officer	2024	475,000	2,649,326	—	7,115	3,131,441
	2023	461,539	1,816,034	55,448	6,894	2,339,915
Deirdre Findlay (8)	2024	528,846	3,752,227	—	8,250	4,289,323
Chief Commercial Officer
Nicholas Millington	2024	450,000	2,487,933	—	9,866	2,947,799
Chief Innovation Officer	2023	450,000	1,103,679	58,793	9,846	1,622,318
	2022	375,000	544,187	16,758	8,654	944,599
(1)Reflects the aggregate grant date fair value of (a) the RSU awards granted under our 2018 Plan to our named executive officers during the fiscal years ended September 28, 2024, September 30, 2023 (other than Ms. Casey and Ms. Findlay), and October 1, 2022 (other than Mr. Bouvat-Merlin, Ms. Casey and Ms. Findlay) and (b) PSU awards granted to our named executive officers during the fiscal year ended September 28, 2024, to Mr. Spence, Mr. Bouvat-Merlin and Mr. Millington during the fiscal year ended September 30, 2023, and to Mr. Spence, Mr. Lazarus and Mr. Bouvat-Merlin during the fiscal year ended October 1, 2022, as further described below and all as computed in accordance with ASC 718, excluding the effect of estimated forfeitures. For PSU awards, the grant date fair value is based upon the probable outcome of the performance conditions associated with the awards, which assumes that target performance is achieved. PSU awards have a three-year vesting term generally based on continued employment, with three, one-year performance periods or tranches. The value of PSU awards is included in the Summary Compensation Table in the year when the applicable performance goals are set and the fair value of the PSUs is determinable under ASC 718 (and is determined based on the Company's closing stock price on the trading day immediately preceding such date). The 2024 amounts for Mr. Spence and Mr. Bouvat-Merlin include one-third of their PSU awards granted in Fiscal 2024, one-third of their PSU awards granted in Fiscal 2023 and one-third of their PSU awards granted in Fiscal 2022. The 2024 amounts for Ms. Casey and Ms. Findlay include one-third of their PSU awards granted in Fiscal 2024. The 2024 amount for Mr. Lazarus includes one-third of his PSU award granted in Fiscal 2024 and one-third of his PSU award granted in Fiscal 2022. The 2024 amount for Mr. Millington includes one-third of his PSU award granted in Fiscal 2024 and one-third of his PSU award granted in Fiscal 2023. All PSU awards are tranches of the awards for which performance goals were set in December 2023 (Fiscal 2024) for the Fiscal 2024 performance period. The grant date fair value of the Fiscal 2024 PSU awards assuming maximum achievement of the performance conditions associated with the awards is: Mr. Spence, $5,329,717; Ms. Casey, $3,719,310; Mr. Lazarus, $1,548,736; Mr. Bouvat-Merlin, $2,391,613; Ms. Findlay, $2,001,849; and Mr. Millington, $1,342,062. Additional information regarding the assumptions used in calculating the dollar amount recognized for financial statement reporting purposes of the equity awards reported in this column is set forth in Note 2 to our audited consolidated financial statements included in our Annual Report.
(2)These amounts reflect bonuses earned by our named executive officers based upon achievement of financial objectives and DEI goals. For more information on bonuses for Fiscal 2024, see “—Fiscal 2024 NEO Compensation Decisions” above.
(3)These amounts reflect matching contributions made by us under our 401(k) plan.
(4)Mr. Spence departed as our Chief Executive Officer, effective January 13, 2025.
(5)Ms. Casey was appointed as Chief Financial Officer, effective January 22, 2024.
(6)Mr. Lazarus served as our interim Chief Financial Officer from August 2022 to November 2022 and as our Chief Financial Officer from November 15, 2022 to January 21, 2024. Mr. Lazarus remained our Chief Legal Officer and Corporate Secretary during such period and currently serves in such roles. Effective January 22, 2024, Mr. Lazarus was also appointed as our Chief Strategy Officer.

(7)The Company eliminated the role of Chief Product Officer, effective January 13, 2025. Mr. Bouvat-Merlin will remain an advisor to the Interim Chief Executive Officer for a mutually agreed transition period.
(8)Ms. Findlay was appointed as Chief Commercial Officer, effective October 16, 2023. Ms. Findlay served on our Board from February 2020 until October 3, 2023.

Grants of Plan-Based Awards in Fiscal 2024 Table
The following table presents information concerning each grant of an award made to the named executive officers during the fiscal year ended September 28, 2024 under any cash or equity incentive plan.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards (2)			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Type of Award	Grant Date(1)	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($) (11)
Patrick Spence	Cash	—	—	—	357,500	697,125	—	—	—	—	—
	RSUs(3)	11/15/2023	11/11/2023	—	—	—	—	—	—	230,512	2,595,565
	PSUs(4)	12/29/2023	11/15/2021	—	—	—	6,245	24,979	49,958	—	428,140
	PSUs(5)	12/29/2023	11/15/2022	—	—	—	13,415	53,659	107,318	—	919,715
	PSUs(6)	12/29/2023	11/15/2023				19,210	76,838	153,676	—	1,317,003
Saori Casey	Cash	—	—	—	247,500	482,625	—	—	—	—	—
	RSUs(7)	2/15/2024	1/3/2024	—	—	—	—	—	—	298,500	5,578,965
	PSUs(6)	2/15/2024	2/15/2024	—	—	—	24,875	99,500	199,000	—	1,859,655
Edward Lazarus	Cash	—	—	—	308,750	602,063	—	—	—	—	—
	RSUs(8)	12/15/2023	12/13/2023	—	—	—	—	—	—	107,511	1,867,466
	PSUs(4)	12/29/2023	11/15/2021	—	—	—	2,336	9,342	18,684	—	160,122
	PSUs(6)	12/29/2023	12/15/2023	—	—	—	8,959	35,837	71,674	—	614,246
Maxime Bouvat- Merlin	Cash	—	—	—	308,750	602,063	—	—	—	—	—
	RSUs(3)	11/15/2023	11/11/2023	—	—	—	—	—	—	129,087	1,453,520
	PSUs(4)	12/29/2023	11/15/2021	—	—	—	2,123	8,493	16,986	—	145,570
	PSUs(5)	12/29/2023	11/15/2022	—	—	—	4,561	18,245	36,490	—	312,719
	PSUs(6)	12/29/2023	11/15/2023	—	—	—	10,757	43,029	86,058	—	737,517
Deirdre Findlay	Cash	—	—	—	343,750	670,312	—	—	—	—	—
	RSUs(9)	11/15/2023	11/11/2023	—	—	—	—	—	—	244,343	2,751,302
	PSUs(6)	12/29/2023	11/15/2023	—	—	—	14,599	58,397	116,794	—	1,000,925
Nicholas Millington	Cash	—	—	—	292,500	570,375	—	—	—	—	—
	RSUs(10)	11/15/2023	11/11/2023	—	—	—	—	—	—	161,359	1,816,902
	PSUs(5)	12/29/2023	11/15/2022	—	—	—	4,025	16,098	32,196	—	275,920
	PSUs(6)	12/29/2023	11/15/2023	—	—	—	5,763	23,052	46,104	—	395,111
(1)With exception for PSUs granted to Ms. Casey, for PSUs, the "grant date" is the date that the performance goals associated with the PSU awards were set by the CPD&I Committee, which is the date the fair values of such awards are determinable under ASC 718. Ms. Casey’s PSU “grant date” is the date the grant was awarded.
(2)Reflects threshold, target and maximum bonus amounts for Fiscal 2024 performance under our Annual Cash Incentive Plan, as described in “—Fiscal 2024 NEO Compensation Decisions — Annual Cash Incentive Plan” above. No amounts were paid with respect to our Annual Cash Incentive Plan for Fiscal 2024. The cash bonus opportunities for Ms. Casey and Ms. Findlay were prorated based on the portion of Fiscal 2024 each such named executive officer was employed.
(3)The shares subject to the RSU grant will vest in equal quarterly installments over three years following the vesting commencement date of November 15, 2023, generally subject to continued employment.
(4)The amounts shown include one-third of the PSU grant granted in Fiscal 2022, which represents the tranche of the award for which performance goals were set in December 2023 (Fiscal 2024) for the Fiscal 2024 performance period, with the threshold, target and maximum columns reflecting the number of PSUs that can be earned based upon achievement of the pre-established Company performance goal for Fiscal 2024 at 25%, 50% and 200% of target, respectively. As discussed in “—Fiscal 2024 Equity-Based Awards” above, the CPD&I

Committee determined achievement of the Fiscal 2024 performance goals at 0.00%. PSU awards have a three-year vesting term generally based on continued employment, and, to the extent earned, will vest at such time of CPD&I Committee approval of performance attainment at the end of the three-year term.
(5)The amounts shown include one-third of the PSU grant granted in Fiscal 2023, which represents the tranche of the award for which performance goals were set in December 2023 (Fiscal 2024) for the Fiscal 2024 performance period, with the threshold, target and maximum columns reflecting the number of PSUs that can be earned based upon achievement of the pre-established Company performance goal for Fiscal 2024 at 25%, 50% and 200% of target, respectively. As discussed in “—Fiscal 2024 Equity-Based Awards” above, the CPD&I Committee determined achievement of the Fiscal 2024 performance goals at 0.00%. PSU awards have a three-year vesting term generally based on continued employment, and, to the extent earned, will vest at such time of CPD&I Committee approval of performance attainment at the end of the three-year term.
(6)The amounts shown include one-third of the PSU grant granted in Fiscal 2024, which represents the tranche of the award for which performance goals were set in December 2023 (Fiscal 2024) for the Fiscal 2024 performance period, with the threshold, target and maximum columns reflecting the number of PSUs that can be earned based upon achievement of the pre-established Company performance goal for Fiscal 2024 at 25%, 50% and 200% of target, respectively. As discussed in “—Fiscal 2024 Equity-Based Awards” above, the CPD&I Committee determined achievement of the Fiscal 2024 performance goals at 0.00%. PSU awards have a three-year vesting term generally based on continued employment, and, to the extent earned, will vest at such time of CPD&I Committee approval of performance attainment at the end of the three-year term.
(7)The shares subject to the RSU grant will vest over three years following the vesting commencement date of February 15, 2024, vesting 1/3rd on February 15, 2025, and thereafter vesting in equal quarterly installments over the remaining eight quarters, generally subject to continued employment.
(8)The shares subject to the RSU grant will vest over four years, with 1/12th of the shares subject to the RSU grant vested on November 15, 2024, and an additional 1/12th vesting quarterly over the remaining eleven quarters, generally subject to continued employment.
(9)Consists of RSU grants of: (i) 175,189 RSUs, with 1/3rd of the shares subject to the RSU grant vested on November 15, 2024 and an additional 1/12th vesting quarterly over the remaining eight quarters, and (ii) 69,154 RSUs, with 1/2 of the shares subject to the RSU grant vested on November 15, 2024 and the remaining 1/2 vesting on November 15, 2025, in each case generally subject to continued employment.
(10)Consists of RSU grants of: (i) 69,154 RSUs, vesting in equal quarterly installments over three years following the vesting commencement date of November 15, 2023, and (ii) 92,205 RSUs, with 1/2 of the shares subject to the RSU grant vested on November 15, 2024 and the remaining 1/2 vesting on November 15, 2025, in each case generally subject to continued employment.
(11)Reflects the aggregate grant date fair value of the awards granted under our 2018 Plan to our named executive officers during the fiscal year ended September 28, 2024, as computed in accordance with ASC 718. The assumptions used in calculating the dollar amount recognized for financial statement reporting purposes of the equity awards reported in this column are set forth in Note 2 to our audited consolidated financial statements included in our Annual Report. See footnote (1) to the Summary Compensation Table.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Offer Letters and Agreements with our Named Executive Officers

We have entered into employment offer letters with each of our named executive officers, each of which provides for at-will employment and generally includes the named executive officer’s initial base salary and an indication of eligibility for an annual cash incentive award opportunity and for the grant of an initial equity award. In addition, the terms of Ms. Findlay's offer letter provide for the payment of certain payments and benefits upon a qualifying termination of employment. See “Potential Payments upon Termination or Change in Control” below.

Description of Equity Incentive Awards

Equity Incentive Plan Awards. Each of the time-based RSUs and performance-based PSUs shown in the table entitled “Grants of Plan-Based Awards in Fiscal 2024 Table” was granted under, and is subject to, the terms of the 2018 Plan.

Time-Based RSUs. The material terms of the time-based RSUs granted to our named executive officers are described under “Executive Compensation—Compensation Discussion and Analysis—Fiscal 2024 NEO Compensation Decisions” in the section entitled “Fiscal 2024 Equity-Based Awards.”

Performance-Based PSUs. The material terms of the performance-based PSUs granted to our named executive officers are described under “Executive Compensation—Compensation Discussion and Analysis—Fiscal 2024 NEO Compensation Decisions” in the section entitled “2024 Equity-Based Awards.”

Outstanding Equity Awards at Fiscal Year-End Table
The following table provides information regarding the outstanding equity awards held by our named executive officers as of September 28, 2024.

		Option Awards				Stock Awards

Name	Grant Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(19)	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested (#)	Equity Incentive Plan Awards: Market or Payout value of unearned shares, units or other rights that have not vested ($)(19)
Patrick Spence	9/8/2016 (2)	10	—	13.56	9/7/2026	—	—	—	—
	11/7/2017 (2)	151,736	—	15.03	11/6/2027	—	—	—	—
	8/1/2018 (2)	200,000	—	15.00	7/31/2028	—	—	—	—
	11/19/2018 (2)	874,999	—	15.44	11/18/2028	—	—	—	—
	11/15/2020	—	—	—	—	5,052 (3)	61,382	0	0
	11/15/2021	—	—	—	—	8,881 (4)	107,904	0	0
	11/15/2022	—	—	—	—	76,090 (5)	924,494	53,660 (6)	651,969
	11/15/2023	—	—	—	—	172,884 (7)	2,100,541	153,674 (8)	1,867,139
Saori Casey	2/15/2024	—	—	—	—	298,500 (9)	3,626,775	199,000 (8)	2,417,850
Edward Lazarus	2/15/2019 (2)	200,000	—	11.12	2/14/2029	—	—	—	—
	11/15/2020	—	—	—	—	2,223 (3)	27,009	0	0
	11/15/2021	—	—	—	—	3,322 (10)	40,362	0	0
	12/15/2023	—	—	—	—	107,511 (11)	1,306,259	71,674 (8)	870,839
Maxime Bouvat- Merlin	8/25/2016 (2)	52,950	—	13.56	8/24/2026	—	—	—	—
	5/22/2017 (2)	22,328	—	13.56	5/21/2027	—	—	—	—
	5/25/2018 (2)	48,124	—	15.11	5/24/2028	—	—	—	—
	8/1/2018 (2)	28,000	—	15.00	7/31/2028	—	—	—	—
	11/15/2020	—	—	—	—	3,144 (3)	38,200	0	0
	11/15/2021	—	—	—	—	3,020 (12)	36,693	0	0
	11/15/2022	—	—	—	—	25,870 (13)	314,321	18,244 (6)	221,665
	5/15/2023	—	—	—	—	14,282 (14)	173,526	0	0
	11/15/2023	—	—	—	—	96,816 (15)	1,176,314	86,058 (8)	1,045,605
Deirdre Findlay	11/15/2023	—	—	—	—	244,343 (16)	2,968,767	116,792 (8)	1,419,023
Nicholas Millington	7/7/2016 (2)	156,842	—	13.56	7/6/2026	—	—	—	—
	9/8/2016 (2)	193,642	—	13.56	9/7/2026	—	—	—	—
	11/14/2016 (2)	19,948	—	13.56	8/11/2025	—	—	—	—
	5/22/2017 (2)	50,000	—	13.56	5/21/2027	—	—	—	—
	5/25/2018 (2)	64,000	—	15.11	5/24/2028	—	—	—	—
	8/1/2018 (2)	43,000	—	15.00	7/31/2028	—	—	—	—
	11/15/2020	—	—	—	—	2,829 (3)	34,372	0	0
	11/15/2022	—	—	—	—	22,827 (17)	277,348	16,098 (6)	195,591
	11/15/2023	—	—	—	—	144,071 (18)	1,750,463	46,102 (8)	560,139
(1)All of the outstanding stock option awards were granted under our 2003 Plan, except for those with a grant date of August 1, 2018, November 19, 2018 and February 15, 2019, which were granted under our 2018 Plan.
(2)The options were fully vested and immediately exercisable as of September 28, 2024.
(3)1/16th of the shares subject to the RSU grant vested on February 15, 2021 and an additional 1/16th vesting quarterly thereafter, generally subject to continued employment.

(4)Consists of (i) a grant of 74,938 RSUs, vesting according to the following schedule: 6.25% of the shares subject to the RSU grant will vest quarterly in year one; 12.5% of the shares subject to the RSU grant will vest quarterly in year two; and 6.25% of the shares subject to the RSU grant will vest quarterly in year three, following the vesting commencement date of November 15, 2021, and generally subject to continued employment, (ii) 0 shares earned under a PSU award based on the achievement of the pre-established Company performance goals for Fiscal 2022 at 0.00%, as determined by the CPD&I Committee, (iii) 4,197 shares earned under a PSU award based on the achievement of the pre-established Company performance goals for Fiscal 2023 at 16.8%, as determined by the CPD&I Committee and (iv) 0 shares earned under a PSU award based on the achievement of the pre-established Company performance goals for Fiscal 2024 at 0.00%, as determined by the CPD&I Committee. PSU awards have a three-year vesting term generally based on continued employment, and, to the extent earned, will vest at such time of CPD&I Committee approval of performance attainment at the end of the three-year term.
(5)Consists of (i) a grant of 160,979 RSUs, with 1/12th of the shares subject to the RSU grant vested on February 15, 2023 and an additional 1/12th vesting quarterly thereafter, generally subject to continued employment, (ii) 9,015 shares earned under a PSU award based on the achievement of the pre-established Company performance goals for Fiscal 2023 at 16.8%, as determined by the CPD&I Committee, and (iii) 0 shares earned under a PSU award based on the achievement of the pre-established Company performance goals for Fiscal 2024 at 0.0%, as determined by the CPD&I Committee. PSU awards have a three-year vesting term generally based on continued employment, and, to the extent earned, will vest at such time of CPD&I Committee approval of performance attainment at the end of the three-year term.
(6)Consists of the target number of PSUs that may be earned based upon the achievement of pre-determined performance goals for Fiscal 2025, for which performance goals have not been set as of September 28, 2024. PSU awards have a three-year vesting term generally based upon continued employment, and, to the extent earned, will vest at such time of CPD&I Committee approval of performance attainment at the end of the three-year term. This PSU award is not shown in the Fiscal 2024 Summary Compensation Table because the performance goals associated with it were not established in Fiscal 2024.
(7)Consists of (i) a grant of 230,512 RSUs, with 1/12th of the shares subject to the RSU grant vested on February 15, 2024 and an additional 1/12th vesting quarterly thereafter, generally subject to continued employment, and (ii) 0 shares earned under a PSU award based on the achievement of the pre-established Company performance goals for Fiscal 2024 at 0.00%, as determined by the CPD&I Committee. PSU awards have a three-year vesting term generally based on continued employment, and, to the extent earned, will vest at such time of CPD&I Committee approval of performance attainment at the end of the three-year term.
(8)Consists of the target number of PSUs that may be earned based upon the achievement of pre-determined performance goals for Fiscal 2025 and the fiscal year ending September 26, 2026, for which performance goals have not been set as of September 28, 2024. PSU awards have a three-year vesting term generally based upon continued employment, and, to the extent earned, will vest at such time of CPD&I Committee approval of performance attainment at the end of the three-year term. This PSU award is not shown in the Fiscal 2024 Summary Compensation Table because the performance goals associated with it were not established in Fiscal 2024.
(9)Consists of (i) a grant of 298,500 RSUs, with 1/3rd of the shares subject to the RSU grant vested on February 15, 2025 and an additional 1/12th vesting quarterly thereafter, generally subject to continued employment, and (ii) 0 shares earned under a PSU award based on the achievement of the pre-established Company performance goals for Fiscal 2024 at 0.00%, as determined by the CPD&I Committee. PSU awards have a three-year vesting term generally based on continued employment, and, to the extent earned, will vest at such time of CPD&I Committee approval of performance attainment at the end of the three-year term.
(10)Consists of (i) a grant of 28,027 RSUs, vesting according to the following schedule: 6.25% of the shares subject to the RSU grant will vest quarterly in year one; 12.5% of the shares subject to the RSU grant will vest quarterly in year two; and 6.25% of the shares subject to the RSU grant will vest quarterly in year three, following the vesting commencement date of November 15, 2021 and generally subject to continued employment, (ii) 0 shares earned under a PSU award based on the achievement of the pre-established Company performance goals for Fiscal 2022 at 0.00%, as determined by the CPD&I Committee, (iii) 1,570 shares earned under a PSU award based on the achievement of the pre-established Company performance goals for Fiscal 2023 at 16.8%, as determined by the CPD&I Committee, and (iv) 0 shares earned under a PSU award based on the achievement of the pre-established Company performance goals for Fiscal 2024 at 0.00%, as determined by the CPD&I Committee, PSU awards have a three-year vesting term generally based on continued employment, and, to the extent earned, will vest at such time of CPD&I Committee approval of performance attainment at the end of the three-year term.
(11)Consists of (i) a grant of 107,511 RSUs, with 1/12th of the shares subject to the RSU grant vested on November 15, 2024 and an additional 1/12th vesting quarterly thereafter, generally subject to continued employment, and (ii) 0 shares earned under a PSU award based on the achievement of the pre-established Company performance goals for Fiscal 2024 at 0.00%, as determined by the CPD&I Committee. PSU awards have a three-year vesting term generally based on continued employment, and, to the extent earned, will vest at such time of CPD&I Committee approval of performance attainment at the end of the three-year term.
(12)Consists of (i) a grant of 25,479 RSUs, vesting according to the following schedule: 6.25% of the shares subject to the RSU grant will vest quarterly in year one; 12.5% of the shares subject to the RSU will vest quarterly in year two; and 6.25% of the shares subject to the RSU grant will vest quarterly in year three, following the vesting commencement date of November 15, 2021 and generally subject to continued employment, (ii) 0 shares earned under a PSU award based on the achievement of the pre-established Company performance goals for Fiscal 2022 at 0.00%, as determined by the CPD&I Committee, (iii) 1,427 shares earned under a PSU award based on the achievement of the pre-established Company performance goals for Fiscal 2023 at 16.8%, as determined by the CPD&I Committee, and (iv) 0 shares earned under a PSU award based on the achievement of the pre-established Company performance goals for Fiscal 2024 at 0.00%, as determined by the CPD&I Committee, PSU awards have a three-year vesting term generally based on continued employment, and, to the extent earned, will vest at such time of CPD&I Committee approval of performance attainment at the end of the three-year term.
(13)Consists of (i) a grant of 54,733 RSUs, with 1/12th of the shares subject to the RSU grant vested on February 15, 2023 and an additional 1/12th vesting quarterly thereafter, and generally subject to continued employment, (ii) 3,065 shares earned under a PSU award based on the achievement of the pre-established Company performance goals for Fiscal 2023 at 16.8%, as determined by the CPD&I Committee, and (iii) 0 shares earned under a PSU award based on the achievement of the pre-established Company performance goals for Fiscal 2024 at 0.00%, as determined by the CPD&I Committee. PSU awards have a three-year vesting term generally based on continued employment, and, to the extent earned, will vest at such time of CPD&I Committee approval of performance attainment at the end of the three-year term.
(14)1/12th of the shares subject to the RSU grant vested on August 15, 2023 and an additional 1/12th vesting quarterly thereafter, generally subject to continued employment.
(15)Consists of (i) a grant of 129,087 RSUs, with 1/12th of the shares subject to the RSU grant vested on February 15, 2024 and an additional 1/12th vesting quarterly thereafter, generally subject to continued employment, and (ii) 0 shares earned under a PSU award based on the achievement of the pre-established Company performance goals for Fiscal 2024 at 0.00%, as determined by the CPD&I Committee. PSU awards have a three-year vesting term generally based on continued employment, and, to the extent earned, will vest at such time of CPD&I Committee approval of performance attainment at the end of the three-year term.

(16)Consists of a grant of: (i) 175,189 RSUs, with 1/3rd of the shares subject to the RSU grant vested on November 15, 2024 and an additional 1/12th vesting quarterly over the remaining eight quarters, generally subject to continued employment, (ii) 69,154 RSUs, with 1/2 of the shares subject to the RSU grant vested on November 15, 2024 and the remaining 1/2 vesting on November 15, 2025, generally subject to continued employment, and (iii) 0 shares earned under a PSU award based on the achievement of the pre-established Company performance goals for Fiscal 2024 at 0.00%, as determined by the CPD&I Committee. PSU awards have a three-year vesting term generally based on continued employment, and, to the extent earned, will vest at such time of CPD&I Committee approval of performance attainment at the end of the three-year term.
(17)Consists of (i) a grant of 48,294 RSUs, with 1/12th of the shares subject to the RSU grant vested on February 15, 2023 and an additional 1/12th vesting quarterly thereafter, generally subject to continued employment, (ii) 2,704 shares earned under a PSU award based on the achievement of the pre-established Company performance goals for Fiscal 2023 at 16.8%, as determined by the CPD&I Committee, and (iii) 0 shares earned under a PSU award based on the achievement of the pre-established Company performance goals for Fiscal 2024 at 0.00%, as determined by the CPD&I Committee. PSU awards have a three-year vesting term generally based on continued employment, and, to the extent earned, will vest at such time of CPD&I Committee approval of performance attainment at the end of the three-year term.
(18)Consists of (i) a grant of 69,154 RSUs, vesting in equal quarterly installments over three years following the vesting commencement date of November 15, 2023, generally subject to continued employment, (ii) a grant of 92,205 RSUs, with 1/2 of the shares subject to the RSU grant vested on November 15, 2024 and the remaining 1/2 vesting on November 15, 2025, generally subject to continued employment, and (iii) 0 shares earned under a PSU award based on the achievement of the pre-established Company performance goals for Fiscal 2024 at 0.00%, as determined by the CPD&I Committee. PSU awards have a three-year vesting term generally based on continued employment, and, to the extent earned, will vest at such time of CPD&I Committee approval of performance attainment at the end of the three-year term.
(19)The market values of (i) RSU awards that have not vested, including PSU awards that have been earned based on the achievement of pre-established Company performance goals, and (ii) other PSU awards (at target) are calculated by multiplying the number of shares shown in the table by $12.15, the closing market price of shares of our common stock on September 27, 2024, the last trading day of Fiscal 2024.
Fiscal 2024 Option Exercises and Stock Vested Table
The following table provides information regarding the number of shares of common stock acquired and the value realized pursuant to the exercise of stock options and the vesting of RSUs during Fiscal 2024 by each of our named executive officers.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (2)
Patrick Spence	—	—	260,025	3,719,049

Saori Casey	—	—	—	—

Edward Lazarus	—	—	39,361	594,241

Maxime Bouvat-Merlin	—	—	85,583	1,289,253

Deirdre Findlay (3)	—	—	5,006	64,127

Nicholas Millington	7,730	26,475	72,333	1,108,285
(1)The value realized on exercise reflects the difference between the fair market value of our common stock at the time of exercise on the exercise date and the exercise price of the option. Amounts shown are presented on an aggregate basis for all exercises that occurred during Fiscal 2024.
(2)The value realized on vesting is based on the number of shares underlying the RSU awards that vested during Fiscal 2024 multiplied by the closing market price of a share of our common stock on the applicable vesting date, except where such vesting date fell on a day that was not a trading day, in which case such value was calculated by multiplying the number of shares acquired on vesting by the closing market price on the trading day immediately prior to the applicable vesting date.
(3)Ms. Findlay was granted 10,011 RSUs on March 9, 2023 in connection with her service as a director on our Board. In connection with her appointment as Chief Commercial Officer on October 3, 2023, Ms. Findlay resigned from our Board. As set forth in our Director Compensation Policy, the vesting of this grant was prorated 50% to reflect her departure from the Board six months prior to the end of the one year vesting term, with 5,005 shares forfeited. Ms. Findlay has elected to defer the settlement of these shares until October 2026.

Nonqualified Deferred Compensation Table

The following table and footnotes provide information regarding our deferred compensation plans for the named executive officers for Fiscal 2024. We do not offer deferred compensation plans for our named executive officers but do offer non-employee directors the opportunity to elect to defer settlement of all or a portion of their annual RSU grant until a separation from service or a set date as described under "Director Compensation." Prior to her employment with us, Deirdre Findlay, a former director, elected to defer settlement of certain of her annual RSU grants with respect to her Board service, as further described below.

Name	Plan	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/Distributions in Last FY ($)	Aggregate Balance at Last Fiscal Year End ($)
Patrick Spence	—	—	—	—	—	—

Saori Casey	—	—	—	—	—	—

Edward Lazarus	—	—	—	—	—	—

Maxime Bouvat-Merlin	—	—	—	—	—	—

Deirdre Findlay	Director Equity Deferral Plan	58,170 (1)	—	—	—	151,863 (2)

Nicholas Millington	—	—	—	—	—	—
(1)    Represents 5,006 shares granted pursuant to the RSU grant dated March 9, 2023, which vested as of October 3, 2024 and were deferred on December 23, 2022 until October 20, 2026. The closing market price of shares of our common stock on the date of vesting was $11.62/share.
(2)    Represents (i) 5,006 vested shares granted pursuant to the RSU grant dated March 9, 2023 which vested as of October 3, 2024, and were deferred on December 23, 2022 until October 20, 2026, and (ii) 7,493 vested shares granted pursuant to the RSU grant dated March 10, 2022, which vested as of March 9, 2023, and were deferred on December 23, 2021 until October 20, 2025. The value of the total deferred vested shares is based on the closing market price of shares of our common stock on September 27, 2024, the last trading day of Fiscal 2024 ($12.15). Amounts have not been reported in the Summary Compensation Tables for prior years, but amounts relating to such RSUs were reported in the “Stock Awards” column in the Director Compensation tables in prior years as Ms. Findlay was a non-employee director and not a named executive officer during such time.
Potential Payments upon Termination or Change in Control
Severance Provisions in Ms. Findlay's Offer Letter
Pursuant to her offer letter with us, Ms. Findlay is entitled to receive certain payments and benefits upon a qualifying termination of employment. For purposes of Ms. Findlay's offer letter, a qualifying termination of employment means a termination by us without Cause (as defined in the 2018 Plan) or the termination of her employment for “Good Reason” (as defined in her offer letter dated September 5, 2023). In exchange for a general release of claims in our favor, Ms. Findlay is entitled to (i) receive her base salary at the rate in effect on the date her employment terminates, for a period of twenty-four (24) weeks, payable in the form of salary continuation, and (ii) a monthly payment of premiums for continued medical and welfare benefits for twenty-four (24) weeks (or, if earlier, until she becomes eligible for benefit coverage through a new employer or otherwise) for her and her eligible dependents at the same rate that we contribute to the applicable group medical and welfare insurance premiums for active employees.
Mr. Spence’s Transition Agreement
Mr. Spence resigned as a member of our Board and departed as our Chief Executive Officer, effective January 13, 2025. We entered into the Transition Agreement with Mr. Spence, pursuant to which Mr. Spence agreed to continue to remain employed with the Company through June 30, 2025 (the “End Date”) and provide strategic advisory services to the Company during that time in order to facilitate a smooth and orderly transition of the responsibilities of his role as Chief Executive Officer. Pursuant to the Transition Agreement, Mr. Spence will receive a base salary of $7,500 per month during the advisory period. At the End Date, subject to the timely execution of a release of claims in favor of the Company as set forth in the Transition Agreement, Mr. Spence will receive a cash severance payment in the amount of $1,875,000 and 12 months of subsidized COBRA continuation coverage. At the End Date, Mr. Spence will also receive accelerated vesting of the unvested RSUs that would have vested if his employment had continued until June 30, 2026, and Mr. Spence’s stock options will remain exercisable until June 30, 2026. The Transition Agreement also reaffirms the current restrictive covenants to which Mr. Spence is currently subject.
Other Named Executive Officers; Change in Control Provisions in Equity Awards
We do not have contracts, arrangements or agreements with any of our named executive officers, other than Ms. Findlay as described above, providing severance payments or benefits upon a termination of employment or change in control, other than the acceleration of vesting of unvested options, RSUs or PSUs under the terms of our 2018 Plan and/or individual award agreements upon an involuntary termination of employment within a certain period of time prior to or following a change in control. See “—Employment, Severance and Change in Control Agreements” above for more details.
The following table provides information concerning the estimated payments and benefits that would be provided in the circumstances described below for each of the named executive officers. Except where otherwise noted, payments and benefits are estimated assuming that the triggering event took place on the last business day of Fiscal 2024, which was September 27, 2024, and that the price per share of our common stock was the closing price on The Nasdaq Global Select Market as of that date, which was $12.15 per share. There can be no assurance that a triggering event would produce the same or similar results as those estimated below if such event were to occur on any other date or at any other price, or if any other assumption used to estimate potential payments and benefits is not correct. Due to the number of factors that affect the nature and amount of any potential payments or benefits, any actual payments and benefits may be different.

	Qualifying Termination Within Two Months Prior to, or Within Twelve Months Following, a Change of Control (1)	Qualifying Termination (1)
Name	Acceleration of Equity Vesting ($) (2)	Salary Severance ($)	Health and Welfare Continuation ($) (3)
Patrick Spence	5,713,428	—	—

Saori Casey	6,044,625	—	—

Edward Lazarus	2,244,470	—	—

Maxime Bouvat-Merlin	3,006,323	—	—

Deirdre Findlay	4,387,790	253,846	5,954

Nicholas Millington	2,817,913	—	—
(1)As used herein, a “Qualifying Termination” means either an involuntary termination of employment without cause or a voluntary resignation for good reason, in each case under the terms of the applicable award agreement or offer letter.
(2)The value for RSU awards is calculated by multiplying (i) the number of shares underlying unvested RSUs that would be subject to an acceleration of vesting by (ii) $12.15 (the per share closing stock price on September 27, 2024, the last trading date of Fiscal 2024). The value for PSU awards is calculated by multiplying (i) the number of shares underlying unvested PSUs that would be subject to an acceleration of vesting (determined as described in the parenthetical below) by (ii) $12.15 (the per share closing stock price on September 27, 2024, the last trading date of Fiscal 2024). If the acquirer in a change in control transaction does not assume the PSUs, the PSUs will vest in full on such transaction (at target for any PSUs for which the performance period has not been completed and based on the number of PSUs that have been earned by their terms for any performance period that has been completed). All options granted to our NEOs under the 2003 Plan and the 2018 Plan have fully vested.
(3)Health and welfare continuation amounts are calculated based on the cost of premiums under our group health and welfare plans as of September 27, 2024.
CEO Pay Ratio
For Fiscal 2024, the median of the annual total compensation of all employees of our company (other than our former CEO) was $164,289, and the annual total compensation of our former CEO during Fiscal 2024, Patrick Spence, was $5,810,424. Based on this information, for Fiscal 2024, the ratio of the annual total compensation of our former CEO to the median of the annual total compensation of all employees was approximately 35 to 1. This ratio is a reasonable estimate calculated in a manner consistent with SEC rules.
To identify the median of the annual total compensation of all of our employees and to determine the annual total compensation of the “median employee,” we used the following methodology and material assumptions, adjustments and estimates:
•We selected September 28, 2024 as the date upon which we would identify our median employee.
•As of September 28, 2024, our employee population consisted of approximately 1,747 individuals, of which 1,198 were in the United States and 549 were outside of the United States. In determining our employee population, we considered our worldwide employees as of September 28, 2024, including short-term employees and employees employed on a full-time, part-time, temporary or seasonal basis.
•To identify our “median employee,” we looked at the total direct compensation for Fiscal 2024 for all active employees, which for this purpose included each such employee's Fiscal 2024 annual base salary (or, in the case of non-salaried employees, hourly rate multiplied by his or her Fiscal 2024 work schedule) plus his or her Fiscal 2024 target bonus plus the actual accounting value of his or her Fiscal 2024 equity awards, if any, and annualized the compensation of any employees who started after the first day of our Fiscal 2024.
•With respect to the annual total compensation of the “median employee,” we identified and calculated the elements of such employee’s compensation for Fiscal 2024 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $164,289.
With respect to the annual total compensation for our former CEO during Fiscal 2024, we used the amount reported in the “Total” column of the “Summary Compensation Table” set forth above.
Because SEC rules for identifying the median of the annual total compensation of all employees allow companies to adopt a variety of methodologies, apply certain exclusions and make reasonable estimates and assumptions that reflect their employee population and compensation practices, the pay ratio reported by other companies may not be comparable to our pay ratio, as other companies have different employee populations and compensation practices and may have used different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.
Pay Versus Performance
The following table and related disclosure below are provided in compliance with the requirements of Item 402(v) of Regulation S-K to summarize information regarding the relationship between “Compensation Actually Paid” (as calculated under applicable SEC rules) (“CAP”), for our Principal Executive Officer (PEO) and our non-PEO NEOs, on an average basis, and the Company’s financial performance for Fiscal 2024, Fiscal 2023, Fiscal 2022, and Fiscal 2021.
The methodology for calculating amounts presented in the columns “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs,” including details regarding the amounts that were deducted from, and added to, the Summary Compensation Table totals to arrive at the values presented for CAP, with respect to Fiscal 2024, are provided in the footnotes to the table. A discussion of the relationship between CAP and the Company’s performance measures listed in the table below, including the measure that the Company has deemed most important in linking CAP during Fiscal 2024 to Company performance.
The calculations and analysis below do not necessarily reflect the Company’s approach to aligning executive compensation with performance. For information concerning the Company’s compensation philosophy and how the Company aligns executive compensation with financial performance, refer to the Compensation Discussion and Analysis on page 43 of this Proxy Statement.

					Value of Initial Fixed $100 Investment Based On:
Fiscal Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs(2)(3)	Total Shareholder Return(4)	Peer Group Total Shareholder Return	Net Income ($000s)(5)	Adjusted EBITDA Margin (6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2024	$5,810,424	$3,692,695	$4,264,554	$2,813,478	$78.39	$217.88	($38,146)	7.1%
2023	$5,190,714	$4,702,791	$1,472,635	$915,290	$83.29	$146.23	($10,274)	9.3%
2022	$8,411,949	($13,528,779)	$2,122,936	($2,666,086)	$89.68	$102.04	$67,383	12.9%
2021	$5,482,555	$32,271,135	$1,365,007	$10,146,753	$208.13	$139.60	$158,595	16.2%

(1)NEOs included in the above compensation columns reflect the following:

Fiscal Year	PEO	Non-PEO NEOs
2024	Patrick Spence	Saori Casey, Edward Lazarus, Maxime Bouvat-Merlin, Deirdre Findlay and Nicholas Millington
2023	Patrick Spence	Edward Lazarus, Maxime Bouvat-Merlin, Nicholas Millington, Shamayne Braman, and Matthew Siegel
2022	Patrick Spence	Edward Lazarus, Matthew Siegel, Nicholas Millington, Brittany Bagley, and Anna Fraser
2021	Patrick Spence	Edward Lazarus, Matthew Siegel, Nicholas Millington, and Brittany Bagley
(2)Fair value amounts or change in fair value, as applicable, of equity awards in the Compensation Actually Paid columns were determined based on applicable SEC rules with respect to previously-granted RSUs and PSUs. For stock options, changes in fair value were calculated pursuant to a Black-Scholes model as of the last day of the applicable year.
(3)For Fiscal 2024, the values included in the Compensation Actually Paid to PEO and Average Compensation Actually Paid to Non-PEO NEOs columns reflect the following adjustments from the values shown in columns (b) and (d), respectively. Numbers may not foot in the tables below due to rounding.

	PEO	Average Non-PEO NEOs
Total Reported in Fiscal 2024 Summary Compensation Table (SCT)	$5,810,424	$4,264,554
Less: Value of stock awards reported in SCT	$5,260,424	$3,793,988
Plus: Year-end value of stock awards granted in fiscal year that are outstanding and unvested	$2,100,541	$2,165,716
Plus: Change in fair value (from prior year-end) of stock awards granted in prior years that are outstanding and unvested	($68,411)	($11,782)
Plus: Fair value of vesting date of awards granted in this fiscal year and that vested in this fiscal year	$907,060	$156,011
Plus: Change in fair value as of the vesting date (from prior year-end) of prior year stock awards that vested this fiscal year	$203,506	$45,891
Less: Prior year-end fair value of stock awards granted in prior years that failed to vest this fiscal year	$0	$12,923
Total Adjustments	($2,117,729)	($1,451,076)
Compensation Actually Paid for Fiscal 2024	$3,692,695	$2,813,478
(4)For purposes of calculating peer group total shareholder return (“TSR”), the Nasdaq Computer Index was utilized pursuant to Item 201(e) of Regulation S-K and as is reflected in our Annual Report on Form 10-K for the fiscal year ended September 28, 2024. In accordance with applicable SEC rules, peer group TSR was calculated on a market capitalization weighted basis according to the respective issuers’ stock market capitalization at the beginning of each period for which a return is indicated. TSR for both the Company and the peer group is based on an initial $100 investment, measured on a cumulative basis from the market close on October 2, 2020, through and including the end of the fiscal year for which TSR is being presented in the table. TSR calculations reflect reinvestment of dividends.
(5)The amounts reported in column (h) represent net income of the Company reported in our Annual Report on Form 10-K for the applicable fiscal year.
(6)We identified Adjusted EBITDA margin for Fiscal 2024 as our Company-Selected Measure that represents, in our view, the most important financial performance measure used to link Compensation Actually Paid in Fiscal 2024 to Company performance. Adjusted EBITDA margin was one of two of our financial performance measures used in the Company’s annual cash incentive program, as well as one of two of our equally weighted PSU measures, for Fiscal 2024. We define “Adjusted EBITDA margin” as Adjusted EBITDA divided by revenue, with “Adjusted EBITDA” defined as net income (loss) adjusted to exclude the impact of depreciation and amortization, stock-based compensation expense, interest income, interest expense, other income, income taxes, restructuring and abandonment costs, legal and transaction-related fees and other items that we do not consider representative of our underlying operating performance. Adjusted EBITDA margin and Adjusted EBITDA are non-GAAP measures. See Annex A of this Proxy Statement for reconciliations of non-GAAP items, including Adjusted EBITDA margin and Adjusted EBITDA.

Pay Versus Performance Additional Disclosure
We believe the Compensation Actually Paid in each of Fiscal 2024, Fiscal 2023, Fiscal 2022, and Fiscal 2021 and over the four-year cumulative period are reflective of the Committee’s emphasis on “pay-for-performance.” The Compensation Actually Paid fluctuated year-over-year, primarily because of our (i) stock performance, (ii) varying levels of achievement against pre-established performance goals under our long-term incentive program, and (iii) varying levels of achievement against pre-established performance goals under our annual cash incentive program.
In addition to reviewing this discussion and the Pay Versus Performance Table above, we encourage you to read the Compensation Discussion and Analysis section of this Proxy Statement, which explains our executive compensation philosophy and programs for our PEO and non-PEO NEOs.
Chart 1: Compensation Actually Paid Versus Company and Peer Group Total Shareholder Return (TSR)
The Compensation Actually Paid values for our PEO and non-PEO NEOs over the four-year period of Fiscal 2021 through Fiscal 2024 generally aligns with the Company’s TSR performance over the same period. This is due primarily to the emphasis on at-risk, performance-based equity incentives in the compensation program design for our PEO and non-PEO NEOs.
As depicted in the below chart, strong absolute TSR performance in Fiscal 2021 exceeded the peer group and drove an increase in the fair value of equity awards, which resulted in increased Compensation Actually Paid values. Weaker TSR performance in Fiscal 2022 resulted in a significant decrease in Compensation Actually Paid. Flatter TSR performance in Fiscal 2023 resulted in more modest Compensation Actually Paid values. The decreased TSR performance in Fiscal 2024 resulted in decreased Compensation Actually Paid for PEO, while non-PEO NEOs’ Compensation Actually Paid values increased.

The below chart also compares the Company’s TSR to the peer group TSR, in each case, measured on a cumulative basis from the market close on October 2, 2020, through and including the end of Fiscal 2024.
Chart 2: Compensation Actually Paid Versus Net Income
SEC rules require that net income be presented as a performance measure in the Pay Versus Performance table. No portion of our compensation is directly tied to net income results.
Chart 3: Compensation Actually Paid Versus Adjusted EBITDA Margin
We identified Adjusted EBITDA margin as our Company-Selected Measure that represents, in our view, the most important financial performance measure used to link Compensation Actually Paid in Fiscal 2024 to our performance. Adjusted EBITDA margin was one of two financial performance measures used in our annual cash incentive program, as well as one of two of our PSU measures, for Fiscal 2024. Compensation Actually Paid for 2021 was positive, which is partially attributable to strong Adjusted EBITDA margin results relative to our incentive targets for that year and Adjusted EBITDA margin’s correlation with our stock price. Our Adjusted EBITDA margin results declined in Fiscal 2022, Fiscal 2023, and Fiscal 2024 which partially contributed to negative Compensation Actually Paid in Fiscal 2022 and more modest Compensation Actually Paid in Fiscal 2023 and Fiscal 2024.

Performance Measures
The most important financial performance measures used by the Company for Fiscal 2024 to link compensation actually paid to the Company’s named executive officers to Company performance are as follows:
•Adjusted EBITDA margin
•Revenue

EQUITY COMPENSATION PLAN INFORMATION
The following table presents information as of September 28, 2024 with respect to compensation plans under which shares of our common stock may be issued. The equity compensation plans approved by our stockholders include our 2003 Plan, our 2018 Plan and our 2018 Employee Stock Purchase Plan (the “ESPP”).

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))

Equity compensation plans approved by security holders	18,529,567 (1)	14.24 (2)	61,836,638 (3)

Equity compensation plans not approved by security holders	—	N/A	—

Total	18,529,567	14.24	61,836,638
(1)Includes 7,082,389 stock options outstanding under the 2003 Plan and the 2018 Plan, and 10,763,098 RSUs and 684,080 PSUs outstanding under the 2018 Plan, each as of September 28, 2024.
(2)The weighted-average exercise price is calculated based solely on the exercise prices of the outstanding options and does not reflect the shares that will be issued upon the vesting of outstanding awards of RSUs or PSUs, which each have no exercise price.
(3)Includes 40,953,108 shares available for issuance under the 2018 Plan and 20,883,530 shares available for issuance under the ESPP. There are no shares of common stock available for issuance under the 2003 Plan, but the 2003 Plan will continue to govern the terms of stock options granted thereunder. Any shares of common stock that are subject to outstanding awards under the 2003 Plan or the 2018 Plan that cease to be subject to such awards or that are forfeited or repurchased at their original issue price, and any shares of common stock that are subject to outstanding awards under the 2018 Plan that are surrendered pursuant to an exchange program or otherwise terminate without being reissued, in each case, will generally be available for future grant and issuance as shares of common stock under the 2018 Plan; however, shares subject to awards under the 2003 Plan or the 2018 Plan that are used to pay the exercise price of an option or withheld to satisfy the tax withholding obligations related to any award will not become available for future grant or sale under the 2018 Plan. In addition, the number of shares reserved for issuance under the 2018 Plan automatically increases on January 1 of each year through 2028 by a number of shares of common stock equal to the lesser of (i) 5% of the total outstanding shares of our common stock and common stock equivalents as of the immediately preceding December 31 (rounded to the nearest whole share) and (ii) a number of shares determined by our Board. The ESPP is not currently in effect, but rather allows our CPD&I Committee to select a future date, if at all, upon which to implement the ESPP. The number of shares reserved for issuance under the ESPP automatically increases on January 1 of each year through 2028 by the number of shares equal to 2% of the total number of outstanding shares of our common stock and common stock equivalents as of the immediately preceding December 31. However, our Board may reduce the amount of the increase in any particular year. The aggregate number of shares issued over the term of the ESPP will not exceed 40,000,000 shares of our common stock. Pursuant to these provisions, an additional 7,385,232 and 2,954,093 shares of common stock were added to the 2018 Plan and ESPP, respectively, effective January 1, 2024, which are reflected in the table above.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Review, Approval or Ratification of Transactions with Related Parties
Our written related party transactions policy states that a “Related Party” is not permitted to enter into a material related party transaction with us without the prior review and approval of our Audit Committee. Pursuant to the policy, our Audit Committee must review, consider and approve any request for us to enter into a transaction with any Related Party in which the amount involved exceeds $120,000. In approving or rejecting any such proposal, our Audit Committee considers the relevant facts and circumstances available and deemed relevant to the committee, including, but not limited to, the relationship of the Related Party to us, the Related Party’s interest in the transaction, the approximate dollar value of the transaction, the potential benefit to us, and the terms of the transaction and the terms available from unrelated third parties. In the event it is inappropriate for our Audit Committee to review such transaction due to a conflict of interest, a committee comprised solely of independent directors will review such transaction request.
A “Related Party” is any of our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of our common stock and any immediate family members of the foregoing persons.
In Fiscal 2024, we were not party to any transaction or series of transactions which required review or approval under our related party transactions policy or disclosure under applicable SEC rules.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers and any persons who own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of the copies of such forms furnished to us and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the fiscal year ended September 28, 2024.

REPORT OF THE AUDIT COMMITTEE
Our Audit Committee has reviewed and discussed with our management and PricewaterhouseCoopers LLP our audited consolidated financial statements for the fiscal year ended September 28, 2024. Our Audit Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board and the SEC.
Our Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with our Audit Committee concerning independence, and has discussed with PricewaterhouseCoopers LLP its independence from us.
Based on the review and discussions referred to above, our Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended September 28, 2024 for filing with the SEC.
Submitted by the Audit Committee
Karen Boone, Chair
Julius Genachowski
Bracken Darrell

ADDITIONAL INFORMATION
Stockholder Proposals and Nominations for the 2026 Annual Meeting
Our Restated Bylaws provide that stockholders may present proposals for inclusion in our proxy statement by submitting their proposals in writing to our Corporate Secretary at our principal executive offices. In order to be included in the proxy statement for our annual meeting of stockholders to be held in 2026 (the “2026 Annual Meeting”), stockholder proposals must be received by our Corporate Secretary no later than September 29, 2025 and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.
Our Restated Bylaws provide that stockholders may present a proposal to be considered at an annual meeting or nominate a director by providing timely notice to our Corporate Secretary. To be timely for our 2026 Annual Meeting, a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices between 5:00 p.m. Pacific Time on November 26, 2025 and 5:00 p.m. Pacific Time on December 26, 2025. For each matter the stockholder proposes to bring before the 2026 Annual Meeting, a stockholder’s notice to the Corporate Secretary must set forth the information required by our Restated Bylaws.
The address for our principal executive offices will be: Sonos, Inc., 301 Coromar Drive, Santa Barbara, CA 93117, Attn: Corporate Secretary.
In addition to satisfying the requirements under our Restated Bylaws, stockholders who intend to solicit proxies in support of director nominees other than Sonos’ nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act (including a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than Sonos’ nominees) to comply with the universal proxy rules, which notice must be postmarked or transmitted electronically to Sonos at its principal executive offices no later than 60 calendar days prior to the anniversary date of the Annual Meeting (for the 2026 Annual Meeting, no later than January 10, 2026). However, if the date of the 2026 Annual Meeting is changed by more than 30 calendar days from such anniversary date, then notice must be provided by the later of 60 calendar days prior to the date of the 2026 Annual Meeting and the 10th calendar day following the day on which public announcement of the date of the 2026 Annual Meeting is first made.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any director nomination or stockholder proposal that does not comply with our Restated Bylaws and other applicable requirements.
A copy of our Restated Bylaws is available as Exhibit 3.2 to our Form 10-Q filed September 11, 2018.
Available Information
We will mail, without charge, upon written request, a copy of our annual report on Form 10-K for the fiscal year ended September 28, 2024, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:
Sonos, Inc.
301 Coromar Drive
Santa Barbara, CA 93117
Attn: Investor Relations
Our annual report on Form 10-K for Fiscal 2024 is also available at https://investors.sonos.com under “SEC Filings” in the “Reports & Filings” section of our website.
Electronic Delivery of Stockholder Communications
We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via email. With electronic delivery, you will be notified via email as soon as future annual reports and proxy statements are available via the internet, and you can submit your stockholder votes online or by telephone. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:
•Registered Owner (you hold our common stock in your own name through our transfer agent, Equiniti Trust Company, LLC, or you are in possession of stock certificates): visit https://www.shareowneronline.com and log into your account to enroll.

•Beneficial Owner (your shares are held by a brokerage firm, a bank, a trustee or a nominee): If you hold shares beneficially, please follow the instructions provided to you by your broker, bank, trustee or nominee.
Your electronic delivery enrollment will be effective until you cancel it. Stockholders who are record owners of shares of our common stock may contact Equiniti Trust Company, LLC, through its website at https://www.shareowneronline.com or by phone at (800) 937-5449.
“Householding”: Stockholders Sharing the Same Last Name and Address
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees, and helps protect the environment as well.
This year, a number of brokers with account holders who are our stockholders will be “householding” our annual report and proxy materials, including the Notice of Internet Availability. A single Notice of Internet Availability and, if applicable, a single set of annual report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department.
Upon written or oral request, we will promptly deliver a separate copy of the Notice of Internet Availability and, if applicable, our annual report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability and, if applicable, annual report and other proxy materials, you may write our Investor Relations department via email at IR@sonos.com, by mail at Sonos, Inc., 301 Coromar Drive, Santa Barbara, CA 93117, Attn: Investor Relations, or by telephone at (805) 965-3001.
Any stockholders who share the same address and receive multiple copies of our Notice of Internet Availability or annual report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding or our Investor Relations department at the address or telephone number listed above.

OTHER MATTERS
As of the date of this Proxy Statement, our Board does not intend to present, and has not been informed that any other person intends to present, any matter before the Annual Meeting other than those matters specified in the Notice of Annual Meeting of Stockholders. If any other matters properly come before the Annual Meeting, it is intended that the holders of the proxies will vote in respect thereof in accordance with their best judgment.

By Order of the Board of Directors,

Edward Lazarus
Chief Legal and Strategy Officer and Corporate Secretary

Santa Barbara, California
January •, 2025

Annex A: Reconciliation of Non-GAAP Items
We have provided in this Proxy Statement financial information that has not been prepared in accordance with generally accepted accounting principles (“U.S. GAAP”). These non-GAAP financial measures are not based on any standardized methodology prescribed by U.S. GAAP and are not necessarily comparable to similarly titled measures presented by other companies. We use these non-GAAP financial measures to evaluate our operating performance and trends and make planning decisions. We believe that these non-GAAP financial measures help identify underlying trends in our business that could otherwise be masked by the effect of the expenses and other items that we exclude in these non-GAAP financial measures. Accordingly, we believe that these non-GAAP financial measures provide useful information to stockholders and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance and future prospects, and allowing for greater transparency with respect to a key financial metric used by our management in its financial and operational decision-making.
Non-GAAP financial measures should not be considered in isolation of, or as an alternative to, measures prepared in accordance with U.S. GAAP. Stockholders are encouraged to review the reconciliation of these financial measures to their nearest U.S. GAAP financial equivalents provided in the tables below. The most directly comparable financial measure calculated under U.S. GAAP for Adjusted EBITDA is net income (loss). We define Adjusted EBITDA as net income (loss) adjusted to exclude the impact of depreciation and amortization, stock-based compensation expense, interest income, interest expense, other income, income taxes, restructuring and abandonment costs, legal and transaction related fees and other items that we do not consider representative of our underlying operating performance. We define Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. We define free cash flow as net cash from operations less purchases of property and equipment.

Reconciliation of Net Loss to Adjusted EBITDA
(unaudited, dollars in thousands except percentages)
	Three Months Ended		Twelve Months Ended
	September 28, 2024	September 30, 2023	September 28, 2024	September 30, 2023
Net loss	$(53,093)	$(31,239)	$(38,146)	$(10,274)
Add (deduct):
Depreciation and amortization	17,224	13,915	52,378	48,969
Stock-based compensation expense	19,333	17,308	84,294	76,857
Interest income	(2,327)	(2,661)	(11,965)	(10,201)
Interest expense	108	149	441	733
Other expense (income), net	(4,864)	6,696	(9,371)	(15,473)
(Benefit from) provision for income taxes	(9,193)	(1,306)	10,995	14,668
Legal and transaction related costs (1)	182	2,944	7,383	32,950
Restructuring and abandonment costs (2)	9,986	474	11,853	15,649
Adjusted EBITDA	$(22,644)	$6,280	$107,862	$153,878
Revenue	$255,380	$305,147	$1,518,056	$1,655,255
Net loss margin	(20.8)%	(10.2)%	(2.5)%	(0.6)%
Adjusted EBITDA margin	(8.9)%	2.1%	7.1%	9.3%

(1)Legal and transaction-related costs consist of expenses related to our intellectual property ("IP") litigation against Alphabet and Google, as well as legal and transaction costs associated with our acquisition activity, which we do not consider representative of our underlying operating performance.

(2)Restructuring and abandonment costs relate to the restructuring plan we initiated on August 14, 2024 to reduce our cost base, including a reduction in force involving approximately 6% of our employees, and nominal remaining costs incurred related to the restructuring plan initiated on June 14, 2023.

A-1

Reconciliation of GAAP Net Loss to Non-GAAP Net (Loss) Income
(unaudited, in thousands, except share and per share amounts)
	Three Months Ended		Twelve months ended
	September 28, 2024	September 30, 2023	September 28, 2024	September 30, 2023
Reconciliation of GAAP net loss
GAAP net loss	$(53,093)	$(31,239)	$(38,146)	$(10,274)
Stock-based compensation expense	19,333	17,308	84,294	76,857
Legal and transaction related costs	182	2,944	7,383	32,950
Amortization of intangibles	1,494	1,493	5,972	6,182
Restructuring and abandonment costs	9,986	474	11,853	15,649
Non-GAAP net (loss) income	$(22,098)	$(9,020)	$71,356	$121,364

Reconciliation of net loss per share
GAAP net loss per share, diluted	$(0.44)	$(0.25)	$(0.31)	$(0.08)
Non-GAAP adjustments to net loss per share	0.26	0.18	0.87	1.00
Non-GAAP net (loss) income per share, diluted	$(0.18)	$(0.07)	$0.56	$0.92
Weighted-average shares used in GAAP per share calculation, diluted	121,389,519	127,335,311	123,218,532	127,702,885
Weighted-average shares used in non-GAAP per share calculation, diluted	121,389,519	127,335,311	126,783,859	131,947,092
Note: Certain figures may not sum due to rounding

Reconciliation of Cash Flows (Used In) Provided by Operating Activities to Free Cash Flow
(unaudited, dollars in thousands)
	Three Months Ended		Twelve months ended
	September 28, 2024	September 30, 2023	September 28, 2024	September 30, 2023
Cash flows (used in) provided by operating activities	$(37,734)	$22,195	$189,906	$100,406
Less: Purchases of property and equipment	(15,770)	(10,201)	(55,247)	(50,286)
Free cash flow	$(53,504)	$11,994	$134,659	$50,120
A-2

ANNEX B
SONOS, INC.
SECOND RESTATED CERTIFICATE OF INCORPORATION
Sonos, Inc., a Delaware corporation, hereby certifies as follows:
1.The name of this corporation is Sonos, Inc. The date of the filing of its original Certificate of Incorporation with the Secretary of State was August 22, 2002 under the name Rincon Audio, Inc.
2.The Second Restated Certificate of Incorporation of this corporation attached hereto as Exhibit A, which is incorporated herein by this reference, and which restates, integrates and further amends the provisions of the Certificate of Incorporation of this corporation as previously amended and/or restated, has been duly adopted by this corporation’s Board of Directors and by the stockholders in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, this corporation has caused this Second Restated Certificate of Incorporation to be signed by its duly authorized officer and the foregoing facts stated herein are true and correct.

Dated: [●], 2025                         SONOS, INC.

/s/ [●]
[●]
[●]

EXHIBIT A
SONOS, INC.
SECOND RESTATED CERTIFICATE OF INCORPORATION
ARTICLE I: NAME
The name of this corporation is Sonos, Inc. (the “Corporation”).
ARTICLE II: AGENT FOR SERVICE OF PROCESS
The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of the registered agent of the Corporation at that address is The Corporation Trust Company.
ARTICLE III: PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “General Corporation Law”).
ARTICLE IV: AUTHORIZED STOCK
1.Total Authorized. The total number of shares of all classes of stock that the Corporation has authority to issue is 510,000,000 shares, consisting of two classes: 500,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”), and 10,000,000 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).
2. Designation of Additional Series.

2.1 The Corporation’s Board of Directors (the “Board”) is authorized, subject to any limitations prescribed by the law of the State of Delaware, by resolution or resolutions adopted from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, and, by filing a certificate of designation pursuant to the applicable law of the State of Delaware (the “Certificate of Designation”), to establish from time to time the number of shares to be included in each such series, to fix the designation, vesting, powers (including voting powers), preferences and relative, participating, optional or other rights (and the qualifications, limitations or restrictions thereof) of the shares of each such series and to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series. The number of authorized shares of Preferred Stock may also be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, without a separate vote of the holders of the Preferred Stock or any series thereof, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, unless a vote of any such holders is required pursuant to the terms of any Certificate of Designation designating a series of Preferred Stock.
2.2 Except as otherwise expressly provided in any Certificate of Designation designating any series of Preferred Stock pursuant to the foregoing provisions of this Article IV, (i) any new series of Preferred Stock may be designated, fixed and determined as provided herein by the Board without approval of the holders of Common Stock or the holders of Preferred Stock, or any series thereof, and (ii) any such new series may have powers, preferences and rights, including, without limitation, voting rights, dividend rights, liquidation rights, redemption rights and conversion rights, senior to, junior to or pari passu with the rights of the Common Stock, the Preferred Stock or any future class or series of Preferred Stock or Common Stock.
2.3 Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Second Restated Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Second Restated Certificate of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock).
ARTICLE V: AMENDMENT OF BYLAWS
The Board shall have the power to adopt, amend or repeal the Bylaws of the Corporation (the “Bylaws”). Any adoption, amendment or repeal of the Bylaws by the Board shall require the approval of a majority of the Whole Board. For purposes of this Second Restated Certificate of Incorporation, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. The stockholders shall also have power to adopt, amend or repeal the Bylaws; provided, however, that, notwithstanding any other provision of this Second Restated Certificate of Incorporation (including any Certificate of Designation) or any provision of law that might otherwise permit a lesser or no vote, but in addition to any vote of the holders of any class or series of stock of the Corporation required by applicable law or by this Second Restated Certificate of Incorporation (including any Preferred Stock issued pursuant to any Certificate of Designation), the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the Bylaws; provided, further, that if two-thirds (2/3) of the Whole Board has approved such adoption, amendment or repeal of any provisions of the Bylaws, then only the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the Bylaws.
ARTICLE VI: MATTERS RELATING TO THE BOARD OF DIRECTORS
1. Director Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board, except as otherwise provided by law. In addition to the powers and authority expressly conferred upon them by statute or by this Second Restated Certificate of Incorporation or the Bylaws, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.
2. Number of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the total number of directors constituting the Whole Board shall be fixed from time to time exclusively by resolution adopted by a majority of the Whole Board.
3. Classified Board. Subject to the special rights of the holders of any series of Preferred Stock to elect directors, the directors shall be divided, with respect to the time for which they severally hold office, into three classes designated as

Class I, Class II and Class III, respectively (the “Classified Board”). The Board is authorized to assign members of the Board already in office to such classes of the Classified Board, which assignments shall become effective at the same time the Classified Board becomes effective. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board, with the number of directors in each class to be divided as nearly equal as reasonably possible. The initial term of office of the Class I directors shall expire at the Corporation’s first annual meeting of stockholders following the closing of the Corporation’s initial public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offer and sale of Common Stock to the public (the “Initial Public Offering Closing”), the initial term of office of the Class II directors shall expire at the Corporation’s second annual meeting of stockholders following the Initial Public Offering Closing and the initial term of office of the Class III directors shall expire at the Corporation’s third annual meeting of stockholders following the Initial Public Offering Closing. At each annual meeting of stockholders following the Initial Public Offering Closing, directors elected to succeed those directors of the class whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. In the event of any increase or decrease in the authorized number of directors (a) each director then serving as such shall nevertheless continue as a director of the class of which the director is a member and (b) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board among the three classes of directors so as to ensure that no one class has more than one director more than any other class.
4. Term and Removal. Each director shall hold office until the annual meeting at which such director’s term expires and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation, disqualification or removal. Any director may resign at any time upon notice to the Corporation given in writing or by any electronic transmission permitted by the Bylaws. Subject to the special rights of the holders of any series of Preferred Stock, no director may be removed from the Board except for cause and only by the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors voting together as a single class. In the event of any increase or decrease in the authorized number of directors, (a) each director then serving as such shall nevertheless continue as a director of the class of which the director is a member and (b) the newly created or eliminated directorships resulting from such increase or decrease shall be apportioned by the Board among the classes of directors so as to ensure that no one class has more than one director more than any other class. To the extent possible, consistent with the foregoing rule, any newly created directorships shall be added to those classes whose terms of office are to expire at the latest dates following such allocation, and any newly eliminated directorships shall be subtracted from those classes whose terms of office are to expire at the earliest dates following such allocation, unless otherwise provided from time to time by resolution adopted by the Board. No decrease in the authorized number of directors constituting the Board shall shorten the term of any incumbent director.
5. Vacancies and Newly Created Directorships. Subject to the special rights of the holders of any series of Preferred Stock to elect directors, any vacancy occurring in the Board for any cause, and any newly created directorship resulting from any increase in the authorized number of directors, shall, unless (a) the Board determines by resolution that any such vacancies or newly created directorships shall be filled by the stockholders or (b) as otherwise provided by law, be filled only by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which the director has been assigned expires or until such director’s successor shall have been duly elected and qualified, or until such director’s earlier death, resignation, disqualification or removal. No decrease in the authorized number of directors shall shorten the term of any incumbent director.
6. Vote by Ballot. Election of directors need not be by written ballot unless the Bylaws shall so provide.
ARTICLE VII: DIRECTOR AND OFFICER LIABILITY
1. Limitation of Liability. To the fullest extent permitted by law, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer. Without limiting the effect of the preceding sentence, if the General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director or officer, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law, as so amended.
2. Change in Rights. Neither any amendment nor repeal of this Article VII, nor the adoption of any provision of this Second Restated Certificate of Incorporation inconsistent with this Article VII, shall eliminate, reduce or otherwise adversely affect any limitation on the personal liability of a director or officer of the Corporation existing at the time of such amendment, repeal or adoption of such an inconsistent provision.
ARTICLE VIII: MATTERS RELATING TO STOCKHOLDERS

1. No Action by Written Consent of Stockholders. Subject to the rights of any series of Preferred Stock then outstanding, no action shall be taken by the stockholders of the Corporation except at a duly called annual or special meeting of stockholders, and no action shall be taken by the stockholders of the Corporation by written consent.
2. Special Meeting of Stockholders. Special meetings of the stockholders of the Corporation may be called only by the Chairperson of the Board, the Chief Executive Officer or the Board acting pursuant to a resolution adopted by a majority of the Whole Board, and may not be called by any other person or persons.
3. Advance Notice of Stockholder Nominations and Business Transacted at Special Meetings. Advance notice of stockholder nominations for the election of directors of the Corporation and of business to be brought by stockholders before any meeting of stockholders of the Corporation shall be given in the manner provided in the Bylaws. Business transacted at special meetings of stockholders shall be limited to the purpose or purposes stated in the notice of meeting.
ARTICLE IX: SEVERABILITY
If any provision of this Second Restated Certificate of Incorporation shall be held to be invalid, illegal or unenforceable, then such provision shall nonetheless be enforced to the maximum extent possible consistent with such holding and the remaining provisions of this Second Restated Certificate of Incorporation (including without limitation, all portions of any section of this Second Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall remain in full force and effect.
ARTICLE X: AMENDMENT OF SECOND RESTATED CERTIFICATE OF INCORPORATION
The Corporation reserves the right to amend or repeal any provision contained in this Second Restated Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Second Restated Certificate of Incorporation (including any Certificate of Designation) or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of the Corporation required by law or by this Second Restated Certificate of Incorporation (including any Certificate of Designation), and subject to Section 1 and 2.1 of Article IV, the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal or adopt any provision inconsistent with this Article X, Section 2 of Article IV, or Article V, Article VI, Article VII, Article VIII, Article IX or Article XI (the “Specified Provisions”); provided, further, that if two-thirds (2/3) of the Whole Board has approved such amendment or repeal of, or any provision inconsistent with, the Specified Provisions, then only the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal, or adopt any provision inconsistent with, the Specified Provisions.
ARTICLE XI: CHOICE OF FORUM
Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware, to the fullest extent permitted by law, shall be the sole and exclusive forum for: (a) any derivative action or proceeding brought on behalf of the Corporation; (b) any action asserting a claim of breach of a fiduciary duty owed by, or other wrongdoing by, any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders; (c) any action asserting a claim against the Corporation arising pursuant to any provision of the General Corporation Law, this Second Restated Certificate of Incorporation or the Bylaws; (d) any action to interpret, apply, enforce or determine the validity of this Second Restated Certificate of Incorporation or the Bylaws; or (e) any action asserting a claim against the Corporation governed by the internal affairs doctrine.
Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.
Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article XI.
____________________________

ANNEX C

SONOS, INC.
(a Delaware corporation)
RESTATED BYLAWS
Adopted as of [], 2025

SONOS, INC.
(a Delaware corporation)
RESTATED BYLAWS
Adopted as of [_], 2025

Article I: STOCKHOLDERS
Section 1.1: Annual Meetings. AN ANNUAL MEETING OF STOCKHOLDERS SHALL BE HELD FOR THE ELECTION OF DIRECTORS AT SUCH DATE AND TIME AS THE BOARD OF DIRECTORS OF THE CORPORATION (THE “BOARD”) SHALL EACH YEAR FIX. THE MEETING MAY BE HELD EITHER AT A PLACE, WITHIN OR WITHOUT THE STATE OF DELAWARE AS PERMITTED BY THE DELAWARE GENERAL CORPORATION LAW (THE “DGCL”), OR BY MEANS OF REMOTE COMMUNICATION AS THE BOARD IN ITS SOLE DISCRETION MAY DETERMINE. ANY PROPER BUSINESS MAY BE TRANSACTED AT THE ANNUAL MEETING.
Section 1.2: Special Meetings. SPECIAL MEETINGS OF STOCKHOLDERS FOR ANY PURPOSE OR PURPOSES SHALL BE CALLED IN THE MANNER SET FORTH IN THE RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION (AS THE SAME MAY BE AMENDED AND/OR RESTATED FROM TIME TO TIME, THE “CERTIFICATE OF INCORPORATION”). THE SPECIAL MEETING MAY BE HELD EITHER AT A PLACE, WITHIN OR WITHOUT THE STATE OF DELAWARE, OR BY MEANS OF REMOTE COMMUNICATION AS THE BOARD IN ITS SOLE DISCRETION MAY DETERMINE. BUSINESS TRANSACTED AT ANY SPECIAL MEETING OF STOCKHOLDERS SHALL BE LIMITED TO MATTERS RELATING TO THE PURPOSE OR PURPOSES STATED IN THE NOTICE OF THE MEETING.
Section 1.3: Notice of Meetings. NOTICE OF ALL MEETINGS OF STOCKHOLDERS SHALL BE GIVEN IN WRITING OR BY ELECTRONIC TRANSMISSION IN THE MANNER PROVIDED BY APPLICABLE LAW (INCLUDING, WITHOUT LIMITATION, AS SET FORTH IN SECTION 7.1.1 OF THESE BYLAWS) STATING THE DATE, TIME AND PLACE, IF ANY, OF THE MEETING, THE MEANS OF REMOTE COMMUNICATION, IF ANY, BY WHICH STOCKHOLDERS AND PROXY HOLDERS MAY BE DEEMED TO BE PRESENT IN PERSON AND VOTE AT SUCH MEETING, AND THE RECORD DATE FOR DETERMINING THE STOCKHOLDERS ENTITLED TO VOTE AT THE MEETING. IN THE CASE OF A SPECIAL MEETING, SUCH NOTICE SHALL ALSO SET FORTH THE PURPOSE OR PURPOSES FOR WHICH THE MEETING IS CALLED. UNLESS OTHERWISE REQUIRED BY APPLICABLE LAW OR THE CERTIFICATE OF INCORPORATION, NOTICE OF ANY MEETING OF STOCKHOLDERS SHALL BE GIVEN NOT LESS THAN TEN (10), NOR MORE THAN SIXTY (60), DAYS BEFORE THE DATE OF THE MEETING TO EACH STOCKHOLDER OF RECORD ENTITLED TO VOTE AT SUCH MEETING.
Section 1.4: Adjournments. THE CHAIRPERSON OF THE MEETING SHALL HAVE THE POWER TO ADJOURN THE MEETING TO ANOTHER TIME, DATE AND PLACE (IF ANY). ANY MEETING OF STOCKHOLDERS, ANNUAL OR SPECIAL, MAY BE ADJOURNED FROM TIME TO TIME, AND NOTICE NEED NOT BE GIVEN OF ANY SUCH ADJOURNED MEETING (INCLUDING AN ADJOURNMENT TAKEN TO ADDRESS A TECHNICAL FAILURE TO CONVENE OR CONTINUE A MEETING USING REMOTE COMMUNICATION) IF THE TIME, DATE AND PLACE (IF ANY) THEREOF AND THE MEANS OF REMOTE COMMUNICATION (IF ANY) BY WHICH STOCKHOLDERS AND PROXY HOLDERS MAY BE DEEMED TO BE PRESENT IN PERSON AND VOTE AT SUCH ADJOURNED MEETING ARE ANNOUNCED AT THE MEETING AT WHICH THE ADJOURNMENT IS TAKEN; PROVIDED, HOWEVER, THAT IF

THE ADJOURNMENT IS FOR MORE THAN THIRTY (30) DAYS, A NOTICE OF THE ADJOURNED MEETING SHALL BE GIVEN TO EACH STOCKHOLDER OF RECORD ENTITLED TO VOTE AT THE MEETING. AT THE ADJOURNED MEETING THE CORPORATION MAY TRANSACT ANY BUSINESS THAT MIGHT HAVE BEEN TRANSACTED AT THE ORIGINAL MEETING. TO THE FULLEST EXTENT PERMITTED BY LAW, THE BOARD MAY POSTPONE, RESCHEDULE OR CANCEL ANY PREVIOUSLY SCHEDULED SPECIAL OR ANNUAL MEETING OF THE STOCKHOLDERS BEFORE IT IS TO BE HELD, REGARDLESS OF WHETHER ANY NOTICE OR PUBLIC DISCLOSURE WITH RESPECT TO ANY SUCH MEETING HAS BEEN SENT OR MADE PURSUANT TO SECTION 1.3 HEREOF OR OTHERWISE, IN WHICH CASE NOTICE SHALL BE PROVIDED TO THE STOCKHOLDERS OF THE NEW DATE, TIME AND PLACE, IF ANY, OF THE MEETING AS PROVIDED IN SECTION 1.3 ABOVE.
Section 1.5: Quorum. EXCEPT AS OTHERWISE PROVIDED BY APPLICABLE LAW, THE CERTIFICATE OF INCORPORATION OR THESE BYLAWS, AT EACH MEETING OF STOCKHOLDERS THE HOLDERS OF A MAJORITY OF THE VOTING POWER OF THE SHARES OF STOCK ISSUED AND OUTSTANDING AND ENTITLED TO VOTE AT THE MEETING, PRESENT IN PERSON OR REPRESENTED BY PROXY, SHALL CONSTITUTE A QUORUM FOR THE TRANSACTION OF BUSINESS; PROVIDED, HOWEVER, THAT WHERE A SEPARATE VOTE BY A CLASS OR CLASSES OR SERIES OF STOCK IS REQUIRED BY APPLICABLE LAW OR THE CERTIFICATE OF INCORPORATION, THE HOLDERS OF A MAJORITY OF THE VOTING POWER OF THE SHARES OF SUCH CLASS OR CLASSES OR SERIES OF THE STOCK ISSUED AND OUTSTANDING AND ENTITLED TO VOTE ON SUCH MATTER, PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE MEETING, SHALL CONSTITUTE A QUORUM ENTITLED TO TAKE ACTION WITH RESPECT TO THE VOTE ON SUCH MATTER. IF A QUORUM SHALL FAIL TO ATTEND ANY MEETING, THE CHAIRPERSON OF THE MEETING OR, IF DIRECTED TO BE VOTED ON BY THE CHAIRPERSON OF THE MEETING, THE HOLDERS OF A MAJORITY OF THE VOTING POWER OF THE SHARES ENTITLED TO VOTE WHO ARE PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE MEETING MAY ADJOURN THE MEETING. SHARES OF THE CORPORATION’S STOCK BELONGING TO THE CORPORATION (OR TO ANOTHER CORPORATION, IF A MAJORITY OF THE SHARES ENTITLED TO VOTE IN THE ELECTION OF DIRECTORS OF SUCH OTHER CORPORATION ARE HELD, DIRECTLY OR INDIRECTLY, BY THE CORPORATION), SHALL NEITHER BE ENTITLED TO VOTE NOR BE COUNTED FOR QUORUM PURPOSES; PROVIDED, HOWEVER, THAT THE FOREGOING SHALL NOT LIMIT THE RIGHT OF THE CORPORATION OR ANY OTHER CORPORATION TO VOTE ANY SHARES OF THE CORPORATION’S STOCK HELD BY IT IN A FIDUCIARY CAPACITY AND TO COUNT SUCH SHARES FOR PURPOSES OF DETERMINING A QUORUM. A QUORUM, ONCE ESTABLISHED AT A MEETING, SHALL NOT BE BROKEN BY THE WITHDRAWAL OF ENOUGH VOTES TO LEAVE LESS THAN A QUORUM.
Section 1.6: Organization. MEETINGS OF STOCKHOLDERS SHALL BE PRESIDED OVER BY (A) SUCH PERSON AS THE BOARD MAY DESIGNATE, OR (B) IN SUCH PERSON’S ABSENCE, THE CHAIRPERSON OF THE BOARD, OR (C) IN SUCH PERSON’S ABSENCE, THE CHIEF EXECUTIVE OFFICER OF THE CORPORATION OR (D) IN SUCH PERSON’S ABSENCE, THE PRESIDENT OF THE CORPORATION, OR (E) IN THE ABSENCE OF SUCH PERSON, BY A VICE PRESIDENT. SUCH PERSON SHALL BE CHAIRPERSON OF THE MEETING AND, SUBJECT TO SECTION 1.10 OF THESE BYLAWS, SHALL DETERMINE THE ORDER OF BUSINESS AND THE PROCEDURE AT THE MEETING, INCLUDING SUCH REGULATION OF THE MANNER OF VOTING AND THE CONDUCT OF DISCUSSION AS SEEMS TO SUCH PERSON TO BE IN ORDER. THE SECRETARY OF THE CORPORATION SHALL ACT AS SECRETARY OF THE MEETING, BUT IN SUCH PERSON’S ABSENCE THE CHAIRPERSON OF THE MEETING MAY APPOINT ANY PERSON TO ACT AS SECRETARY OF THE MEETING.
Section 1.7: Voting; Proxies. EACH STOCKHOLDER OF RECORD ENTITLED TO VOTE AT A MEETING OF STOCKHOLDERS MAY AUTHORIZE ANOTHER PERSON OR PERSONS TO ACT FOR SUCH STOCKHOLDER BY PROXY. SUCH A PROXY MAY BE PREPARED, TRANSMITTED AND DELIVERED IN ANY MANNER PERMITTED BY APPLICABLE LAW.

EXCEPT AS MAY BE REQUIRED IN THE CERTIFICATE OF INCORPORATION, DIRECTORS SHALL BE ELECTED BY A PLURALITY OF THE VOTES OF THE SHARES PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE MEETING AND ENTITLED TO VOTE ON THE ELECTION OF DIRECTORS. UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, RULE OR REGULATION APPLICABLE TO THE CORPORATION OR ITS SECURITIES, THE RULES OR REGULATIONS OF ANY STOCK EXCHANGE APPLICABLE TO THE CORPORATION, THE CERTIFICATE OF INCORPORATION OR THESE BYLAWS, EVERY MATTER OTHER THAN THE ELECTION OF DIRECTORS SHALL BE DECIDED BY THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE VOTING POWER OF THE SHARES OF STOCK ENTITLED TO VOTE ON SUCH MATTER THAT ARE PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE MEETING AND ARE VOTED FOR OR AGAINST THE MATTER (OR IF THERE ARE TWO OR MORE CLASSES OR SERIES OF STOCK ENTITLED TO VOTE AS SEPARATE CLASSES, THEN IN THE CASE OF EACH CLASS OR SERIES, THE HOLDERS OF A MAJORITY OF THE VOTING POWER OF THE SHARES OF STOCK OF THAT CLASS OR SERIES PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE MEETING VOTING FOR OR AGAINST SUCH MATTER).
Section 1.8: Fixing Date for Determination of Stockholders of Record. IN ORDER THAT THE CORPORATION MAY DETERMINE THE STOCKHOLDERS ENTITLED TO NOTICE OF OR TO VOTE AT ANY MEETING OF STOCKHOLDERS OR ANY ADJOURNMENT THEREOF, THE BOARD MAY FIX A RECORD DATE, WHICH RECORD DATE SHALL NOT PRECEDE THE DATE UPON WHICH THE RESOLUTION FIXING THE RECORD DATE IS ADOPTED BY THE BOARD, AND WHICH RECORD DATE SHALL, UNLESS OTHERWISE REQUIRED BY LAW, NOT BE MORE THAN SIXTY (60), NOR LESS THAN TEN (10), DAYS BEFORE THE DATE OF SUCH MEETING. IF NO RECORD DATE IS FIXED BY THE BOARD, THE RECORD DATE FOR DETERMINING STOCKHOLDERS ENTITLED TO NOTICE OF OR TO VOTE AT A MEETING OF STOCKHOLDERS SHALL BE AT THE CLOSE OF BUSINESS ON THE DAY NEXT PRECEDING THE DAY ON WHICH NOTICE IS GIVEN, OR, IF NOTICE IS WAIVED, AT THE CLOSE OF BUSINESS ON THE DAY NEXT PRECEDING THE DAY ON WHICH THE MEETING IS HELD. A DETERMINATION OF STOCKHOLDERS OF RECORD ENTITLED TO NOTICE OF OR TO VOTE AT A MEETING OF STOCKHOLDERS SHALL APPLY TO ANY ADJOURNMENT OF THE MEETING; PROVIDED, HOWEVER, THAT THE BOARD MAY FIX A NEW RECORD DATE FOR DETERMINATION OF STOCKHOLDERS ENTITLED TO NOTICE OF OR TO VOTE AT THE ADJOURNED MEETING.
IN ORDER THAT THE CORPORATION MAY DETERMINE THE STOCKHOLDERS ENTITLED TO RECEIVE PAYMENT OF ANY DIVIDEND OR OTHER DISTRIBUTION OR ALLOTMENT OF ANY RIGHTS, OR ENTITLED TO EXERCISE ANY RIGHTS IN RESPECT OF ANY CHANGE, CONVERSION OR EXCHANGE OF STOCK OR FOR THE PURPOSE OF ANY OTHER LAWFUL ACTION, THE BOARD MAY FIX, IN ADVANCE, A RECORD DATE, WHICH SHALL NOT PRECEDE THE DATE UPON WHICH THE RESOLUTION FIXING THE RECORD DATE IS ADOPTED BY THE BOARD AND WHICH SHALL NOT BE MORE THAN SIXTY (60) DAYS PRIOR TO SUCH ACTION. IF NO SUCH RECORD DATE IS FIXED BY THE BOARD, THEN THE RECORD DATE FOR DETERMINING STOCKHOLDERS FOR ANY SUCH PURPOSE SHALL BE AT THE CLOSE OF BUSINESS ON THE DAY ON WHICH THE BOARD ADOPTS THE RESOLUTION RELATING THERETO.
Section 1.9: List of Stockholders Entitled to Vote. THE SECRETARY SHALL PREPARE, AT LEAST TEN (10) DAYS BEFORE EVERY MEETING OF STOCKHOLDERS, A COMPLETE LIST OF STOCKHOLDERS ENTITLED TO VOTE AT THE MEETING (PROVIDED, HOWEVER, IF THE RECORD DATE FOR DETERMINING THE STOCKHOLDERS ENTITLED TO VOTE IS LESS THAN TEN (10) DAYS BEFORE THE DATE OF THE MEETING, THE LIST SHALL REFLECT THE STOCKHOLDERS ENTITLED TO VOTE AS OF THE TENTH (10TH) DAY BEFORE THE MEETING DATE), ARRANGED IN ALPHABETICAL ORDER AND SHOWING THE ADDRESS OF EACH STOCKHOLDER AND THE NUMBER OF SHARES REGISTERED IN THE NAME OF EACH STOCKHOLDER. SUCH LIST SHALL BE OPEN TO THE EXAMINATION OF ANY

STOCKHOLDER, FOR ANY PURPOSE GERMANE TO THE MEETING, FOR A PERIOD OF AT LEAST TEN (10) DAYS PRIOR TO THE MEETING, (A) ON A REASONABLY ACCESSIBLE ELECTRONIC NETWORK AS PERMITTED BY APPLICABLE LAW (PROVIDED, THAT THE INFORMATION REQUIRED TO GAIN ACCESS TO THE LIST IS PROVIDED WITH THE NOTICE OF THE MEETING), OR (B) DURING ORDINARY BUSINESS HOURS, AT THE PRINCIPAL PLACE OF BUSINESS OF THE CORPORATION. EXCEPT AS OTHERWISE PROVIDED BY LAW, THE LIST SHALL PRESUMPTIVELY DETERMINE THE IDENTITY OF THE STOCKHOLDERS ENTITLED TO VOTE AT THE MEETING AND THE NUMBER OF SHARES HELD BY EACH OF THEM.
Section 1.10: Inspectors of Elections.
1.10.1 Applicability. Unless otherwise required by the Certificate of Incorporation or by the DGCL, the following provisions of this Section 1.10 shall apply only if and when the Corporation has a class of voting stock that is: (a) listed on a national securities exchange; (b) authorized for quotation on an interdealer quotation system of a registered national securities association; or (c) held of record by more than two thousand (2,000) stockholders. In all other cases, observance of the provisions of this Section 1.10 shall be optional, and at the discretion of the Board.
1.10.2 Appointment. The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors of election to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting.
1.10.3 Inspector’s Oath. Each inspector of election, before entering upon the discharge of such inspector’s duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector’s ability.
1.10.4 Duties of Inspectors. At a meeting of stockholders, the inspectors of election shall (a) ascertain the number of shares outstanding and the voting power of each share, (b) determine the shares represented at a meeting and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period of time a record of the disposition of any challenges made to any determination by the inspectors, and (e) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.
1.10.5 Opening and Closing of Polls. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced by the chairperson of the meeting at the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware, upon application by a stockholder, shall determine otherwise.
1.10.6 Determinations. In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in connection with proxies pursuant to Section 211(a)(2)b.(i) of the DGCL, or in accordance with Sections 211(e) or 212(c)(2) of the DGCL, ballots and the regular books and records of the Corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification of their determinations pursuant to this Section 1.10 shall specify the precise information considered by them, including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors’ belief that such information is accurate and reliable.

Section 1.11: Notice of Stockholder Business; Nominations.
1.11.1 Annual Meeting of Stockholders.
(a) Nominations of persons for election to the Board and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only: (i) pursuant to the Corporation’s notice of such meeting (or any supplement thereto), (ii) by or at the direction of the Board or any committee thereof or (iii) by any stockholder of the Corporation who was a stockholder of record at the time of giving of the notice provided for in this Section 1.11 (the “Record Stockholder”), who is entitled to vote at such meeting and who complies with the notice and other procedures set forth in this Section 1.11 in all applicable respects. For the avoidance of doubt, the foregoing clause (iii) shall be the exclusive means for a stockholder to make nominations or propose business (other than business included in the Corporation’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (such act, and the rules and regulations promulgated thereunder, the “Exchange Act”), at an annual meeting of stockholders, and such stockholder must fully comply with the notice and other procedures set forth in this Section 1.11 to make such nominations or propose business before an annual meeting.
(b) For nominations or other business to be properly brought before an annual meeting by a Record Stockholder pursuant to Section 1.11.1(a) of these Bylaws:
(i) the Record Stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and provide any updates or supplements to such notice at the times and in the forms required by this Section 1.11;
(ii) such other business (other than the nomination of persons for election to the Board) must otherwise be a proper matter for stockholder action;
(iii) if the Proposing Person (as defined below) has provided the Corporation with a Solicitation Notice (as defined below), such Proposing Person must, in the case of a proposal other than the nomination of persons for election to the Board, have delivered a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have complied with the requirements of Rule 14a-19(a)(3) of the Exchange Act, and must, in either case, have included in such materials the Solicitation Notice; and
(iv) if no Solicitation Notice relating thereto has been timely provided pursuant to this Section 1.11, the Proposing Person proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section 1.11.
To be timely, a Record Stockholder’s notice must be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the seventy-fifth (75th) day nor earlier than the close of business on the one hundred and fifth (105th) day prior to the first anniversary of the preceding year’s annual meeting (except in the case of the Corporation’s first annual meeting following its initial public offering, for which such notice shall be timely if delivered in the same time period as if such meeting were a special meeting governed by Section 1.11.2 of these Bylaws); provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before, or more than sixty (60) days after, such anniversary date, notice by the Record Stockholder to be timely must be so delivered (A) no earlier than the close of business on the one hundred and fifth (105th) day prior to such annual meeting and (B) no later than the close of business on the later of the seventy-fifth (75th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which Public Announcement (as defined below) of the date of such meeting is first made by the Corporation. In no event shall an adjournment or postponement of an annual meeting for which notice has been given commence a new time period (or extend any time period) for providing the Record Stockholder’s notice. Such Record Stockholder’s notice shall set forth:
(x) as to each person whom the Record Stockholder proposes to nominate for election or reelection as a director:

(i) the name, age, business address and residence address of such person;
(ii) the principal occupation or employment of such nominee;
(iii) the class, series and number of any shares of stock of the Corporation that are beneficially owned or owned of record by such person or any Associated Person (as defined in Section 1.11.3(c));
(iv) the date or dates such shares were acquired and the investment intent of such acquisition;
(v) all other information relating to such person that would be required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or would be otherwise required, in each case pursuant to and in accordance with Section 14(a) (or any successor provision) under the Exchange Act and the rules and regulations thereunder (including such person’s written consent to being named in the proxy statement as a nominee, to the public disclosure of information regarding or related to such person provided to the Corporation by such person or otherwise pursuant to this Section 1.11 and to serving as a director if elected); and
(vi) whether such person meets the independence requirements of the stock exchange upon which the Corporation’s Common Stock is primarily traded.
(y) as to any other business that the Record Stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws, the text of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such Proposing Person, including any anticipated benefit to any Proposing Person therefrom; and
(z) as to the Proposing Person giving the notice:
(i) the current name and address of such Proposing Person, including, if applicable, their name and address as they appear on the Corporation’s stock ledger, if different;
(ii) the class or series and number of shares of stock of the Corporation that are directly or indirectly owned of record or beneficially owned by such Proposing Person, including any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future;
(iii) whether and the extent to which any derivative interest in the Corporation’s equity securities (including without limitation any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of shares of the Corporation or otherwise, and any cash-settled equity swap, total return swap, synthetic equity position or similar derivative arrangement, as well as any rights to dividends on the shares of any class or series of shares of the Corporation that are separated or separable from the underlying shares of the Corporation) or any short interest in any security of the Corporation (for purposes of this Bylaw a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any increase or decrease in the value of the subject security, including through performance-related fees) is held directly or indirectly by or for the benefit of such Proposing Person, including without limitation whether and the extent to which any ongoing hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including without limitation any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such Proposing Person with respect to any share of stock of the Corporation;

(iv) any other material relationship between such Proposing Person, on the one hand, and the Corporation, any affiliate of the Corporation or any Principal Competitor (as defined in Section 1.11.3(c)) of the Corporation, on the other hand;
(v) any direct or indirect material interest in any material contract or agreement between such Proposing Person, on the one hand, and with the Corporation, any affiliate of the Corporation or any Principal Competitor of the Corporation, on the other hand (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement);
(vi) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) (or any successor provision) under the Exchange Act and the rules and regulations thereunder (the disclosures to be made pursuant to the foregoing clauses (iv) through (vi) are referred to as “Disclosable Interests”). For purposes hereof “Disclosable Interests” shall not include any information with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these Bylaws on behalf of a beneficial owner;
(vii) such Proposing Person’s written consent to the public disclosure of information provided to the Corporation pursuant to this Section 1.11;
(viii) a complete written description of any agreement, arrangement or understanding (whether oral or in writing) (including any knowledge that another person or entity is Acting in Concert (as defined in Section 1.11.3(c)) with such Proposing Person) between or among, on the one hand, such Proposing Person or any Associated Person and, on the other hand, any other person Acting in Concert with any of the foregoing persons;
(ix) as to each person whom such Proposing Person proposes to nominate for election or re-election as a director, any agreement, arrangement or understanding of such person with any other person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director known to such Proposing Person after reasonable inquiry;
(x) a representation that the Record Stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination;
(xi) a representation whether such Proposing Person intends (or is part of a group that intends) to deliver a proxy statement or form of proxy to holders of, in the case of a proposal, at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders to comply with Rule 14a-19(a)(3) of the Exchange Act (an affirmative statement of such intent being a “Solicitation Notice”); and
(xii) any proxy, contract, arrangement, or relationship pursuant to which the Proposing Person has a right to vote, directly or indirectly, any shares of any security of the Corporation.
A stockholder providing written notice required by this Section 1.11 will update and supplement such notice in writing, if necessary, so that the information provided or required to be provided in such notice is true and correct in all material respects as of (i) the record date for the meeting and (ii) the close of business on the fifth (5th) business day prior to the meeting and, in the event of any adjournment or postponement thereof, the close of business on the fifth (5th) business day prior to such adjourned or postponed meeting. In the case of an update and supplement pursuant to clause (i) of the foregoing sentence, such update and supplement will be received by the Secretary of the Corporation at the principal executive office of the Corporation not later than five (5) business days after the record date for the meeting, and in the case of an update and supplement pursuant to clause (ii) of the foregoing sentence, such update and supplement will be received by the Secretary of the Corporation at the principal executive office of the Corporation not later than two (2) business days prior to the date for the meeting, and, in the event of any adjournment or postponement thereof, two (2) business days prior to such adjourned or postponed meeting.
(c) Notwithstanding anything in the second sentence of Section 1.11.1(b) of these Bylaws to the contrary, in the event that the number of directors to be elected to the Board is increased and there is no Public Announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board at least seventy five (75) days prior to the first anniversary of the preceding year’s annual meeting (or, if the annual meeting is held more than thirty (30) days before or sixty (60) days after such anniversary date, at least seventy five (75) days prior to such annual meeting), a stockholder’s notice required by this Section 1.11 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation at the principal executive office of the Corporation no later than the close of business on the tenth (10th) day following the day on which such Public Announcement is first made by the Corporation.
(d) Notwithstanding anything in Section 1.11 or any other provision of the Bylaws to the contrary, any person who has been determined by a majority of the Whole Board to have violated Section 2.11 of these Bylaws or a Board Confidentiality Policy (as defined below) while serving as a director of the Corporation in the preceding five (5) years shall be ineligible to be nominated or serve as a member of the Board, absent a prior waiver for such nomination or service approved by two-thirds of the Whole Board.
1.11.2 Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of such meeting. Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of such meeting (a) by or at the direction of the Board or any committee thereof or (b) provided that the Board has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice of the special meeting, who shall be entitled to vote at the meeting and who complies with the notice and other procedures set forth in this Section 1.11 in all applicable respects. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by Section 1.11.1(b) of these Bylaws shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation (i) no earlier than the one hundred fifth (105th) day prior to such special meeting and (ii) no later than the close of business on the later of the seventy-fifth (75th) day prior to such special meeting or the tenth (10th) day following the day on which Public Announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.
1.11.3 General.
(a) Only such persons who are nominated in accordance with the procedures set forth in this Section 1.11 shall be eligible to be elected at a meeting of stockholders and serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.11. Except as otherwise provided by law or these Bylaws, the chairperson of the meeting shall have the power and duty to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.11 and, if any proposed nomination or business is not in compliance herewith, to declare that such defective proposal or nomination shall be disregarded. Without limiting any other provisions and requirements of this Section 1.11, unless otherwise required by law, if (i) any stockholder provides notice pursuant to Rule 14a-19(b) under the Exchange Act (for the avoidance of doubt, such notice must be delivered within the time period provided for in Section 1.11.1(b)(iv) to be considered timely) and (ii) such stockholder subsequently either (A) notifies the Corporation that such stockholder no longer intends to solicit proxies in support of director nominees other than the Corporation’s nominees in accordance with Rule 14a-19 under the Exchange Act or (B) fails to comply with the requirements of Rule 14a-19(a)(2) or Rule 14a-19(a)(3) under the Exchange Act, then such stockholder’s nominations shall be deemed null and void and the Corporation shall disregard any proxies or votes solicited for such stockholder’s nominees. Upon request by the Corporation, if any stockholder provides notice pursuant to Rule 14a-19(b) under the Exchange Act, such stockholder shall deliver to the Corporation, no later than five (5) business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) under the Exchange Act. Notwithstanding the foregoing provisions of this Section 1.11, unless otherwise required by law, if the stockholder (or a Qualified Representative of the stockholder (as defined below)) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which white card shall be reserved for exclusive use by the Corporation.
(b) Notwithstanding the foregoing provisions of this Section 1.11, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 1.11 shall be deemed to affect any rights of (a) stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (b) the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.
(c) For purposes of this Section 1.11 the following definitions shall apply:
(A) a person shall be deemed to be “Acting in Concert” with another person if such person knowingly acts pursuant to an express agreement, arrangement or understanding in concert with, or toward a common goal relating to the management, governance or control of the Corporation in substantial parallel with, such other person; provided, that a person shall not be deemed to be Acting in Concert with any other person solely as a result of the solicitation or receipt of revocable proxies or consents from such other person in response to a solicitation made pursuant to, and in accordance with, Section 14(a) (or any successor provision) of the Exchange Act by way of a proxy or consent solicitation statement filed on Schedule 14A;
(B) “Associated Person” shall mean with respect to any subject stockholder or other person (including any proposed nominee) (1) any person directly or indirectly controlling, controlled by or under common control with such stockholder or other person, (2) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder or other person, and (3) any associate (as defined in Rule 405 under the Securities Act of 1933, as amended), of such stockholder or other person;
(C) “Principal Competitor” shall mean any entity that provides products or services that compete with or are alternatives to the principal products produced or services provided by the Corporation or its affiliates;
(D) “Proposing Person” shall mean (1) the stockholder providing the notice of business proposed to be brought before an annual meeting or nomination of persons for election to the Board at a stockholder meeting and (2) the beneficial owner or beneficial owners, if different, on whose behalf the notice of business proposed to be brought before the annual meeting or nomination of persons for election to the Board at a stockholder meeting is made;
(E) “Public Announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act; and
(F) to be considered a “Qualified Representative” of a stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as a proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction thereof, at the annual meeting; provided, however, that if the stockholder is (1) a general or limited partnership, any general partner or person who functions as a general partner of the general or limited partnership or who controls the general or limited partnership shall be deemed a Qualified Representative, (2) a corporation or a limited liability company, any officer or person who functions as the substantial equivalent of an officer of the corporation or limited liability company or any officer, director, general partner or person who functions as an officer, director or general partner of any entity ultimately in control of the corporation or limited liability company shall be deemed a Qualified Representative or (z) a trust, any trustee of such trust shall be deemed a Qualified Representative. The Secretary of the Corporation, or any other person who shall be appointed to serve as secretary of the meeting, may require, on behalf of the Corporation, reasonable and appropriate documentation to verify the status of a person purporting to be a “Qualified Representative” for purposes hereof.
ARTICLE II: BOARD OF DIRECTORS
Section 2.1: Number; Qualifications. THE TOTAL NUMBER OF DIRECTORS CONSTITUTING THE BOARD (THE “WHOLE BOARD”) SHALL BE FIXED FROM TIME TO TIME IN THE MANNER SET FORTH IN THE CERTIFICATE OF INCORPORATION. NO DECREASE IN THE AUTHORIZED NUMBER OF DIRECTORS CONSTITUTING THE WHOLE BOARD SHALL SHORTEN THE TERM OF ANY INCUMBENT DIRECTOR. DIRECTORS NEED NOT BE STOCKHOLDERS OF THE CORPORATION.
Section 2.2: Election; Resignation; Removal; Vacancies. ELECTION OF DIRECTORS NEED NOT BE BY WRITTEN BALLOT. UNLESS OTHERWISE PROVIDED BY THE CERTIFICATE OF INCORPORATION AND SUBJECT TO THE SPECIAL RIGHTS OF HOLDERS OF ANY SERIES OF PREFERRED STOCK TO ELECT DIRECTORS, THE BOARD SHALL BE DIVIDED INTO THREE CLASSES, DESIGNATED AS CLASS I, CLASS II AND CLASS III. EACH CLASS SHALL CONSIST, AS NEARLY AS MAY BE POSSIBLE, OF ONE-THIRD OF THE WHOLE BOARD. EACH DIRECTOR SHALL HOLD OFFICE UNTIL THE ANNUAL MEETING AT WHICH SUCH DIRECTOR’S TERM EXPIRES AND UNTIL SUCH DIRECTOR’S SUCCESSOR IS ELECTED AND QUALIFIED OR UNTIL SUCH DIRECTOR’S EARLIER DEATH, RESIGNATION, DISQUALIFICATION OR REMOVAL. ANY DIRECTOR MAY RESIGN BY DELIVERING A RESIGNATION IN WRITING OR BY ELECTRONIC TRANSMISSION TO THE CORPORATION AT ITS PRINCIPAL OFFICE OR TO THE CHAIRPERSON OF THE BOARD, THE CHIEF EXECUTIVE OFFICER, OR THE SECRETARY. SUCH RESIGNATION SHALL BE EFFECTIVE UPON DELIVERY UNLESS IT IS SPECIFIED TO BE EFFECTIVE AT A LATER TIME OR UPON THE HAPPENING OF AN EVENT. SUBJECT TO THE SPECIAL RIGHTS OF HOLDERS OF ANY SERIES OF PREFERRED STOCK TO ELECT DIRECTORS, DIRECTORS MAY BE REMOVED ONLY AS PROVIDED BY THE CERTIFICATE OF INCORPORATION AND APPLICABLE LAW. ALL VACANCIES OCCURRING IN THE BOARD AND ANY NEWLY CREATED DIRECTORSHIPS RESULTING FROM ANY INCREASE IN THE AUTHORIZED NUMBER OF DIRECTORS SHALL BE FILLED IN THE MANNER SET FORTH IN THE CERTIFICATE OF INCORPORATION.
Section 2.3: Regular Meetings. REGULAR MEETINGS OF THE BOARD MAY BE HELD AT SUCH PLACES, WITHIN OR WITHOUT THE STATE OF DELAWARE, AND AT SUCH TIMES AS THE BOARD MAY FROM TIME TO TIME DETERMINE. NOTICE OF REGULAR MEETINGS NEED NOT BE GIVEN IF THE DATE, TIMES AND PLACES THEREOF ARE FIXED BY RESOLUTION OF THE BOARD.
Section 2.4: Special Meetings. SPECIAL MEETINGS OF THE BOARD MAY BE CALLED BY THE CHAIRPERSON OF THE BOARD, THE CHIEF EXECUTIVE OFFICER OR A MAJORITY OF THE MEMBERS OF THE BOARD THEN IN OFFICE AND MAY BE HELD AT ANY TIME, DATE OR PLACE, WITHIN OR WITHOUT THE STATE OF DELAWARE, AS THE PERSON OR PERSONS CALLING THE MEETING SHALL FIX. NOTICE OF THE TIME, DATE AND PLACE OF SUCH MEETING SHALL BE GIVEN, ORALLY, IN WRITING OR BY ELECTRONIC TRANSMISSION (INCLUDING ELECTRONIC MAIL), BY THE PERSON OR PERSONS CALLING THE MEETING TO ALL DIRECTORS AT LEAST FOUR (4) DAYS BEFORE THE MEETING IF

THE NOTICE IS MAILED, OR AT LEAST TWENTY-FOUR (24) HOURS BEFORE THE MEETING IF SUCH NOTICE IS GIVEN BY TELEPHONE, HAND DELIVERY, TELEGRAM, TELEX, MAILGRAM, FACSIMILE, ELECTRONIC MAIL OR OTHER MEANS OF ELECTRONIC TRANSMISSION. UNLESS OTHERWISE INDICATED IN THE NOTICE, ANY AND ALL BUSINESS MAY BE TRANSACTED AT A SPECIAL MEETING.
Section 2.5: Remote Meetings Permitted. MEMBERS OF THE BOARD, OR ANY COMMITTEE OF THE BOARD, MAY PARTICIPATE IN A MEETING OF THE BOARD OR SUCH COMMITTEE BY MEANS OF CONFERENCE TELEPHONE OR OTHER COMMUNICATIONS EQUIPMENT BY MEANS OF WHICH ALL PERSONS PARTICIPATING IN THE MEETING CAN HEAR EACH OTHER, AND PARTICIPATION IN A MEETING PURSUANT TO CONFERENCE TELEPHONE OR OTHER COMMUNICATIONS EQUIPMENT SHALL CONSTITUTE PRESENCE IN PERSON AT SUCH MEETING.
Section 2.6: Quorum; Vote Required for Action. AT ALL MEETINGS OF THE BOARD, A MAJORITY OF THE WHOLE BOARD SHALL CONSTITUTE A QUORUM FOR THE TRANSACTION OF BUSINESS. IF A QUORUM SHALL FAIL TO ATTEND ANY MEETING, A MAJORITY OF THOSE PRESENT MAY ADJOURN THE MEETING TO ANOTHER PLACE, DATE OR TIME WITHOUT FURTHER NOTICE THEREOF. EXCEPT AS OTHERWISE PROVIDED HEREIN OR IN THE CERTIFICATE OF INCORPORATION, OR REQUIRED BY LAW, THE VOTE OF A MAJORITY OF THE DIRECTORS PRESENT AT A MEETING AT WHICH A QUORUM IS PRESENT SHALL BE THE ACT OF THE BOARD.
Section 2.7: Organization. MEETINGS OF THE BOARD SHALL BE PRESIDED OVER BY (A) THE CHAIRPERSON OF THE BOARD, OR (B) IN SUCH PERSON’S ABSENCE, THE CHIEF EXECUTIVE OFFICER, OR (C) IN SUCH PERSON’S ABSENCE, BY A CHAIRPERSON CHOSEN BY THE BOARD AT THE MEETING. THE SECRETARY SHALL ACT AS SECRETARY OF THE MEETING, BUT IN SUCH PERSON’S ABSENCE THE CHAIRPERSON OF THE MEETING MAY APPOINT ANY PERSON TO ACT AS SECRETARY OF THE MEETING.
Section 2.8: Unanimous Action by Directors in Lieu of a Meeting. ANY ACTION REQUIRED OR PERMITTED TO BE TAKEN AT ANY MEETING OF THE BOARD, OR OF ANY COMMITTEE THEREOF, MAY BE TAKEN WITHOUT A MEETING IF ALL MEMBERS OF THE BOARD OR SUCH COMMITTEE, AS THE CASE MAY BE, CONSENT THERETO IN WRITING OR BY ELECTRONIC TRANSMISSION, AND THE WRITING OR WRITINGS OR ELECTRONIC TRANSMISSION OR TRANSMISSIONS ARE FILED WITH THE MINUTES OF PROCEEDINGS OF THE BOARD OR COMMITTEE, AS APPLICABLE. SUCH FILING SHALL BE IN PAPER FORM IF THE MINUTES ARE MAINTAINED IN PAPER FORM AND SHALL BE IN ELECTRONIC FORM IF THE MINUTES ARE MAINTAINED IN ELECTRONIC FORM.
Section 2.9: Powers. EXCEPT AS OTHERWISE PROVIDED BY THE CERTIFICATE OF INCORPORATION OR THE DGCL, THE BUSINESS AND AFFAIRS OF THE CORPORATION SHALL BE MANAGED BY OR UNDER THE DIRECTION OF THE BOARD.
Section 2.10: Compensation of Directors. MEMBERS OF THE BOARD, AS SUCH, MAY RECEIVE, PURSUANT TO A RESOLUTION OF THE BOARD, FEES AND OTHER COMPENSATION FOR THEIR SERVICES AS DIRECTORS, INCLUDING WITHOUT LIMITATION THEIR SERVICES AS MEMBERS OF COMMITTEES OF THE BOARD.
Section 2.11: Confidentiality. EACH DIRECTOR SHALL MAINTAIN THE CONFIDENTIALITY OF, AND SHALL NOT SHARE WITH ANY THIRD PARTY PERSON OR ENTITY (INCLUDING THIRD PARTIES THAT ORIGINALLY SPONSORED, NOMINATED OR DESIGNATED SUCH DIRECTOR (THE “SPONSORING PARTY”)), ANY NON-PUBLIC INFORMATION LEARNED IN THEIR CAPACITIES AS DIRECTORS, INCLUDING COMMUNICATIONS AMONG BOARD MEMBERS IN THEIR CAPACITIES AS DIRECTORS. THE BOARD MAY ADOPT A BOARD CONFIDENTIALITY POLICY FURTHER IMPLEMENTING AND INTERPRETING THIS BYLAW (A “BOARD CONFIDENTIALITY POLICY”). ALL DIRECTORS

ARE REQUIRED TO COMPLY WITH THIS BYLAW AND ANY SUCH BOARD CONFIDENTIALITY POLICY UNLESS SUCH DIRECTOR OR SPONSORING PARTY FOR SUCH DIRECTOR HAS ENTERED INTO A SPECIFIC WRITTEN AGREEMENT WITH THE CORPORATION, IN EITHER CASE AS APPROVED BY THE BOARD, PROVIDING OTHERWISE WITH RESPECT TO SUCH CONFIDENTIAL INFORMATION.
ARTICLE III: COMMITTEES
Section 3.1: Committees. THE BOARD MAY DESIGNATE ONE OR MORE COMMITTEES, EACH COMMITTEE TO CONSIST OF ONE OR MORE OF THE DIRECTORS OF THE CORPORATION. THE BOARD MAY DESIGNATE ONE OR MORE DIRECTORS AS ALTERNATE MEMBERS OF ANY COMMITTEE, WHO MAY REPLACE ANY ABSENT OR DISQUALIFIED MEMBER AT ANY MEETING OF THE COMMITTEE. IN THE ABSENCE OR DISQUALIFICATION OF A MEMBER OF THE COMMITTEE, THE MEMBER OR MEMBERS THEREOF PRESENT AT ANY MEETING OF SUCH COMMITTEE WHO ARE NOT DISQUALIFIED FROM VOTING, WHETHER OR NOT SUCH MEMBER OR MEMBERS CONSTITUTE A QUORUM, MAY UNANIMOUSLY APPOINT ANOTHER MEMBER OF THE BOARD TO ACT AT THE MEETING IN PLACE OF ANY SUCH ABSENT OR DISQUALIFIED MEMBER. ANY SUCH COMMITTEE, TO THE EXTENT PROVIDED IN A RESOLUTION OF THE BOARD, SHALL HAVE AND MAY EXERCISE ALL THE POWERS AND AUTHORITY OF THE BOARD IN THE MANAGEMENT OF THE BUSINESS AND AFFAIRS OF THE CORPORATION AND MAY AUTHORIZE THE SEAL OF THE CORPORATION TO BE AFFIXED TO ALL PAPERS THAT MAY REQUIRE IT.; BUT NO SUCH COMMITTEE SHALL HAVE THE POWER OR AUTHORITY IN REFERENCE TO THE FOLLOWING MATTERS: (A) APPROVING, ADOPTING OR RECOMMENDING TO THE STOCKHOLDERS ANY ACTION OR MATTER (OTHER THAN THE ELECTION OR REMOVAL OF MEMBERS OF THE BOARD) EXPRESSLY REQUIRED BY THE DGCL TO BE SUBMITTED TO STOCKHOLDERS FOR APPROVAL OR (B) ADOPTING, AMENDING OR REPEALING ANY BYLAW OF THE CORPORATION.
Section 3.2: Committee Rules. EACH COMMITTEE SHALL KEEP RECORDS OF ITS PROCEEDINGS AND MAKE SUCH REPORTS AS THE BOARD MAY FROM TIME TO TIME REQUEST. UNLESS THE BOARD OTHERWISE PROVIDES, EACH COMMITTEE DESIGNATED BY THE BOARD MAY MAKE, ALTER AND REPEAL RULES FOR THE CONDUCT OF ITS BUSINESS. IN THE ABSENCE OF SUCH RULES EACH COMMITTEE SHALL CONDUCT ITS BUSINESS IN THE SAME MANNER AS THE BOARD CONDUCTS ITS BUSINESS PURSUANT TO ARTICLE II OF THESE BYLAWS. EXCEPT AS OTHERWISE PROVIDED IN THE CERTIFICATE OF INCORPORATION, THESE BYLAWS OR THE RESOLUTION OF THE BOARD DESIGNATING THE COMMITTEE, ANY COMMITTEE MAY CREATE ONE OR MORE SUBCOMMITTEES, EACH SUBCOMMITTEE TO CONSIST OF ONE OR MORE MEMBERS OF THE COMMITTEE, AND MAY DELEGATE TO ANY SUCH SUBCOMMITTEE ANY OR ALL OF THE POWERS AND AUTHORITY OF THE COMMITTEE.
ARTICLE IV: OFFICERS; CHAIRPERSON
Section 4.1: Generally. THE OFFICERS OF THE CORPORATION SHALL CONSIST OF A CHIEF EXECUTIVE OFFICER (WHO MAY BE THE CHAIRPERSON OF THE BOARD OR THE PRESIDENT), A PRESIDENT, A SECRETARY AND A TREASURER AND MAY CONSIST OF SUCH OTHER OFFICERS, INCLUDING, WITHOUT LIMITATION, A CHIEF FINANCIAL OFFICER AND ONE OR MORE VICE PRESIDENTS, AS MAY FROM TIME TO TIME BE APPOINTED BY THE BOARD. ALL OFFICERS SHALL BE ELECTED BY THE BOARD; PROVIDED, HOWEVER, THAT THE BOARD MAY EMPOWER THE CHIEF EXECUTIVE OFFICER OF THE CORPORATION TO APPOINT ANY OFFICER OTHER THAN THE CHIEF EXECUTIVE OFFICER, THE PRESIDENT, THE CHIEF FINANCIAL OFFICER OR THE TREASURER. EXCEPT AS OTHERWISE PROVIDED BY LAW, BY THE CERTIFICATE OF INCORPORATION OR THESE BYLAWS, EACH OFFICER SHALL HOLD OFFICE UNTIL SUCH OFFICER’S SUCCESSOR IS DULY ELECTED AND QUALIFIED OR UNTIL SUCH OFFICER’S

EARLIER RESIGNATION, DEATH, DISQUALIFICATION OR REMOVAL. ANY NUMBER OF OFFICES MAY BE HELD BY THE SAME PERSON. ANY OFFICER MAY RESIGN BY DELIVERING A RESIGNATION IN WRITING OR BY ELECTRONIC TRANSMISSION TO THE CORPORATION AT ITS PRINCIPAL OFFICE OR TO THE CHAIRPERSON OF THE BOARD, THE CHIEF EXECUTIVE OFFICER OR THE SECRETARY. SUCH RESIGNATION SHALL BE EFFECTIVE UPON DELIVERY UNLESS IT IS SPECIFIED TO BE EFFECTIVE AT SOME LATER TIME OR UPON THE HAPPENING OF SOME LATER EVENT. ANY VACANCY OCCURRING IN ANY OFFICE OF THE CORPORATION BY DEATH, RESIGNATION, REMOVAL OR OTHERWISE MAY BE FILLED BY THE BOARD AND THE BOARD MAY, IN ITS DISCRETION, LEAVE UNFILLED, FOR SUCH PERIOD AS IT MAY DETERMINE, ANY OFFICES. EACH SUCH SUCCESSOR SHALL HOLD OFFICE FOR THE UNEXPIRED TERM OF SUCH OFFICER’S PREDECESSOR AND UNTIL A SUCCESSOR IS DULY ELECTED AND QUALIFIED OR UNTIL SUCH OFFICER’S EARLIER RESIGNATION, DEATH, DISQUALIFICATION OR REMOVAL.
Section 4.2: Chief Executive Officer. SUBJECT TO THE CONTROL OF THE BOARD AND SUCH SUPERVISORY POWERS, IF ANY, AS MAY BE GIVEN BY THE BOARD, THE POWERS AND DUTIES OF THE CHIEF EXECUTIVE OFFICER OF THE CORPORATION ARE:
(a) to act as the general manager and, subject to the control of the Board, to have general supervision, direction and control of the business and affairs of the Corporation;
(b) subject to Article I, Section 1.6 of these Bylaws, to preside at all meetings of the stockholders;
(c) subject to Article I, Section 1.2 of these Bylaws, to call special meetings of the stockholders to be held at such times and, subject to the limitations prescribed by law or by these Bylaws, at such places as the Chief Executive Officer shall deem proper;
(d) to affix the signature of the Corporation to all deeds, conveyances, mortgages, guarantees, leases, obligations, bonds, certificates and other papers and instruments in writing which have been authorized by the Board or which, in the judgment of the Chief Executive Officer, should be executed on behalf of the Corporation; and
(e) To sign certificates for shares of stock of the Corporation (if any); and subject to the direction of the Board, to have general charge of the property of the Corporation and to supervise and control all officers, agents and employees of the Corporation.
The person holding the office of President shall be the Chief Executive Officer of the Corporation unless the Board shall designate another officer to be the Chief Executive Officer.
Section 4.3: Chairperson of the Board. SUBJECT TO THE PROVISIONS OF SECTION 2.7 OF THESE BYLAWS, THE CHAIRPERSON OF THE BOARD SHALL HAVE THE POWER TO PRESIDE AT ALL MEETINGS OF THE BOARD AND SHALL HAVE SUCH OTHER POWERS AND DUTIES AS PROVIDED IN THESE BYLAWS AND AS THE BOARD MAY FROM TIME TO TIME PRESCRIBE.
Section 4.4: President. THE PERSON HOLDING THE OFFICE OF CHIEF EXECUTIVE OFFICER SHALL BE THE PRESIDENT OF THE CORPORATION UNLESS THE BOARD SHALL HAVE DESIGNATED ONE INDIVIDUAL AS THE PRESIDENT AND A DIFFERENT INDIVIDUAL AS THE CHIEF EXECUTIVE OFFICER OF THE CORPORATION. SUBJECT TO THE PROVISIONS OF THESE BYLAWS AND TO THE DIRECTION OF THE BOARD, AND SUBJECT TO THE SUPERVISORY POWERS OF THE CHIEF EXECUTIVE OFFICER (IF THE CHIEF EXECUTIVE OFFICER IS AN OFFICER OTHER THAN THE PRESIDENT), AND SUBJECT TO SUCH SUPERVISORY POWERS AND AUTHORITY AS MAY BE GIVEN BY THE BOARD TO THE CHAIRPERSON OF THE BOARD, AND/OR TO ANY OTHER OFFICER, THE PRESIDENT SHALL HAVE THE RESPONSIBILITY FOR THE GENERAL MANAGEMENT AND CONTROL OF THE BUSINESS AND AFFAIRS OF THE CORPORATION AND THE GENERAL SUPERVISION AND

DIRECTION OF ALL OF THE OFFICERS, EMPLOYEES AND AGENTS OF THE CORPORATION (OTHER THAN THE CHIEF EXECUTIVE OFFICER, IF THE CHIEF EXECUTIVE OFFICER IS AN OFFICER OTHER THAN THE PRESIDENT) AND SHALL PERFORM ALL DUTIES AND HAVE ALL POWERS THAT ARE COMMONLY INCIDENT TO THE OFFICE OF PRESIDENT OR THAT ARE DELEGATED TO THE PRESIDENT BY THE BOARD.
Section 4.5: Chief Financial Officer. THE PERSON HOLDING THE OFFICE OF CHIEF FINANCIAL OFFICER SHALL BE THE TREASURER OF THE CORPORATION UNLESS THE BOARD SHALL HAVE DESIGNATED ANOTHER OFFICER AS THE TREASURER OF THE CORPORATION. SUBJECT TO THE DIRECTION OF THE BOARD AND THE CHIEF EXECUTIVE OFFICER, THE CHIEF FINANCIAL OFFICER SHALL PERFORM ALL DUTIES AND HAVE ALL POWERS THAT ARE COMMONLY INCIDENT TO THE OFFICE OF CHIEF FINANCIAL OFFICER, OR AS THE BOARD MAY FROM TIME TO TIME PRESCRIBE.
Section 4.6: Treasurer. THE PERSON HOLDING THE OFFICE OF TREASURER SHALL HAVE CUSTODY OF ALL MONIES AND SECURITIES OF THE CORPORATION. THE TREASURER SHALL MAKE SUCH DISBURSEMENTS OF THE FUNDS OF THE CORPORATION AS ARE AUTHORIZED AND SHALL RENDER FROM TIME TO TIME AN ACCOUNT OF ALL SUCH TRANSACTIONS. THE TREASURER SHALL ALSO PERFORM SUCH OTHER DUTIES AND HAVE SUCH OTHER POWERS AS ARE COMMONLY INCIDENT TO THE OFFICE OF TREASURER, OR AS THE BOARD OR THE CHIEF EXECUTIVE OFFICER MAY FROM TIME TO TIME PRESCRIBE.
Section 4.7: Vice President. EACH VICE PRESIDENT SHALL HAVE ALL SUCH POWERS AND DUTIES AS ARE COMMONLY INCIDENT TO THE OFFICE OF VICE PRESIDENT OR THAT ARE DELEGATED TO SUCH VICE PRESIDENT BY THE BOARD OR THE CHIEF EXECUTIVE OFFICER. A VICE PRESIDENT MAY BE DESIGNATED BY THE BOARD TO PERFORM THE DUTIES AND EXERCISE THE POWERS OF THE CHIEF EXECUTIVE OFFICER OR PRESIDENT IN THE EVENT OF THE CHIEF EXECUTIVE OFFICER’S OR PRESIDENT’S ABSENCE OR DISABILITY.
Section 4.8: Secretary. THE SECRETARY SHALL ISSUE OR CAUSE TO BE ISSUED ALL AUTHORIZED NOTICES FOR, AND SHALL KEEP, OR CAUSE TO BE KEPT, MINUTES OF ALL MEETINGS OF THE STOCKHOLDERS AND THE BOARD. THE SECRETARY SHALL HAVE CHARGE OF THE CORPORATE MINUTE BOOKS AND SIMILAR RECORDS AND SHALL PERFORM SUCH OTHER DUTIES AND HAVE SUCH OTHER POWERS AS ARE COMMONLY INCIDENT TO THE OFFICE OF SECRETARY, OR AS THE BOARD OR THE CHIEF EXECUTIVE OFFICER MAY FROM TIME TO TIME PRESCRIBE.
Section 4.9: Delegation of Authority. THE BOARD MAY FROM TIME TO TIME DELEGATE THE POWERS OR DUTIES OF ANY OFFICER OF THE CORPORATION TO ANY OTHER OFFICERS OR AGENTS OF THE CORPORATION, NOTWITHSTANDING ANY PROVISION HEREOF.
Section 4.10: Removal. ANY OFFICER OF THE CORPORATION SHALL SERVE AT THE PLEASURE OF THE BOARD AND MAY BE REMOVED AT ANY TIME, WITH OR WITHOUT CAUSE, BY THE BOARD; PROVIDED, THAT IF THE BOARD HAS EMPOWERED THE CHIEF EXECUTIVE OFFICER TO APPOINT ANY OFFICER OF THE CORPORATION, THEN SUCH OFFICER MAY ALSO BE REMOVED BY THE CHIEF EXECUTIVE OFFICER. SUCH REMOVAL SHALL BE WITHOUT PREJUDICE TO THE CONTRACTUAL RIGHTS OF SUCH OFFICER, IF ANY, WITH THE CORPORATION.
ARTICLE V: STOCK
Section 5.1: Certificates; Uncertificated Shares. THE SHARES OF CAPITAL STOCK OF THE CORPORATION SHALL BE UNCERTIFICATED SHARES; PROVIDED, HOWEVER, THAT THE RESOLUTION OF THE BOARD THAT THE SHARES OF CAPITAL STOCK OF THE

CORPORATION SHALL BE UNCERTIFICATED SHARES SHALL NOT APPLY TO SHARES REPRESENTED BY A CERTIFICATE UNTIL SUCH CERTIFICATE IS SURRENDERED TO THE CORPORATION (OR THE TRANSFER AGENT OR REGISTRAR, AS THE CASE MAY BE). NOTWITHSTANDING THE FOREGOING, THE BOARD MAY PROVIDE BY RESOLUTION OR RESOLUTIONS THAT SOME OR ALL OF ANY OR ALL CLASSES OR SERIES OF ITS STOCK SHALL BE CERTIFICATED SHARES. EVERY HOLDER OF STOCK REPRESENTED BY CERTIFICATES SHALL BE ENTITLED TO HAVE A CERTIFICATE SIGNED BY, OR IN THE NAME OF THE CORPORATION, BY THE CHAIRPERSON OR VICE-CHAIRPERSON OF THE BOARD, THE CHIEF EXECUTIVE OFFICER OR THE PRESIDENT OR A VICE PRESIDENT, AND BY THE TREASURER OR AN ASSISTANT TREASURER, OR THE SECRETARY OR AN ASSISTANT SECRETARY, OF THE CORPORATION, REPRESENTING THE NUMBER OF SHARES REGISTERED IN CERTIFICATE FORM. ANY OR ALL OF THE SIGNATURES ON THE CERTIFICATE MAY BE A FACSIMILE. IN CASE ANY OFFICER, TRANSFER AGENT OR REGISTRAR WHO HAS SIGNED OR WHOSE FACSIMILE SIGNATURE HAS BEEN PLACED UPON A CERTIFICATE SHALL HAVE CEASED TO BE SUCH OFFICER, TRANSFER AGENT OR REGISTRAR BEFORE SUCH CERTIFICATE IS ISSUED, IT MAY BE ISSUED BY THE CORPORATION WITH THE SAME EFFECT AS IF SUCH PERSON WERE AN OFFICER, TRANSFER AGENT OR REGISTRAR AT THE DATE OF ISSUE.
Section 5.2: Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates or Uncertificated Shares. THE CORPORATION MAY ISSUE A NEW CERTIFICATE OF STOCK OR UNCERTIFICATED SHARES IN THE PLACE OF ANY CERTIFICATE PREVIOUSLY ISSUED BY IT, ALLEGED TO HAVE BEEN LOST, STOLEN OR DESTROYED, UPON THE MAKING OF AN AFFIDAVIT OF THAT FACT BY THE PERSON CLAIMING THE CERTIFICATE OF STOCK TO BE LOST, STOLEN OR DESTROYED, AND THE CORPORATION MAY REQUIRE THE OWNER OF THE LOST, STOLEN OR DESTROYED CERTIFICATE, OR SUCH OWNER’S LEGAL REPRESENTATIVE, TO AGREE TO INDEMNIFY THE CORPORATION AND/OR TO GIVE THE CORPORATION A BOND SUFFICIENT TO INDEMNIFY IT, AGAINST ANY CLAIM THAT MAY BE MADE AGAINST IT ON ACCOUNT OF THE ALLEGED LOSS, THEFT OR DESTRUCTION OF ANY SUCH CERTIFICATE OR THE ISSUANCE OF SUCH NEW CERTIFICATE OR UNCERTIFICATED SHARES.
Section 5.3: Other Regulations. SUBJECT TO APPLICABLE LAW, THE CERTIFICATE OF INCORPORATION AND THESE BYLAWS, THE ISSUE, TRANSFER, CONVERSION AND REGISTRATION OF SHARES REPRESENTED BY CERTIFICATES AND OF UNCERTIFICATED SHARES SHALL BE GOVERNED BY SUCH OTHER REGULATIONS AS THE BOARD MAY ESTABLISH.
ARTICLE VI: INDEMNIFICATION
Section 6.1: Indemnification of Officers and Directors. EACH PERSON WHO WAS OR IS MADE A PARTY TO, OR IS THREATENED TO BE MADE A PARTY TO, OR IS INVOLVED IN ANY THREATENED, PENDING OR COMPLETED ACTION, SUIT OR PROCEEDING, WHETHER CIVIL, CRIMINAL, ADMINISTRATIVE, LEGISLATIVE OR ANY OTHER TYPE WHATSOEVER (A “PROCEEDING”), BY REASON OF THE FACT THAT SUCH PERSON (OR A PERSON OF WHOM SUCH PERSON IS THE LEGAL REPRESENTATIVE), IS OR WAS A DIRECTOR OR OFFICER OF THE CORPORATION OR, WHILE SERVING AS A DIRECTOR OR OFFICER OF THE CORPORATION, IS OR WAS SERVING AT THE REQUEST OF THE CORPORATION AS A DIRECTOR, OFFICER, EMPLOYEE, AGENT OR TRUSTEE OF ANOTHER CORPORATION, OR OF A PARTNERSHIP, JOINT VENTURE, TRUST OR OTHER ENTERPRISE, INCLUDING SERVICE WITH RESPECT TO EMPLOYEE BENEFIT PLANS (FOR PURPOSES OF THIS ARTICLE VI, AN “INDEMNITEE”), SHALL BE INDEMNIFIED AND HELD HARMLESS BY THE CORPORATION TO THE FULLEST EXTENT PERMITTED BY THE DGCL AS THE SAME EXISTS OR MAY HEREAFTER BE AMENDED (BUT, IN THE CASE OF ANY SUCH AMENDMENT, ONLY TO THE EXTENT THAT SUCH AMENDMENT PERMITS THE CORPORATION TO PROVIDE BROADER INDEMNIFICATION RIGHTS THAN SUCH LAW

PERMITTED THE CORPORATION TO PROVIDE PRIOR TO SUCH AMENDMENT), AGAINST ALL EXPENSES, LIABILITY AND LOSS (INCLUDING ATTORNEYS’ FEES, JUDGMENTS, FINES, ERISA EXCISE TAXES AND PENALTIES AND AMOUNTS PAID OR TO BE PAID IN SETTLEMENT) REASONABLY INCURRED OR SUFFERED BY SUCH INDEMNITEE IN CONNECTION THEREWITH, PROVIDED SUCH INDEMNITEE ACTED IN GOOD FAITH AND IN A MANNER THAT THE INDEMNITEE REASONABLY BELIEVED TO BE IN OR NOT OPPOSED TO THE BEST INTERESTS OF THE CORPORATION, AND, WITH RESPECT TO ANY CRIMINAL ACTION OR PROCEEDING, HAD NO REASONABLE CAUSE TO BELIEVE THE INDEMNITEE’S CONDUCT WAS UNLAWFUL. SUCH INDEMNIFICATION SHALL CONTINUE AS TO AN INDEMNITEE WHO HAS CEASED TO BE A DIRECTOR OR OFFICER OF THE CORPORATION AND SHALL INURE TO THE BENEFIT OF SUCH INDEMNITEES’ HEIRS, EXECUTORS AND ADMINISTRATORS. NOTWITHSTANDING THE FOREGOING, SUBJECT TO SECTION 6.5 OF THESE BYLAWS, THE CORPORATION SHALL INDEMNIFY ANY SUCH INDEMNITEE SEEKING INDEMNITY IN CONNECTION WITH A PROCEEDING (OR PART THEREOF) INITIATED BY SUCH INDEMNITEE ONLY IF SUCH PROCEEDING (OR PART THEREOF) WAS AUTHORIZED BY THE BOARD OR SUCH INDEMNIFICATION IS AUTHORIZED BY AN AGREEMENT APPROVED BY THE BOARD.
Section 6.2: Advance of Expenses. EXCEPT AS OTHERWISE PROVIDED IN A WRITTEN INDEMNIFICATION CONTRACT BETWEEN THE CORPORATION AND AN INDEMNITEE, THE CORPORATION SHALL PAY ALL EXPENSES (INCLUDING ATTORNEYS’ FEES) INCURRED BY AN INDEMNITEE IN DEFENDING ANY PROCEEDING IN ADVANCE OF ITS FINAL DISPOSITION; PROVIDED, HOWEVER, THAT IF THE DGCL THEN SO REQUIRES, THE ADVANCEMENT OF SUCH EXPENSES SHALL BE MADE ONLY UPON DELIVERY TO THE CORPORATION OF AN UNDERTAKING, BY OR ON BEHALF OF SUCH INDEMNITEE, TO REPAY SUCH AMOUNTS IF IT SHALL ULTIMATELY BE DETERMINED THAT SUCH INDEMNITEE IS NOT ENTITLED TO BE INDEMNIFIED UNDER THIS ARTICLE VI OR OTHERWISE.
Section 6.3: Non-Exclusivity of Rights. THE RIGHTS CONFERRED ON ANY PERSON IN THIS ARTICLE VI SHALL NOT BE EXCLUSIVE OF ANY OTHER RIGHT THAT SUCH PERSON MAY HAVE OR HEREAFTER ACQUIRE UNDER ANY STATUTE, PROVISION OF THE CERTIFICATE OF INCORPORATION, BYLAWS, AGREEMENT, VOTE OR CONSENT OF STOCKHOLDERS OR DISINTERESTED DIRECTORS, OR OTHERWISE. ADDITIONALLY, NOTHING IN THIS ARTICLE VI SHALL LIMIT THE ABILITY OF THE CORPORATION, IN ITS DISCRETION, TO INDEMNIFY OR ADVANCE EXPENSES TO PERSONS WHOM THE CORPORATION IS NOT OBLIGATED TO INDEMNIFY OR ADVANCE EXPENSES PURSUANT TO THIS ARTICLE VI.
Section 6.4: Indemnification Contracts. THE BOARD IS AUTHORIZED TO CAUSE THE CORPORATION TO ENTER INTO INDEMNIFICATION CONTRACTS WITH ANY DIRECTOR, OFFICER, EMPLOYEE OR AGENT OF THE CORPORATION, OR ANY PERSON SERVING AT THE REQUEST OF THE CORPORATION AS A DIRECTOR, OFFICER, EMPLOYEE, AGENT OR TRUSTEE OF ANOTHER CORPORATION, PARTNERSHIP, JOINT VENTURE, TRUST OR OTHER ENTERPRISE, INCLUDING EMPLOYEE BENEFIT PLANS, PROVIDING INDEMNIFICATION OR ADVANCEMENT RIGHTS TO SUCH PERSON. SUCH RIGHTS MAY BE GREATER THAN THOSE PROVIDED IN THIS ARTICLE VI.
Section 6.5: Right of Indemnitee to Bring Suit. THE FOLLOWING SHALL APPLY TO THE EXTENT NOT IN CONFLICT WITH ANY INDEMNIFICATION CONTRACT PROVIDED FOR IN SECTION 6.4 OF THESE BYLAWS.
6.5.1 Right to Bring Suit. If a claim under Section 6.1 or 6.2 of these Bylaws is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall be entitled to be paid, to the fullest extent permitted by law, the expense of prosecuting or defending such suit. In any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that the Indemnitee has not met any applicable standard of conduct which makes it permissible under the DGCL (or other applicable law) for the Corporation to indemnify the Indemnitee for the amount claimed.
6.5.2 Effect of Determination. Neither the absence of a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in applicable law, nor an actual determination that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit.
6.5.3 Burden of Proof. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article VI, or otherwise, shall be on the Corporation.
Section 6.6: Nature of Rights. THE RIGHTS CONFERRED UPON INDEMNITEES IN THIS ARTICLE VI SHALL BE CONTRACT RIGHTS AND SUCH RIGHTS SHALL CONTINUE AS TO AN INDEMNITEE WHO HAS CEASED TO BE A DIRECTOR, OFFICER OR TRUSTEE AND SHALL INURE TO THE BENEFIT OF THE INDEMNITEE’S HEIRS, EXECUTORS AND ADMINISTRATORS. ANY AMENDMENT, REPEAL OR MODIFICATION OF ANY PROVISION OF THIS ARTICLE VI THAT ADVERSELY AFFECTS ANY RIGHT OF AN INDEMNITEE OR AN INDEMNITEE’S SUCCESSORS SHALL BE PROSPECTIVE ONLY, AND SHALL NOT ADVERSELY AFFECT ANY RIGHT OR PROTECTION CONFERRED ON A PERSON PURSUANT TO THIS ARTICLE VI WITH RESPECT TO ANY PROCEEDING INVOLVING ANY OCCURRENCE OR ALLEGED OCCURRENCE OF ANY ACTION OR OMISSION TO ACT THAT TOOK PLACE PRIOR TO SUCH AMENDMENT, REPEAL OR MODIFICATION.
Section 6.7: Insurance. THE CORPORATION MAY PURCHASE AND MAINTAIN INSURANCE, AT ITS EXPENSE, TO PROTECT ITSELF AND ANY DIRECTOR, OFFICER, EMPLOYEE OR AGENT OF THE CORPORATION OR ANOTHER CORPORATION, PARTNERSHIP, JOINT VENTURE, TRUST OR OTHER ENTERPRISE AGAINST ANY EXPENSE, LIABILITY OR LOSS, WHETHER OR NOT THE CORPORATION WOULD HAVE THE POWER TO INDEMNIFY SUCH PERSON AGAINST SUCH EXPENSE, LIABILITY OR LOSS UNDER THE DGCL.
ARTICLE VII: NOTICES
Section 7.1: Notice.
7.1.1 Form and Delivery. Except as otherwise specifically required in these Bylaws (including, without limitation, Section 7.1.2 of these Bylaws) or by applicable law, all notices required to be given pursuant to these Bylaws shall be in writing and may (a) in every instance in connection with any delivery to a member of the Board, be effectively given by hand delivery (including use of a delivery service), by depositing such notice in the mail, postage prepaid, or by sending such notice by overnight express courier, facsimile, electronic mail or other form of electronic transmission and (b) be effectively delivered to a stockholder when given by hand delivery, by depositing such notice in the mail, postage prepaid or, if specifically consented to by the stockholder as described in Section 7.1.2 of these Bylaws by sending such notice by facsimile, electronic mail or other form of electronic transmission. Any such notice shall be addressed to the person to whom notice is to be given at such person’s address as it appears on the records of the Corporation. The notice shall be deemed given: (a) in the case of hand delivery, when received by the person to whom notice is to be given or by any person accepting such notice on behalf of such person; (b) in the case of delivery by mail, upon deposit in the mail; (c) in the case of delivery by overnight express courier, when dispatched; and (d) in the case of delivery via facsimile, electronic mail or other form of electronic transmission, at the time provided in Section 7.1.2 of these Bylaws.
7.1.2 Electronic Transmission. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation, or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given in accordance with Section 232 of the DGCL. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if (a) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent and (b) such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, that the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Notice given pursuant to this Section 7.1.2 shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of such posting and the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the stockholder.
7.1.3 Affidavit of Giving Notice. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given in writing or by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.
Section 7.2: Waiver of Notice. WHENEVER NOTICE IS REQUIRED TO BE GIVEN UNDER ANY PROVISION OF THE DGCL, THE CERTIFICATE OF INCORPORATION OR THESE BYLAWS, A WRITTEN WAIVER OF NOTICE, SIGNED BY THE PERSON ENTITLED TO NOTICE, OR WAIVER BY ELECTRONIC TRANSMISSION BY SUCH PERSON, WHETHER BEFORE OR AFTER THE TIME STATED THEREIN, SHALL BE DEEMED EQUIVALENT TO NOTICE. ATTENDANCE OF A PERSON AT A MEETING SHALL CONSTITUTE A WAIVER OF NOTICE OF SUCH MEETING, EXCEPT WHEN THE PERSON ATTENDS A MEETING FOR THE EXPRESS PURPOSE OF OBJECTING AT THE BEGINNING OF THE MEETING TO THE TRANSACTION OF ANY BUSINESS BECAUSE THE MEETING IS NOT LAWFULLY CALLED OR CONVENED. NEITHER THE BUSINESS TO BE TRANSACTED AT, NOR THE PURPOSE OF, ANY REGULAR OR SPECIAL MEETING OF THE STOCKHOLDERS, DIRECTORS OR MEMBERS OF A COMMITTEE OF DIRECTORS NEED BE SPECIFIED IN ANY WAIVER OF NOTICE.
ARTICLE VIII: INTERESTED DIRECTORS
Section 8.1: Interested Directors. NO CONTRACT OR TRANSACTION BETWEEN THE CORPORATION AND ONE OR MORE OF ITS MEMBERS OF THE BOARD OR OFFICERS, OR BETWEEN THE CORPORATION AND ANY OTHER CORPORATION, PARTNERSHIP, ASSOCIATION OR OTHER ORGANIZATION IN WHICH ONE OR MORE OF ITS DIRECTORS OR OFFICERS ARE MEMBERS OF THE BOARD OF DIRECTORS OR OFFICERS, OR HAVE A FINANCIAL INTEREST, SHALL BE VOID OR VOIDABLE SOLELY FOR THIS REASON, OR SOLELY BECAUSE THE DIRECTOR OR OFFICER IS PRESENT AT OR PARTICIPATES IN THE MEETING OF THE BOARD OR COMMITTEE THEREOF THAT AUTHORIZES THE CONTRACT OR TRANSACTION, OR SOLELY BECAUSE SUCH DIRECTOR’S OR OFFICER’S VOTES ARE COUNTED FOR SUCH PURPOSE, IF: (A) THE MATERIAL FACTS AS TO SUCH DIRECTOR’S OR OFFICER’S RELATIONSHIP OR INTEREST AND AS TO THE CONTRACT OR TRANSACTION ARE DISCLOSED OR ARE KNOWN TO THE BOARD OR THE COMMITTEE, AND THE BOARD OR COMMITTEE IN GOOD FAITH AUTHORIZES THE CONTRACT OR TRANSACTION BY THE AFFIRMATIVE VOTES OF A MAJORITY OF THE DISINTERESTED DIRECTORS, EVEN THOUGH THE DISINTERESTED DIRECTORS BE LESS THAN A QUORUM; (B) THE MATERIAL FACTS AS TO SUCH DIRECTOR’S OR OFFICER’S RELATIONSHIP OR INTEREST AND AS TO THE CONTRACT OR TRANSACTION ARE DISCLOSED OR ARE KNOWN TO THE STOCKHOLDERS ENTITLED TO VOTE THEREON, AND THE CONTRACT OR TRANSACTION

IS SPECIFICALLY APPROVED IN GOOD FAITH BY VOTE OF THE STOCKHOLDERS; OR (C) THE CONTRACT OR TRANSACTION IS FAIR AS TO THE CORPORATION AS OF THE TIME IT IS AUTHORIZED, APPROVED OR RATIFIED BY THE BOARD, A COMMITTEE THEREOF, OR THE STOCKHOLDERS.
Section 8.2: Quorum. INTERESTED DIRECTORS MAY BE COUNTED IN DETERMINING THE PRESENCE OF A QUORUM AT A MEETING OF THE BOARD OR OF A COMMITTEE WHICH AUTHORIZES THE CONTRACT OR TRANSACTION.
ARTICLE IX: MISCELLANEOUS
Section 9.1: Fiscal Year. THE FISCAL YEAR OF THE CORPORATION SHALL BE DETERMINED BY RESOLUTION OF THE BOARD.
Section 9.2: Seal. THE BOARD MAY PROVIDE FOR A CORPORATE SEAL, WHICH MAY HAVE THE NAME OF THE CORPORATION INSCRIBED THEREON AND SHALL OTHERWISE BE IN SUCH FORM AS MAY BE APPROVED FROM TIME TO TIME BY THE BOARD.
Section 9.3: Form of Records. ANY RECORDS MAINTAINED BY THE CORPORATION IN THE REGULAR COURSE OF ITS BUSINESS, INCLUDING ITS STOCK LEDGER, BOOKS OF ACCOUNT AND MINUTE BOOKS, MAY BE KEPT ON OR BY MEANS OF, OR BE IN THE FORM OF ANY OTHER INFORMATION STORAGE DEVICE OR METHOD, ELECTRONIC OR OTHERWISE, PROVIDED, THAT THE RECORDS SO KEPT CAN BE CONVERTED INTO CLEARLY LEGIBLE PAPER FORM WITHIN A REASONABLE TIME. THE CORPORATION SHALL SO CONVERT ANY RECORDS SO KEPT UPON THE REQUEST OF ANY PERSON ENTITLED TO INSPECT SUCH RECORDS PURSUANT TO ANY PROVISION OF THE DGCL.
Section 9.4: Reliance Upon Books and Records. A MEMBER OF THE BOARD, OR A MEMBER OF ANY COMMITTEE DESIGNATED BY THE BOARD SHALL, IN THE PERFORMANCE OF SUCH PERSON’S DUTIES, BE FULLY PROTECTED IN RELYING IN GOOD FAITH UPON THE BOOKS AND RECORDS OF THE CORPORATION AND UPON SUCH INFORMATION, OPINIONS, REPORTS OR STATEMENTS PRESENTED TO THE CORPORATION BY ANY OF THE CORPORATION’S OFFICERS OR EMPLOYEES, OR COMMITTEES OF THE BOARD, OR BY ANY OTHER PERSON AS TO MATTERS THE MEMBER REASONABLY BELIEVES ARE WITHIN SUCH OTHER PERSON’S PROFESSIONAL OR EXPERT COMPETENCE AND WHO HAS BEEN SELECTED WITH REASONABLE CARE BY OR ON BEHALF OF THE CORPORATION.
Section 9.5: Certificate of Incorporation Governs. IN THE EVENT OF ANY CONFLICT BETWEEN THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION AND BYLAWS, THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION SHALL GOVERN.
Section 9.6: Severability. IF ANY PROVISION OF THESE BYLAWS SHALL BE HELD TO BE INVALID, ILLEGAL, UNENFORCEABLE OR IN CONFLICT WITH THE PROVISIONS OF THE CERTIFICATE OF INCORPORATION, THEN SUCH PROVISION SHALL NONETHELESS BE ENFORCED TO THE MAXIMUM EXTENT POSSIBLE CONSISTENT WITH SUCH HOLDING AND THE REMAINING PROVISIONS OF THESE BYLAWS (INCLUDING WITHOUT LIMITATION, ALL PORTIONS OF ANY SECTION OF THESE BYLAWS CONTAINING ANY SUCH PROVISION HELD TO BE INVALID, ILLEGAL, UNENFORCEABLE OR IN CONFLICT WITH THE CERTIFICATE OF INCORPORATION, THAT ARE NOT THEMSELVES INVALID, ILLEGAL, UNENFORCEABLE OR IN CONFLICT WITH THE CERTIFICATE OF INCORPORATION) SHALL REMAIN IN FULL FORCE AND EFFECT.
Section 9.7: Time Periods. IN APPLYING ANY PROVISION OF THESE BYLAWS WHICH REQUIRES THAT AN ACT BE DONE OR NOT BE DONE A SPECIFIED NUMBER OF DAYS PRIOR TO AN EVENT OR THAT AN ACT BE DONE DURING A PERIOD OF A SPECIFIED NUMBER OF DAYS PRIOR TO AN EVENT, CALENDAR DAYS SHALL BE USED, THE DAY OF

THE DOING OF THE ACT SHALL BE EXCLUDED, AND THE DAY OF THE EVENT SHALL BE INCLUDED.
ARTICLE X: AMENDMENT
Notwithstanding any other provision of these Bylaws, any alteration, amendment or repeal of these Bylaws, and any adoption of new Bylaws, shall require the approval of the Board or the stockholders of the Corporation as expressly provided in the Certificate of Incorporation.
____________________________

CERTIFICATION OF RESTATED BYLAWS OF

SONOS, INC.
(a Delaware corporation)
I, Edward Lazarus, certify that I am Corporate Secretary of Sonos, Inc., a Delaware corporation (the “Corporation”), that I am duly authorized to make and deliver this certification and that the attached Bylaws are a true and complete copy of the Restated Bylaws of the Corporation in effect as of the date of this certificate.
Dated: [●]
/s/ [●]
Edward Lazarus
Corporate Secretary

SONOS

SONOS, INC.
301 COROMAR DRIVE
SANTA BARBARA, CA 93117

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on March 10, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SONO2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on March 10, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V60914-P22585 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SONOS, INC.

The Board of Directors recommends you vote FOR ALL NOMINEES for the election of the three Class I directors.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees:

01) Karen Boone
02) Joanna Coles
03) Bracken Darrell

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR proposals 2, 3, 5, 6 and 7 and 1 YEAR on proposal 4.

	For	Against	Abstain
2. Ratification of the appointment of KPMG LLP as Sonos' independent registered accounting firm for the fiscal year ending September 27, 2025.	☐	☐	☐
3. Advisory approval of the named executive officer compensation (the say-on-pay vote).	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
4. Advisory approval of the frequency of future advisory votes on the Company's executive compensation (the say-on-frequency vote).	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V60915-P22585

SONOS, INC.
Annual Meeting of Stockholders
March 11, 2025 10:00 AM Pacific Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Tom Conrad and Edward Lazarus, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided herein, all the shares of the common stock of Sonos, Inc. to which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of Sonos, Inc. to be held on March 11, 2025 or at any adjournment or postponement thereof, with all powers that the undersigned would possess if present at the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations (i.e. FOR ALL NOMINEES listed in Proposal One, FOR Proposal Two, FOR Proposal Three, 1 YEAR on Proposal Four, FOR Proposal Five, FOR Proposal Six and FOR Proposal Seven). In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Continued and to be signed on reverse side